UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number : 811-08231

SPIRIT OF AMERICA INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Address of principal executive offices) (Zip code)

Mr. David Lerner

David Lerner Associates

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-516-390-5565

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

DECEMBER 31, 2015

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We are happy to have this opportunity to share with you, our shareholders, the Annual Report for the Spirit of America Real Estate Income and Growth Fund. This includes a review of our performance in 2015, in addition to a discussion of the economy, and our thoughts on the securities markets.

At Spirit of America Investment Funds, our team takes a comprehensive approach to investing. We analyze economic trends, and evaluate industries that could benefit from those trends. Based upon this analysis, we select investments we believe are positioned to provide the best potential returns. Our portfolio managers utilize their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis.

The Spirit of America Real Estate Income and Growth Fund’s investment philosophy continues to be to seek enduring value in the infrastructure of America by investing in real estate companies which own office buildings, shopping malls, hotels, apartments, and other income producing assets. Our goal is to maximize total return to shareholders by benefitting from the income generated through the rental of these properties, while also participating in potential long term appreciation of asset values.

We thank you for your support, and look forward to your future investment in the Spirit of America Real Estate Income and Growth Fund.

Sincerely,

David Lerner	William Mason
President Spirit of America Investment Fund, Inc.	Portfolio Manager

REAL ESTATE INCOME AND GROWTH FUND	1

MANAGEMENT DISCUSSION (UNAUDITED)

Economic Summary

The Federal Reserve raised rates to a range between 0.25% and 0.5% signaling the beginning of the end for the central bank’s stimulus program as anticipated during their December meeting. Fed officials emphasized that they intend to raise rates gradually and only if economic growth continues. They are predicting that if all goes smoothly short-term rates may rise by about one percentage point a year for the next three years.

At the end of December the Department of Commerce revised the U.S. gross domestic product (GDP) for the 3rd quarter of 2015 up to a 2.0% annual pace. The increase in GDP this quarter primarily reflected positive contributions from personal consumption, nonresidential fixed investment, state and local spending, residential fixed investment, and exports that were partly offset by a negative contribution from private inventory investment and an increase in imports. In the 2nd quarter GDP increased by a 3.9% pace following the 0.02% contraction in the 1st quarter.

The latest employment data released by the Bureau of Labor Statistics in the December jobs report shows total nonfarm payroll employment rose by 292,000 jobs. In 2015, payroll employment growth totaled 2.7 million, compared with 3.1 million in 2014. The unemployment rate was 5.0%, down by 0.6% over the past 12 months.

Market Commentary

This past year the S&P 500 hit a record high in May only to slump in August over fears of a China-led global economic slowdown. For the year, the S&P 500 was down 0.73%. The Dow Jones industrial average lost 2.23% for the year, its first annual decline since 2008. The Nasdaq

Composite gained 5.73% after surpassing levels not seen since the dot-com bubble in 2000.

Led by the Self-Storage and Residential property sectors, REITs outperformed the S&P 500 Index in 2015. For the year as a whole, total returns of the FTSE/NAREIT All Equity REIT Index rose 2.83 percent; the S&P 500 Index returned 1.38 percent; the Dow Jones Industrial returned .21 percent during the same period. Self-storage and Residential property were the outperformers in the REIT sector with 40.65 percent and 17.07 percent respectively. Manufactured Homes led the Residential properties returning 25.65 percent in 2015. Lodging and Resorts underperformed the FTSE NAREIT All Equity REITs, with a loss of 24.42 percent.

Fund Summary

The Spirit of America Real Estate Income and Growth Fund, SOAAX (the “Fund”), aims to provide high total return through a combination of capital appreciation and dividend income.

As of December 31, 2015 the Fund was invested over 93% in REITs. A REIT, or Real Estate Investment Trust, is a company that owns or finances income-producing real estate. REITs provide investors regular income streams, diversification and long-term capital appreciation. REITs typically pay out all of their taxable income as dividends to shareholders. REITs are tied to almost all aspects of the economy, including apartments, hospitals, hotels, industrial facilities, infrastructure, nursing homes, offices, shopping malls, storage centers, and student housing.

Return Summary

The Spirit of America Real Estate Income and Growth Fund, SOAAX (the “Fund”), had a total one year return of -0.33% (no

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

load, gross of fees). This compares to the 2.52% returned by its benchmark, the MSCI US REIT Index, for the same period. That result does not take the maximum front end sales charge of 5.25% or the expense ratio of 1.56% for Class A shares into account.

Including sales charge and expenses, as of December 31, 2015 the Fund’s one year return was -7.05%. The annualized five year return was 7.67% per year, while the average annual return over the past ten years was 3.06%.

REAL ESTATE INCOME AND GROWTH FUND	3

ILLUSTRATION OF INVESTMENT (UNAUDITED)

Summary of Portfolio Holdings (Unaudited)

As of December 31, 2015

Residential (REITs)	25.88%	$30,041,822
Specialized (REITs)	20.08%	23,312,027
Retail (REITs)	15.54%	18,037,055
Office (REITs)	14.20%	16,481,928
Energy	6.03%	7,002,116
Hotel & Resort (REITs)	5.96%	6,915,838
Diversified (REITs)	4.67%	5,421,900
Industrial (REITs)	4.43%	5,141,077
Mortgage (REITs)	2.58%	2,990,888
Financials	0.52%	607,000
Health Care (REITs)	0.11%	131,400
Total Investments	100.00%	$116,083,051

4	SPIRIT OF AMERICA

ILLUSTRATION OF INVESTMENT (UNAUDITED) (CONT.)

Average Annual Returns (Unaudited)

(For the Periods Ended December 31, 2015)

	1 Year	5 Year	10 Year
Spirit of America Real Estate Income and Growth Fund (NAV)	(1.88)%	8.85%	3.61%
Spirit of America Real Estate Income and Growth Fund (POP)	(7.05)%	7.67%	3.06%
MSCI US REIT Index	2.52%	11.88%	7.35%

NAV represents the Net Asset Value. Returns at NAV do not reflect the maximum 5.25% sales charge. POP represents Public Offering Price and returns at POP do reflect the maximum 5.25% sales charge. Total returns for periods less than one year are not annualized.

Performance data quoted represents past performance; past performance is no guarantee of future results.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Growth of $10,000 (Unaudited)

(includes one-time 5.25% maximum sales charge and reinvestment of all distributions)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800- 452-4892.

The Morgan Stanley Capital International (“MSCI”) US REIT Index is an unmanaged index. The MSCI US REIT Index is a free float- adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

REAL ESTATE INCOME AND GROWTH FUND	5

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX MONTH PERIOD JULY 1, 2015 TO DECEMBER 31, 2015

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the six month period, July 1, 2015 to December 31, 2015.

Spirit of America Real Estate Income and Growth Fund

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$1,037.40	1.58%	$8.10
Hypothetical 5% Return	$1,000.00	$1,017.26	1.58%	$8.02

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 365.

6	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2015

	Shares	Market Value
Common Stocks 99.11%

Diversified REITs 1.85%
American Assets Trust, Inc.	10,000	$383,500
WP Carey, Inc.	30,000	1,770,000
		2,153,500

Energy 6.03%
Calumet Specialty Products Partners LP	74,530	1,483,892
Cheniere Energy Partners LP	2,300	59,961
Enterprise Products Partners LP	72,402	1,852,043
Magellan Midstream Partners LP	15,000	1,018,800
MPLX LP	22,486	884,374
Sunoco Logistics Partners LP	7,500	192,750
Sunoco LP	5,650	223,797
USA Compression Partners LP	50,000	574,500
Western Gas Partners LP	14,980	711,999
		7,002,116

Financials 0.52%
NorthStar Asset Management Group, Inc.	50,000	607,000

Health Care REITs 2.96%
CareTrust REIT, Inc.	12,000	131,400
Ventas, Inc.	37,650	2,124,590
Welltower, Inc.	17,300	1,176,919
		3,432,909

Hotel & Resort REITs 13.41%
Apple Hospitality REIT, Inc.	47,800	954,566
Ashford Hospitality Prime, Inc.	33,100	479,950
Ashford Hospitality Trust, Inc.	115,125	726,439
Chesapeake Lodging Trust	33,200	835,312
DiamondRock Hospitality Co.	317,600	3,064,840
FelCor Lodging Trust, Inc.	287,926	2,101,860
HCP, Inc.	50,000	1,912,000
Hersha Hospitality Trust	80,000	1,740,800
Pebblebrook Hotel Trust	123,000	3,446,460
Sotherly Hotels, Inc.	52,000	320,320
		15,582,547

See accompanying notes which are an integral part of these financial statements.

REAL ESTATE INCOME AND GROWTH FUND	7

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Shares	Market Value

Industrial REITs 4.15%
DCT Industrial Trust, Inc.	14,214	$531,177
Prologis, Inc.	100,000	4,292,000
		4,823,177

Mortgage REITs 2.57%
Blackstone Mortgage Trust, Inc.	45,000	1,204,200
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	83,567	1,581,088
Starwood Property Trust, Inc.	10,000	205,600
		2,990,888

Office REITs 12.30%
Boston Properties, Inc.	24,000	3,060,960
City Office REIT, Inc.	127,258	1,550,002
Hudson Pacific Properties, Inc.	90,000	2,532,600
Kilroy Realty Corp.	45,000	2,847,600
SL Green Realty Corp.	29,200	3,299,016
Vornado Realty Trust	10,000	999,600
		14,289,778

Residential REITs 25.86%
Apartment Investment & Management Co.	86,400	3,458,592
AvalonBay Communities, Inc.	30,000	5,523,900
Camden Property Trust	25,000	1,919,000
Equity LifeStyle Properties, Inc.	15,050	1,003,384
Equity Residential	58,800	4,797,492
Essex Property Trust, Inc.	17,971	4,302,437
Mid-America Apartment Communities, Inc.	43,972	3,993,097
Sun Communities, Inc.	18,200	1,247,246
UDR, Inc.	101,056	3,796,674
		30,041,822

Retail REITs 15.53%
Federal Realty Investment Trust	40,000	5,844,000
General Growth Properties, Inc.	40,000	1,088,400
Kimco Realty Corp.	74,250	1,964,655
Regency Centers Corp.	20,000	1,362,400
Simon Property Group, Inc.	40,000	7,777,600
		18,037,055

Specialized REITs 13.93%
CorEnergy Infrastructure Trust, Inc.	27,362	406,052
CoreSite Realty Corp.	40,000	2,268,800

See accompanying notes which are an integral part of these financial statements.

8	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Shares	Market Value

Specialized REITs (cont.)
CubeSmart	20,000	$612,400
CyrusOne, Inc.	25,000	936,250
Digital Realty Trust, Inc.	50,000	3,781,000
DuPont Fabros Technology, Inc.	10,000	317,900
Extra Space Storage, Inc.	25,000	2,205,250
QTS Realty Trust, Inc., Class A	50,000	2,255,500
Sovran Self Storage, Inc.	31,700	3,401,727
		16,184,879
Total Common Stocks
(Cost $84,430,731)		115,145,671

Preferred Stocks 0.81%

Specialized REITs 0.81%
CorEnergy Infrastructure Trust, Inc., Series A, 7.38%	20,000	364,200
Digital Realty Trust, Inc., Series I, 6.35%	10,000	256,800
Digital Realty Trust, Inc., Series E, 7.00%	6,000	154,980
Public Storage, Series Z, 6.00%	6,000	161,400
Total Preferred Stocks
(Cost $1,066,928)		937,380

Total Investments — 99.92%
(Cost $85,497,659)		116,083,051
Other Assets in Excess of Liabilities — 0.08%		96,591

NET ASSETS — 100.00%		$116,179,642

REIT - Real Estate Investment Trust

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC (formerly Huntington Asset Services, Inc.).

See accompanying notes which are an integral part of these financial statements.

REAL ESTATE INCOME AND GROWTH FUND	9

STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 2015

ASSETS
Investments in securities at value (cost $85,497,659)	$116,083,051
Receivable for Fund shares sold	13,723
Dividends and interest receivable	610,169
Receivable for investments sold	644,003
Prepaid expenses	5,353
TOTAL ASSETS	117,356,299

LIABILITIES
Payable for return of short-term borrowings	913,015
Payable for Fund shares redeemed	72,489
Payable for investment advisory fees	95,560
Payable for accounting and administration fees	6,482
Payable for distribution fees	29,555
Payable to custodian	1,826
Payable for audit fees	27,500
Payable for printing fees	16,402
Payable for transfer agent fees	11,492
Payable for chief compliance officer salary	289
Other accrued expenses	2,047
TOTAL LIABILITIES	1,176,657
NET ASSETS	$116,179,642
Net assets applicable to 9,838,189 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$116,179,642
Net asset value and redemption price per share ($116,179,642 ÷ 9,838,189 shares)	$11.81
Maximum offering price per share ($11.81÷ 0.9475)	$12.46

SOURCE OF NET ASSETS
As of December 31 2015, net assets consisted of:
Paid-in capital	$81,581,188
Accumulated undistributed net investment income	5,068
Accumulated net realized gain on investments	4,007,994
Net unrealized appreciation on investments	30,585,392
NET ASSETS	$116,179,642

See accompanying notes which are an integral part of these financial statements.

10	SPIRIT OF AMERICA

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends and interest	$2,696,609
TOTAL INVESTMENT INCOME	2,696,609

EXPENSES
Investment advisory	1,266,383
Distribution	391,666
Accounting and Administration	80,602
Transfer agent	119,932
Audit	28,100
Chief Compliance Officer salary	3,959
Custodian	11,557
Directors	14,163
Insurance	28,848
Legal	11,573
Printing	66,297
Registration	13,632
Line of credit	1,131
Interest	3,216
Other	4,406
TOTAL EXPENSES	2,045,465
NET EXPENSES	2,045,465
NET INVESTMENT INCOME	651,144

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investment transactions	12,146,550
Net change in unrealized appreciation (depreciation) of investments	(15,363,427)
Net realized and unrealized loss on investments	(3,216,877)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,565,733)

See accompanying notes which are an integral part of these financial statements.

REAL ESTATE INCOME AND GROWTH FUND	11

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

OPERATIONS
Net investment income	$651,144	$1,768,475
Net realized gain on investment transactions	12,146,550	20,722,534
Net change in unrealized appreciation/depreciation of investments	(15,363,427)	11,151,021
Net increase (decrease) in net assets resulting from operations	(2,565,733)	33,642,030

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investments income	(651,144)	(1,768,475)
Distributions from realized gains	(9,154,195)	(52,762)
Total distributions to shareholders	(9,805,339)	(1,821,237)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold	11,901,788	14,028,022
Shares issued from reinvestment of distributions	8,690,185	1,602,379
Shares redeemed	(30,579,816)	(35,764,678)
Decrease in net assets derived from capital share transactions	(9,987,843)	(20,134,277)
Total increase (decrease) in net assets	(22,358,915)	11,686,516

NET ASSETS
Beginning of year	138,538,557	126,852,041
End of year	$116,179,642	$138,538,557

Accumulated undistributed net investment income (loss)	$5,068	$—

Transactions in capital stock were:
Shares sold	903,665	1,176,933
Shares issued from reinvestment of distributions	726,241	130,772
Shares redeemed	(2,358,503)	(3,103,137)
Decrease in shares outstanding	(728,597)	(1,795,432)

See accompanying notes which are an integral part of these financial statements.

12	SPIRIT OF AMERICA

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For The Year Ended December 31, 2015	For The Year Ended December 31, 2014	For The Year Ended December 31, 2013	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011
Net Asset Value, Beginning of Year	$13.11	$10.26	$10.06	$8.88	$8.94

Income from Investment Operations:
Net investment income	0.06	0.16	0.04	0.08 [1]	0.03 [1]
Net realized and unrealized gain (loss) on investments	(0.30)	2.86	0.28	1.26	0.08
Total income from investment operations	(0.24)	3.02	0.32	1.34	0.11

Less Distributions:
Distributions from net investment income	(0.06)	(0.16)	(0.04)	(0.16)	(0.04)
Distributions from capital gains	(1.00)	(0.01)	—	—	—
Distributions from return of capital	—	—	(0.08)	—	(0.13)
Total distributions	(1.06)	(0.17)	(0.12)	(0.16)	(0.17)

Net Asset Value, End of Year	$11.81	$13.11	$10.26	$10.06	$8.88
Total Return[2]	(1.88)%	29.55%	3.15%	15.10%	1.24%

Ratios/Supplemental Data:
Net assets, end of year (000)	$116,180	$138,539	$126,852	$134,353	$139,027
Ratio of expenses to average net assets	1.57%	1.56%	1.68%	1.75%	1.74%
Ratio of net investment income to average net assets	0.50%	1.36%	0.33%	0.84%	0.38%
Portfolio turnover	37%	43%	31%	10%	7%

1 Calculated based on the average number of shares outstanding during the period.

2 Calculation does not reflect sales load.

See accompanying notes which are an integral part of these financial statements.

REAL ESTATE INCOME AND GROWTH FUND	13

NOTES TO FINANCIAL STATEMENTS	DECEMBER 31, 2015

Note 1 – Organization

Spirit of America Real Estate Income and Growth Fund (the “Fund”), a series of the Spirit of America Investment Fund, Inc. (the “Company”), is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on January 9, 1998. The Fund currently offers one class of shares, Class A shares. The Fund seeks current income and growth of capital by investing in equity real estate investment trusts (“REITs”) and the equity securities of real estate industry companies.

Note 2 – Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

14	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2015

The summary of inputs used to value the Fund’s net assets as of December 31, 2015 is as follows:

	Value Inputs
Assets	Level 1	Level 2	Level 3	Totals
Common Stocks*	$115,145,671	$—	$—	$115,145,671
Preferred Stocks	937,380	—	—	937,380

Total	$116,083,051	$—	$—	$116,083,051

*	Refer to Schedule of Investments for industry classifications.

The Fund did not have any transfers between levels during the year ended December 31, 2015. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E. Use of Estimates: In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be paid quarterly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares. The Fund has made certain investments in REITs which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be re-characterized. The final determination of the amount of the Fund’s return of capital distribution for the period will be made after the end of each calendar year.

Note 3 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the year ended December 31, 2015, excluding short-term investments, were $47,637,758 and $59,001,558, respectively.

Note 4 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was

REAL ESTATE INCOME AND GROWTH FUND	15

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2015

incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.97% of the Fund’s average daily net assets. Investment advisory fees for the year ended December 31, 2015, were $1,266,383.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses for Class A Shares will not exceed 1.97% of the average daily net assets of each class through April 30, 2016. For the year ended December 31, 2015, there were no advisory fees reimbursed to the Fund.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. For the year ended December 31, 2015, the Fund did not reimburse the Adviser. There is no balance of recoverable expenses to the Adviser at December 31, 2015.

The Fund has adopted a distribution plan for Class A Shares pursuant to Rule 12b-1 (“Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”), a monthly fee of 1/12 of 0.30% from the average daily net assets of Class A Shares, for the Distributor’s services and expenses in distributing shares of the class and providing personal services and/or maintaining shareholder accounts. For the year ended December 31, 2015, fees paid to the Distributor under the Plan were $391,666 for Class A Shares.

The Fund’s Class A Shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the year ended December 31, 2015, sales charges on Class A Shares paid to the Distributor were $612,115. A contingent deferred sales charge (“CDSC”)

of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase on Class A Shares.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $5,250, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2015, the Fund was allocated $3,959 of the Chief Compliance Officer’s salary.

Note 5 – Concentration Risk

The Fund invests primarily in real estate related securities. A fund that concentrates its investments is subject to greater risk of loss than a fund that has a more diversified portfolio of investments. Investments in real estate and real estate-related equity securities involve risks different from, and in certain cases greater than, the risks presented by equity securities generally. The main risks are those presented by direct ownership of real estate or real estate industry securities, including possible declines in the value of real estate, environmental problems and changes in interest rates. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to these risks to a greater extent. The stocks purchased by the Fund may not appreciate in value as the Adviser anticipates. In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, its ability to retain its tax status as a regulated investment company may be adversely affected.

16	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2015

Note 6 – Federal Income Taxes

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Taxable Distributions

	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distribution
12/31/2015	$651,144	$9,154,195	$9,805,339	$—	$9,805,339
12/31/2014	$1,768,475	$52,762	$1,821,237	$—	$1,821,237

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

The adjusted cost basis of investment and gross unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

As of December 31, 2015
Gross unrealized appreciation	$35,969,513
Gross unrealized depreciation	(5,379,053)

Net unrealized appreciation(a)	30,590,460

Cost basis of investments	$85,492,591

(a)	The difference between book-basis and tax-basis net unrealized appreciation is primarily due to tax treatment of partnership investments.

As of December 31, 2015, the components of accumulated distributable earnings for the Fund on a tax basis were as follows:

Undistributed long term capital gains	$4,145,105
Accumulated capital and other losses	(137,111)
Unrealized appreciation	30,590,460

Total accumulated earnings (losses)	$34,598,454

Certain capital and qualified late year losses incurred after October 31 and within the current taxable year are deemed to arise on the first business day of the Fund’s following taxable year. For the year ended December 31, 2015, the Fund deferred post-October losses in the amount of $137,111.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Note 7 – Line of Credit

The Fund participates in a short-term credit agreement (“Line of Credit) with The Huntington National Bank, the custodian of the Fund’s investments expiring on May 25, 2016. Borrowing under this agreement bear interest at London Interbank Offered Rate (“LIBOR”) plus 1.500%. Maximum borrowings for the Fund is the lesser of $3,000,000 or 10% of the Fund’s daily market value.

REAL ESTATE INCOME AND GROWTH FUND	17

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2015

Total bank line of credit as of December 31, 2015	$2,086,985
Average borrowings during year	235,053
Number of days outstanding*	79
Average interest rate during year	1.688%
Highest balance drawn during year	2,039,359
Highest balance interest rate	1.922%
Interest expense incurred	$3,216
Interest rate at June 30, 2015	1.922%

*	Number of days outstanding represents the total days during the year ended December 31, 2015 that the Fund utilized the line of credit.

Note 8 – Other Matters

On May 7, 2010, each of William Mason, the Portfolio Manager for the Real Estate Fund, Income Fund, and Opportunity Fund, and DLA, the Fund’s principal underwriter and distributor, received a Notice of Complaint from the Department of Enforcement of the Financial Industry Regulatory Authority (“FINRA”) relating to Mr. Mason’s activities as head of the fixed income trading department of DLA and DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Complaint alleges that each of Mr. Mason and DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. On April 4, 2012, a FINRA hearing panel issued a decision in this matter and assessed monetary fines and other sanctions against DLA and Mr. Mason, including a suspension of Mr. Mason from association with a FINRA member firm for six (6) months. Both DLA and Mr. Mason appealed the decision.

On May 27, 2011, FINRA filed a complaint against DLA, the Fund’s principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). More specifically, FINRA alleged that DLA failed to conduct adequate due diligence, thereby leaving it without a reasonable basis for recommending customer purchases of Apple REIT, in addition to using false, exaggerated and misleading statements regarding the performance of earlier closed Apple REITs. In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to add David Lerner as an individual respondent and alleged violations of Section 17(a) of the Securities Act of 1933, as amended, including allegations of false, exaggerated and misleading communications to the public, through customer correspondence and investment seminars, about the investment returns, market values, performance of earlier closed Apple REITs as well as allegations of untrue statements and/or omitted material facts concerning the prior performance, steady distribution rates, unchanging valuations, and prospects of the earlier closed Apple REITs and/or Apple REIT. On October 22, 2012, DLA, Mr. Lerner and Mr. Mason settled all of the foregoing FINRA investigations and actions involving Apple REIT securities and municipal bond and collateralized mortgage obligation pricing. Without admitting or denying the allegations, in connection with the settlement, DLA, Mr. Lerner and Mr. Mason each agreed, among other things, to pay a fine; and Mr. Lerner agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of one year and in any principal capacity for a period of two years thereafter beginning on November 19, 2012; and Mr. Mason agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of six months, which suspension ended on June 16, 2013. The fines and suspensions do not involve the Energy Fund or the

18	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2015

Adviser. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013, plaintiffs filed a notice of appeal of the class action dismissal. On April 23, 2014, the United States Court of Appeals for the Second Circuit substantially affirmed the April 3, 2013 decision of United States District Judge, Kiyo A. Matsumoto, dismissing with prejudice the class action complaint in In Re Apple REITs Litigation. The Second Circuit held that Judge Matsumoto correctly found that there were no material misrepresentations or omissions in the offering materials for Apple REITs Six through Ten. The appeals court upheld dismissal of ten of the thirteen claims in the case, including all federal and state securities law claims, and also upheld Judge Matsumoto’s refusal to allow plaintiffs to amend their complaint. The appeals court remanded three state common law claims to the District Court for the Eastern District of New York for further proceedings. On March 25, 2015, the District Court dismissed the remaining state common law claims against DLA, with prejudice. Plaintiffs did not file an appeal. Neither the Adviser nor the Fund were a party to any of the investigations or actions listed in this section.

In October 2013, a class action litigation, titled Lewis v. Delaware Charter Guarantee & Trust Company, et al., (the “Litigation”) was commenced in federal court in Nevada against DLA, the Funds’ principal underwriter and distributor, along with other defendants, alleging, inter alia, breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence and misrepresentation. The plaintiffs, purportedly customers who maintain individual retirement accounts at DLA which contained non-traded REIT securities, allege, among other things, that the defendants failed to accurately provide annual fair market values for those REIT securities. The Litigation was transferred to the U.S. District Court for the Eastern District of New York. On March 30, 2015, the District Court dismissed all claims against DLA, with prejudice. Plaintiffs appealed the decision dismissing the claims. While it is unlikely that plaintiffs’ appeal will be successful, there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of an appeal of the decision dismissing the claims against DLA that such outcome would not materially affect DLA’s ability to act as the Funds’ principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Neither the Adviser nor the Fund are a party to the Litigation.

Note 9 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Dividend Income

For the year ended December 31, 2015, 43.85% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction

For the year ended December 31, 2015, 32.85% of the ordinary income distribution qualifies for the Dividends Received Deduction available to corporations.

Long-Term Capital Gain Dividends

The Fund designates $9,154,195 as long-term capital gain distributions pursuant to section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2015.

REAL ESTATE INCOME AND GROWTH FUND	19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spirit of America Real Estate Income and Growth Fund and Board of Directors Spirit of America Investment Fund, Inc.

Syosset, New York

We have audited the accompanying statement of assets and liabilities of the Spirit of America Real Estate Income and Growth Fund (the “Fund”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Spirit of America Real Estate Income and Growth Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 23, 2016

20	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the continuance of a registered management investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). At a meeting held on December 1, 2015, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America Municipal Tax Free Bond Fund, Spirit of America Income Fund, Spirit of America Income & Opportunity Fund, and Spirit of America Energy Fund (collectively, the “Funds”). At the Meeting, the Board, including the Independent Directors voting separately, approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the

Adviser’s responses. In addition, the Directors were provided with the opportunity to request additional materials. In advance of the Meeting, the Board including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15c questionnaire and the responses provided by the Adviser; (ii) comparative information on the investment performance of the Funds, relevant indices and Lipper category peer funds as of September 30, 2015 in the form of reports generated by Strategic Insight Simfund/MF Desktop; (iii) graphs of fee comparisons for the minimum fee, maximum fee, average fee and median fee in the form of reports generated by the Funds’ administrator; (iv) graphs of performance comparisons for the minimum performing fund, the maximum performing fund, average performing fund and median performing fund for the one year, three years, five years and since inception time periods in the form of reports generated by the Funds’ administrator; (v) the allocation of the Funds’ brokerage, the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s compliance departments; (vi) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (vii) the Form ADV of the Adviser; and (viii) a memorandum from Independent Counsel regarding the responsibilities of the Independent Directors related to the approval of the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement, the Board, including the Independent Directors, requested, reviewed and considered materials furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, regarding, among other things, the personnel, each Fund’s performance, operations and

REAL ESTATE INCOME AND GROWTH FUND	21

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONT.)

financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:

•	The Investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	The fees charged by the Adviser for investment advisory services, as well as the compensation received by the Adviser and its affiliates;

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•

The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•	The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds.

At the Meeting, Independent Counsel also referred to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the 1940 Act with respect to the approval of the continuation of the Investment Advisory Agreement on behalf of each of the Funds. He explained that the Board must consider the (1) nature, extent and quality of services to be provided by the Adviser to the Funds; (2) the investment performance of each Fund independently; (3) the costs of the services provided and profits realized by the Adviser and its affiliates from the relationship with each Fund; (4) the extent to which economies of scale have been realized as each Fund grows and whether fee levels reflect these economies of scale for the benefit of each Fund’s investors; and (5) any other relevant considerations that the Board deems appropriate. In addition, the Independent Directors met at length with Independent Counsel during the Compliance Committee meeting to discuss the materials provided by the Adviser and to consider any additional questions they had of the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Investment Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an increasingly regulated industry. The Board, including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality of service in the future.

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and long-term investment performance for the Funds

22	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONT.)

over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups, and concluded that each Fund was delivering reasonable performance results, especially over the long-term, consistent with the conservative investment strategies that the Funds pursue.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by Strategic Insight Simfund/MF Desktop, as well as the comparative graphs provided by HASI, regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for each Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Municipal Fund had a gross management fee of 0.60% as compared to the median in its peer group of 0.53%; and, the performance for the 1 year period was 2.28% as compared to the median of its peer group of 2.74%. The Income Fund had a gross management fee of 0.60% as compared to the median in its peer group of 0.60%; and, the performance for the 1 year period was 1.65% as compared to the median of its peer group of (2.29%). The Real Estate Fund had a gross management fee of 0.97% as compared to the median in its peer group of 0.73%; and, the performance for the 1 year period was (1.06%) as compared to the median of its peer group of 0.91%. The Value Fund had a gross management fee of 0.97% as compared to the median in its peer group of 0.69%; and, the performance for the 1 year period was (3.16%) as compared to the median of its peer group of (0.73%). The Opportunity Fund had a gross management fee of 0.65% as compared to the median in its peer group of 1.00%; and, the performance for the 1 year period was (6.21%) as compared to the median of its peer group of (4.57%). The Energy Fund had a gross management fee of 0.95% as compared to the median in its peer group of 0.84%; and, the performance for the 1 year period was (28.09%) as compared to the average of its peer group of (32.16%). The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of each Fund. Recognizing that the fees paid by some Funds were higher than some of the comparable funds and higher than the medians in some Fund’s peer groups, the Board nonetheless noted that the fees were still close enough to the medians in each case and that several peer funds had higher fees. The Board noted that although higher, the fees were not unreasonable.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on small fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. Mr. Chodosh reported that the fund by fund expense analysis is the same as previous years, but that it does not reflect all of the overhead costs paid by DLA which may be attributed to the Adviser. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been

REAL ESTATE INCOME AND GROWTH FUND	23

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONT.)

economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. Given the size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved at this time.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers offered breakpoints despite having significantly more assets under management. The Board stated that they would continue to review this in future years as the Funds’ assets grow.

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the Funds. The Board considered the recent management structuring changes and concluded that these changes are likely to positively impact the management of the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. The Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Investment Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Investment Advisory Agreement was in the best interests of the shareholders of each Fund. The Independent Directors also determined that the fees charged to each Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that continuation of the Investment Advisory Agreement was in the best interests of each Fund.

24	SPIRIT OF AMERICA

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, (Age) and Address[1] Position(s) with the Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS
David Lerner[3] (79) Director, Chairman of the Board, President	Since 1998	Founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	6	President and a Director of Spirit of America Management Corp., the Company’s investment adviser.

Daniel Lerner[3] (54) Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	6	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS
Allen Kaufman (79) Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	6	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (79) Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	6	Director of Freight Management Systems, Inc.

Richard Weinberger (79) Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	6	None.

OFFICERS
David Lerner President (see biography above)

Alan P. Chodosh (62) Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Financial and Operations Officer of David Lerner Associates, Inc. since June 1999.	N/A	N/A

Joseph Pickard (55) Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; Senior Vice President and General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	All addresses are in c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset, New York 11791.

2	Each Director serves for an indefinite term, until his successor is elected.

3	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

4	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

REAL ESTATE INCOME AND GROWTH FUND	25

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Real Estate Income and Growth Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

Ultimus Asset Services, LLC

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, OH 43219

Independent Registered Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America Real Estate Income and Growth Fund, call (800) 452-4892 or (516) 390-5565.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2015 Spirit of America        SOARE-AR15

ANNUAL REPORT

DECEMBER 31, 2015

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We welcome this opportunity to share with you, our investors, the Annual Report for the Spirit of America Large Cap Value Fund, (the “Fund”) along with our thoughts on the market and recent events.

At Spirit of America, we take a comprehensive approach to investing. Our portfolio managers use their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis. We evaluate economic trends, we analyze sectors that could benefit from those trends, and finally, invest in companies that we believe possess strong fundamentals qualities.

Despite challenges that the financial industry as a whole faces in the current market environment, we see an opportunity emerging to accumulate what we believe are quality stocks at historically low valuations. We believe that investing in sound companies with reasonable share prices will help enhance the long-term returns of the Fund. We are committed to our investment philosophy.

We appreciate your continued support and look forward to your future investment in the Spirit of America Large Cap Value Fund.

Sincerely,

David Lerner	Alpana Sen
President	Portfolio Manager
Spirit of America Investment Fund, Inc.

LARGE CAP VALUE FUND	1

MANAGEMENT DISCUSSION (UNAUDITED)

Economic Summary

The Federal Reserve raised rates to a range between 0.25% and 0.5% signaling the beginning of the end for the central bank’s stimulus program as anticipated during their December meeting. Fed officials emphasized that they intend to raise rates gradually and only if economic growth continues. They are predicting that if all goes smoothly short-term rates may rise by about one percentage point a year for the next three years.

At the end of December the Department of Commerce revised the U.S. gross domestic product (GDP) for the 3rd quarter of 2015 up to a 2.0% annual pace. The increase in GDP this quarter primarily reflected positive contributions from personal consumption, nonresidential fixed investment, state and local spending, residential fixed investment, and exports that were partly offset by a negative contribution from private inventory investment and an increase in imports. In the 2nd quarter GDP increased by a 3.9% pace following the 0.02% contraction in the 1st quarter.

The latest employment data released by the Bureau of Labor Statistics in the December jobs report shows total nonfarm payroll employment rose by 292,000 jobs. In 2015, payroll employment growth totaled 2.7 million, compared with 3.1 million in 2014. The unemployment rate was 5.0%, down by 0.6% over the past 12 months.

Market Commentary

This past year the S&P 500 hit a record high in May only to slump in August over fears of a China-led global economic slowdown. For the year, the S&P 500 was down 0.73%. The Dow Jones industrial average lost 2.23% for the year, its first annual decline since 2008. The Nasdaq

Composite gained 5.73% after surpassing levels not seen since the dot-com bubble in 2000.

Fund Summary

The Spirit of America Value Fund’s, (SOAVX) (the “Fund”) seeks to provide capital appreciation with a secondary objective of current income. The emphasis of the Fund is focused on investing in a diversified portfolio. We are invested in all 10 sectors on the S&P 500 Index.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model. We invest the old fashioned way — utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on experience.

Return Summary

The Spirit of America Large Cap Value Fund, SOAVX (the “Fund”), had a total return of -1.25% (no load, gross of fees) underperforming the S&P 500 Index which was up 1.38% for the year 2015.

The Fund’s underperformance relative to its benchmark was primarily due to its underweight in the technology sector. The second contributor of relative underperformance came from under weighting the consumer discretionary sector.

Including sales charge and expenses, as of December 31, 2015 the Fund’s one year return was -7.95%. The annualized five year return was 7.85%, while the annualized ten year return was 5.03%.

2	SPIRIT OF AMERICA

ILLUSTRATION OF INVESTMENT (UNAUDITED)

Summary of Portfolio Holdings (Unaudited)

As of December 31, 2015

Information Technology	19.94%	$14,346,459
Health Care	18.84	13,558,711
Financials	14.15	10,184,476
Consumer Discretionary	11.22	8,078,380
Consumer Staples	9.66	6,955,592
Energy	6.43	4,629,581
Industrials	6.16	4,437,310
Real Estate Investment Trusts	4.15	2,985,593
Telecommunication Services	3.23	2,321,283
Materials	3.14	2,258,614
Utilities	1.87	1,346,221
Money Market	1.21	874,065
Total Investments	100.00%	$71,976,285

LARGE CAP VALUE FUND	3

ILLUSTRATION OF INVESTMENT (UNAUDITED) (CONT.)

Average Annual Returns (Unaudited)

(For the Periods Ended December 31, 2015)

	1 Year	5 Year	10 Year
Spirit of America Large Cap Value Fund (NAV)	(2.83)%	9.01%	5.60%
Spirit of America Large Cap Value Fund (POP)	(7.95)%	7.85%	5.03%
S&P 500® Index	1.38%	12.57%	7.31%

NAV represents the Net Asset Value. Returns at NAV do not reflect the maximum 5.25% sales charge. POP represents Public Offering Price and returns at POP do reflect the maximum 5.25% sales charge. Total returns for periods less than one year are not annualized.

Performance data quoted represents past performance; past performance is no guarantee of future results.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Growth of $10,000 (Unaudited)

(includes one-time 5.25% maximum sales charge and reinvestment of all distributions)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-452-4892.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

4	SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX MONTH PERIOD JULY 1, 2015 TO DECEMBER 31, 2015

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the six month period, July 1, 2015 to December 31, 2015.

Spirit of America Large Cap Value Fund

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$969.40	1.63%	$8.09
Hypothetical 5% Return	$1,000.00	$1,016.99	1.63%	$8.28

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 365.

LARGE CAP VALUE FUND	5

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2015

	Shares	Market Value

Common Stocks 94.54%

Consumer Discretionary 11.21%
CBS Corp., Class B	6,400	$301,632
Comcast Corp., Class A	12,400	699,732
Delphi Automotive PLC	3,600	308,628
Home Depot, Inc. (The)	17,800	2,354,050
Johnson Controls, Inc.	12,000	473,880
McDonald’s Corp.	7,580	895,501
Ross Stores, Inc.	6,200	333,622
Walt Disney Co. (The)	22,000	2,311,760
Wyndham Worldwide Corp.	5,500	399,575
		8,078,380

Consumer Staples 9.51%
Altria Group, Inc.	25,700	1,495,997
Coca-Cola Co.(The)	15,700	674,472
ConAgra Foods, Inc.	2,300	96,968
Kimberly-Clark Corp.	4,000	509,200
Kraft Heinz Co. (The)	2,999	218,207
PepsiCo, Inc.	9,150	914,268
Philip Morris International, Inc.	9,400	826,354
Procter & Gamble Co. (The)	4,900	389,109
Rite Aid Corp.*	89,050	698,152
Walgreens Boots Alliance, Inc.	8,350	711,044
Wal-Mart Stores, Inc.	5,124	314,101
		6,847,872

Energy 6.14%
Apache Corp.	3,000	133,410
Chevron Corp.	6,600	593,736
ConocoPhillips	10,550	492,580
Devon Energy Corp.	5,100	163,200
EOG Resources, Inc.	4,700	332,713
Exxon Mobil Corp.	15,300	1,192,635
Halliburton Co.	7,100	241,684
Schlumberger Ltd.	6,375	444,656
Tesoro Corp.	2,000	210,740
Valero Energy Corp.	8,700	615,177
		4,420,531

See accompanying notes which are an integral part of these financial statements.

6	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Shares	Market Value

Financials 11.86%
American Express Co.	10,000	$695,500
Bank of America Corp.	43,100	725,373
Blackstone Group LP (The)	14,200	415,208
Capital One Financial Corp.	2,500	180,450
Citigroup, Inc.	14,500	750,375
CME Group, Inc.	1,100	99,660
FNF Group, Class A	2,500	86,675
Goldman Sachs Group, Inc.(The)	4,615	831,761
Hartford Financial Services Group, Inc.(The)	14,000	608,440
JPMorgan Chase & Co.	20,227	1,335,589
MetLife, Inc.	10,875	524,284
Prudential Financial, Inc.	6,000	488,460
Travelers Cos., Inc.(The)	4,500	507,870
U.S. Bancorp	9,700	413,899
Wells Fargo & Co.	16,186	879,871
		8,543,415

Health Care 18.64%
AbbVie, Inc.	7,700	456,148
Aetna, Inc.	3,800	410,856
Allergan PLC*	6,100	1,906,250
Amgen, Inc.	3,250	527,573
Bristol-Myers Squibb Co.	8,700	598,473
Celgene Corp.*	4,000	479,040
Cigna Corp.	2,000	292,660
Gilead Sciences, Inc.	8,000	809,520
Humana, Inc.	3,000	535,530
IMS Health Holdings, Inc.*	19,700	501,759
Johnson & Johnson	12,010	1,233,667
McKesson Corp.	5,000	986,150
Medtronic PLC	10,229	786,815
Merck & Co., Inc.	15,500	818,710
Mylan NV*	9,600	519,072
Pfizer, Inc.	16,900	545,532
Quest Diagnostics, Inc.	2,500	177,850
Thermo Fisher Scientific, Inc.	2,700	382,995
UnitedHealth Group, Inc.	12,400	1,458,736
		13,427,336

Industrials 6.16%
3M Co.	5,650	851,116
Boeing Co.(The)	6,200	896,458
Caterpillar, Inc.	3,000	203,880

See accompanying notes which are an integral part of these financial statements.

LARGE CAP VALUE FUND	7

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Shares	Market Value

Industrials (cont.)
CSX Corp.	10,000	$259,500
General Electric Co.	32,881	1,024,243
Honeywell International, Inc.	6,200	642,134
Masco Corp.	5,000	141,500
Tyco International PLC	7,700	245,553
United Technologies Corp.	1,800	172,926
		4,437,310

Information Technology 19.91%
Accenture PLC, Class A	3,000	313,500
Adobe Systems, Inc.*	4,200	394,548
Apple, Inc.	25,200	2,652,552
Applied Materials, Inc.	17,800	332,326
Cisco Systems, Inc.	24,500	665,297
Cognizant Technology Solutions Corp., Class A*	10,100	606,202
Corning, Inc.	13,200	241,296
EMC Corp.	7,000	179,760
Hewlett Packard Enterprise Co.	11,000	167,200
HP, Inc.	11,000	130,240
Intel Corp.	26,400	909,480
International Business Machines Corp.	2,858	393,318
MasterCard, Inc., Class A	9,000	876,240
Microsoft Corp.	34,450	1,911,286
NetApp, Inc.	3,000	79,590
Oracle Corp.	24,800	905,944
Paychex, Inc.	6,200	327,918
QUALCOMM, Inc.	8,800	439,868
Symantec Corp.	21,100	443,100
Texas Instruments, Inc.	14,925	818,039
Visa, Inc.	20,100	1,558,755
		14,346,459

Materials 3.14%
Ball Corp.	3,100	225,463
Dow Chemical Co.(The)	8,650	445,302
EI du Pont de Nemours & Co.	11,000	732,600
LyondellBasell Industries NV, Class A	4,850	421,465
Packaging Corp. of America	6,880	433,784
		2,258,614

See accompanying notes which are an integral part of these financial statements.

8	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Shares	Market Value

Real Estate Investment Trusts 3.60%
Apartment Investment & Management Co., Class A	2,500	$100,075
Apple Hospitality REIT, Inc.	11,600	231,652
DiamondRock Hospitality Co.	20,100	193,965
Digital Realty Trust, Inc.	5,400	408,348
Essex Property Trust, Inc.	500	119,705
FelCor Lodging Trust, Inc.	25,000	182,500
HCP, Inc.	10,100	386,224
Prologis, Inc.	5,000	214,600
Public Storage	1,000	247,700
Simon Property Group, Inc.	2,600	505,544
		2,590,313

Telecommunication Services 2.58%
AT&T, Inc.	25,350	872,293
CenturyLink, Inc.	1,800	45,288
Verizon Communications, Inc.	20,440	944,737
		1,862,318

Utilities 1.79%
American Electric Power Co., Inc.	1,750	101,973
NextEra Energy, Inc.	4,100	425,949
WEC Energy Group, Inc.	14,900	764,519
		1,292,441
Total Common Stocks
(Cost $43,054,266)		68,104,989

Preferred Stocks 4.16%

Consumer Staples 0.15%
CHS, Inc., Series 3, 6.75%	2,000	53,620
CHS, Inc., Series 4, 7.50%	2,000	54,100
		107,720

Energy 0.29%
Callon Petroleum Co., Series A, 10.00%	5,000	209,050

Financials 2.28%
Aegon NV, 6.38%	5,000	129,000
Aegon NV, 8.00%	3,000	82,620
American Financial Group, Inc., 6.00%	5,300	136,051
AmTrust Financial Services, Inc., 7.50%	2,500	64,675
Bank of America Corp., Series W, 6.63%	2,000	53,600

See accompanying notes which are an integral part of these financial statements.

LARGE CAP VALUE FUND	9

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Shares	Market Value

Financials (cont.)
BGC Partners, Inc., 8.13%	5,000	$134,550
Capital One Financial Corp., Series D, 6.70%	2,000	55,100
Charles Schwab Corp. (The), Series C, 6.00%	2,000	53,860
Citigroup, Inc., Series L, 6.88%	3,000	82,260
First Republic Bank, Series F, 5.70%	5,000	127,500
Hancock Holding Co., 5.95%	2,500	61,275
JPMorgan Chase & Co., Series BB, 6.15%	4,000	103,600
JPMorgan Chase & Co., Series T, 6.70%	2,000	54,960
JPMorgan Chase & Co., Series Y, 6.13%	4,000	104,480
KKR Financial Holdings LLC, Series A, 7.38%	3,000	79,740
Ladenburg Thalmann Financial Services, Inc., Series A, 8.00%	7,000	173,110
Oxford Lane Capital Corp., 8.13%	2,000	50,680
Prospect Capital Corp., 6.25%	4,000	94,000
		1,641,061

Health Care 0.18%
AdCare Health Systems, Inc., Series A, 10.88%	3,500	77,000
Peregrine Pharmaceuticals, Inc., Series E, 10.50%	2,500	54,375
		131,375

Real Estate Investment Trusts 0.55%
American Capital Agency Corp., 7.75%	3,000	70,980
Digital Realty Trust, Inc., Series H, 7.38%	5,000	134,500
Digital Realty Trust, Inc., Series I, 6.35%	2,500	64,200
Inland Real Estate Corp., Series B, 6.95%	5,000	125,600
		395,280

Telecommunication Services 0.64%
Qwest Corp, 6.63%	2,500	62,950
Qwest Corp., 6.88%	2,000	51,500
Qwest Corp., 7.00%	5,000	129,900
Telephone & Data Systems, Inc., 7.00%	4,000	100,560
United States Cellular Corp., 7.25%	2,500	62,775
United States Cellular Corp., 7.25%	2,000	51,280
		458,965

Utilities 0.07%
Southern Co./The, 6.25%	2,000	53,780

Total Preferred Stocks
(Cost $2,932,309)		2,997,231

See accompanying notes which are an integral part of these financial statements.

10	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Shares	Market Value

Money Market 1.21%
Fidelity Prime Money Market Portfolio, Institutional Class, 0.32%(a)	874,065	$874,065

Total Money Market
(Cost $874,065)		874,065

Total Investments — 99.91%
(Cost $46,860,640)		71,976,285
Other Assets in Excess of Liabilities — 0.09%		63,002
NET ASSETS — 100.00%		$72,039,287

*	Non-income producing security.
(a)	Rate disclosed is the seven day yield as of December 31, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC (formerly Huntington Asset Services, Inc.).

See accompanying notes which are an integral part of these financial statements.

LARGE CAP VALUE FUND	11

STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 2015

ASSETS
Investments in securities at value (cost $46,860,640)	$71,976,285
Receivable for Fund shares sold	17,364
Dividends and interest receivable	121,023
Receivable for investments sold	416,623
Prepaid expenses	4,773
TOTAL ASSETS	72,536,068

LIABILITIES
Payable for Fund shares redeemed	48,898
Payable for investment advisory fees	59,524
Payable for accounting and administration fees	5,034
Payable for distribution fees	18,410
Payable for investments purchased	317,275
Payable to custodian	1,196
Payable for audit fees	22,900
Payable for printing fees	15,420
Payable for transfer agent fees	6,519
Payable for chief compliance officer salary	179
Other accrued expenses	1,426
TOTAL LIABILITIES	496,781
NET ASSETS	$72,039,287
Net assets applicable to 3,866,304 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$72,039,287
Net asset value and redemption price per share ($72,039,287 ÷ 3,866,304 shares)	$18.63
Maximum offering price per share ($18.63÷ 0.9475)	$19.66

SOURCE OF NET ASSETS
As of December 31 2015, net assets consisted of:
Paid-in capital	$46,435,410
Accumulated undistributed net investment income	1,238
Accumulated net realized gain on investments	486,994
Net unrealized appreciation on investments	25,115,645
NET ASSETS	$72,039,287

See accompanying notes which are an integral part of these financial statements.

12	SPIRIT OF AMERICA

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends	$1,529,535
Foreign dividend taxes withheld	(729)
TOTAL INVESTMENT INCOME	1,528,806

EXPENSES
Investment advisory	740,609
Distribution	229,055
Accounting and Administration	51,072
Transfer agent	68,751
Audit	23,500
Chief Compliance Officer salary	2,305
Custodian	7,214
Directors	8,334
Insurance	16,447
Legal	6,710
Printing	53,093
Registration	13,185
Line of credit	674
Interest	2
Other	2,960
TOTAL EXPENSES	1,223,911
NET INVESTMENT INCOME	304,895

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investment transactions	2,507,865
Net change in unrealized appreciation (depreciation) of investments	(5,035,097)
Net realized and unrealized loss on investments	(2,527,232)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,222,337)

See accompanying notes which are an integral part of these financial statements.

LARGE CAP VALUE FUND	13

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

OPERATIONS
Net investment income	$304,895	$562,662
Net realized gain on investment transactions	2,507,865	2,874,210
Net change in unrealized appreciation/depreciation of investments	(5,035,097)	5,281,025
Net increase (decrease) in net assets resulting from operations	(2,222,337)	8,717,897

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investments income	(352,126)	(553,198)
Distributions from realized gains	(1,909,115)	(151,598)
Total distributions to shareholders	(2,261,241)	(704,796)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold	15,155,485	11,339,332
Shares issued from reinvestment of distributions	2,123,477	671,079
Shares redeemed	(16,893,608)	(15,133,778)
Increase (decrease) in net assets derived from capital share transactions	385,354	(3,123,367)
Total increase (decrease) in net assets	(4,098,224)	4,889,734

NET ASSETS
Beginning of year	76,137,511	71,247,777
End of year	$72,039,287	$76,137,511

Accumulated undistributed net investment income	$1,238	$9,979

Transactions in capital stock were:
Shares sold	772,300	609,419
Shares issued from reinvestment of distributions	112,512	34,815
Shares redeemed	(867,209)	(816,784)
Increase (decrease) in shares outstanding	17,603	(172,550)

See accompanying notes which are an integral part of these financial statements.

14	SPIRIT OF AMERICA

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011

Net Asset Value, Beginning of Year	$19.78	$17.72	$14.18	$12.78	$12.82

Income from Investment Operations:
Net investment income	0.08	0.14	0.12	0.09 [1]	0.03 [1]
Net realized and unrealized gain (loss) on investments	(0.63)	2.10	3.54	1.40	(0.02)
Total income from investment operations	(0.55)	2.24	3.66	1.49	0.01

Less Distributions:
Distributions from net investment income	(0.09)	(0.14)	(0.12)	(0.09)	(0.05)
Distributions from capital gains	(0.51)	(0.04)	—	—	—
Total distributions	(0.60)	(0.18)	(0.12)	(0.09)	(0.05)

Net Asset Value, End of Year	$18.63	$19.78	$17.72	$14.18	$12.78
Total Return[2]	(2.83)%	12.68%	25.90%	11.63%	0.05%

Ratios/Supplemental Data:
Net assets, end of year (000)	$72,039	$76,138	$71,248	$54,436	$49,676
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.60%	1.60%	1.68%	1.86%	1.89%
After expense reimbursement or recapture	1.60%	1.60%	1.68%	1.86%	1.96%
Ratio of net investment income to average net assets	0.40%	0.78%	0.77%	0.60%	0.26%
Portfolio turnover	19%	15%	22%	12%	19%

1 Calculated based on the average number of shares outstanding during the period.

2 Calculation does not reflect sales load.

See accompanying notes which are an integral part of these financial statements.

LARGE CAP VALUE FUND	15

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2015

Note 1 – Organization

Spirit of America Large Cap Value Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on August 1, 2002. The Fund seeks capital appreciation with a secondary objective of current income by investing in equity securities in the large cap value segment of the U.S. equity market. The Fund offers one class of shares.

Note 2 – Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

• Level 2 –

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

16	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2015

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

The summary of inputs used to value the Fund’s net assets as of December 31, 2015 is as follows:

	Value Inputs
Assets	Level 1	Level 2	Level 3	Totals
Common Stocks*	$68,104,989	$—	$—	$68,104,989
Preferred Stocks	2,997,231	—	—	2,997,231
Money Market Securities	874,065	—	—	874,065

Total	$71,976,285	$—	$—	$71,976,285

*	Refer to Schedule of Investments for industry classifications.

The Fund did not have any transfers between levels during the year ended December 31, 2015. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E. Use of Estimates: In preparing financial statements in conformity with GAAP,

management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be paid quarterly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares. The Fund has made certain investments in REITs which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain.

LARGE CAP VALUE FUND	17

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2015

The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be re-characterized. The final determination of the amount of the Fund’s return of capital distribution for the period will be made after the end of each calendar year.

Note 3 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the year ended December 31, 2015, excluding short-term investments, were $14,355,919 and $16,169,330, respectively.

Note 4 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.97% of the Fund’s average daily net assets. Investment advisory fees for the year ended December 31, 2015, were $740,609.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 1.97% of the average daily net assets of each class through April 30, 2016. For the year ended December 31, 2015, there were no advisory fees reimbursed to the Fund.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. For the year ended December 31, 2015, the Fund did not reimburse the Adviser. There is no balance of recoverable expenses to the Adviser at December 31, 2015.

The Fund has adopted a distribution plan for Class A Shares pursuant to Rule 12b-1 (“Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”), a monthly fee of 1/12 of 0.30% of the Fund’s average daily net assets for the Distributor’s services and expenses in distributing shares of the class and providing personal services and/or maintaining shareholder accounts. For the year ended December 31, 2015, fees paid to the Distributor under the Plan were $229,055. The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus.

For the year ended December 31, 2015, sales charges on Class A Shares paid to the Distributor were $687,078. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $5,250, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2015, the Fund was allocated $2,305 of the Chief Compliance Officer’s salary.

18	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2015

Note 5 – Federal Income Taxes

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Taxable Basis Distributions

	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions
12/31/2015	$352,126	$—	$1,909,115	$2,261,241
12/31/2014	$553,198	$—	$151,598	$704,796

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

The adjusted cost basis of investment and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

As of December 31, 2015
Gross unrealized appreciation	$26,284,325
Gross unrealized depreciation	(1,167,442)

Net unrealized appreciation (a)	25,116,883
Cost basis of investments	$46,859,402

(a)	The difference between book-basis and tax- basis net unrealized appreciation is primarily due to tax treatment of Trust Preferred Securities.

At December 31, 2015, the components of accumulated earnings (losses) for the Fund on a tax basis were as follows:

Undistributed long term capital gains	$536,552
Other accumulated losses	(49,558)
Unrealized appreciation	25,116,883

Total accumulated earnings	$25,603,877

At December 31, 2015, the Fund had no capital loss carryforwards for federal income tax purposes.

At December 31, 2015, the Fund had Deferred Post-October Losses of $49,558.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Note 6 – Reclassification

Permanent differences, incurred during the year ended December 31, 2015, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in capital as follows:

Undistributed Net Investment Income	$38,490
Accumulated Net Realized Gain (Loss)	(38,208)
Paid-In Capital	(282)

Note 7 – Line of Credit

The Fund participates in a short-term credit agreement (“Line of Credit”) with The Huntington National Bank, the custodian of the Fund’s investments expiring on May 25, 2016. Borrowing under this agreement bear

LARGE CAP VALUE FUND	19

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2015

interest at London Interbank Offered Rate (“LIBOR”) plus 1.500%. Maximum borrowings for the Fund is the lesser of $3,000,000 or 10% of the Fund’s daily market value.

Total bank line of credit as of December 31, 2015	$3,000,000
Average borrowings during period	6,596
Number of days outstanding*	2
Average interest rate during period	1.688%
Highest balance drawn during period	13,192
Highest balance interest rate	1.922%
Interest expense incurred	$2
Interest rate at December 31, 2015	1.922%

*	Number of days outstanding represents the total days during the year ended December 31, 2015 that the Fund utilized the line of credit.

Note 8 – Other Matters

On May 7, 2010, each of William Mason, the Portfolio Manager for the Real Estate Fund, Income Fund, and Opportunity Fund, and DLA, the Fund’s principal underwriter and distributor, received a Notice of Complaint from the Department of Enforcement of the Financial Industry Regulatory Authority (“FINRA”) relating to Mr. Mason’s activities as head of the fixed income trading department of DLA and DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Complaint alleges that each of Mr. Mason and DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. On April 4, 2012, a FINRA hearing panel issued a decision in this matter and assessed monetary fines and other sanctions against DLA and Mr. Mason, including a suspension of Mr. Mason from association with a FINRA member firm for six (6) months. Both DLA and Mr. Mason appealed the decision.

On May 27, 2011, FINRA filed a complaint against DLA, the Fund’s principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). More specifically, FINRA alleged that DLA failed to conduct adequate due diligence, thereby leaving it without a reasonable basis for recommending customer purchases of Apple REIT, in addition to using false, exaggerated and misleading statements regarding the performance of earlier closed Apple REITs. In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to add David Lerner as an individual respondent and alleged violations of Section 17(a) of the Securities Act of 1933, as amended, including allegations of false, exaggerated and misleading communications to the public, through customer correspondence and investment seminars, about the investment returns, market values, performance of earlier closed Apple REITs as well as allegations of untrue statements and/or omitted material facts concerning the prior performance, steady distribution rates, unchanging valuations, and prospects of the earlier closed Apple REITs and/or Apple REIT. On October 22, 2012, DLA, Mr. Lerner and Mr. Mason settled all of the foregoing FINRA investigations and actions involving Apple REIT securities and municipal bond and collateralized mortgage obligation pricing. Without admitting or denying the allegations, in connection with the settlement, DLA, Mr. Lerner and Mr. Mason each agreed, among other things, to pay a fine; and Mr. Lerner agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of one year and in any principal capacity for a period of

20	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2015

two years thereafter beginning on November 19, 2012; and Mr. Mason agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of six months, which suspension ended on June 16, 2013. The fines and suspensions do not involve the Energy Fund or the Adviser. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013, plaintiffs filed a notice of appeal of the class action dismissal. On April 23, 2014, the United States Court of Appeals for the Second Circuit substantially affirmed the April 3, 2013 decision of United States District Judge, Kiyo A. Matsumoto, dismissing with prejudice the class action complaint in In Re Apple REITs Litigation. The Second Circuit held that Judge Matsumoto correctly found that there were no material misrepresentations or omissions in the offering materials for Apple REITs Six through Ten. The appeals court upheld dismissal of ten of the thirteen claims in the case, including all federal and state securities law claims, and also upheld Judge Matsumoto’s refusal to allow plaintiffs to amend their complaint. The appeals court remanded three state common law claims to the District Court for the Eastern District of New York for further proceedings. On March 25, 2015, the District Court dismissed the remaining state common law claims against DLA, with prejudice. Plaintiffs did not file an appeal. Neither the Adviser nor the Fund were a party to any of the investigations or actions listed in this section.

In October 2013, a class action litigation, titled Lewis v. Delaware Charter Guarantee & Trust Company, et al., (the “Litigation”) was commenced in federal court in Nevada against DLA, the Funds’ principal underwriter and distributor, along with other defendants, alleging, inter alia, breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence and misrepresentation. The plaintiffs, purportedly customers who maintain individual retirement accounts at DLA which contained non-traded REIT securities, allege, among other things, that the defendants failed to accurately provide annual fair market values for those REIT securities. The Litigation was transferred to the U.S. District Court for the Eastern District of New York. On March 30, 2015, the District Court dismissed all claims against DLA, with prejudice. Plaintiffs appealed the decision dismissing the claims. While it is unlikely that plaintiffs’ appeal will be successful, there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of an appeal of the decision dismissing the claims against DLA that such outcome would not materially affect DLA’s ability to act as the Funds’ principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Neither the Adviser nor the Fund are a party to the Litigation.

Note 9 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Dividend Income

For the year ended December 31, 2015, 100% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

LARGE CAP VALUE FUND	21

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2015

Dividends Received Deduction

For the year ended December 31, 2015, 100% of the ordinary income distribution qualifies for the Dividends Received Deduction available to corporations.

Long-Term Capital Gain Dividends

The Fund designates $1,909,115 as long-term capital gain distributions pursuant to section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2015.

22	SPIRIT OF AMERICA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spirit of America Large Cap Value Fund and Board of Directors of Spirit of America Investment Fund, Inc.

Syosset, New York

We have audited the accompanying statement of assets and liabilities of Spirit of the America Large Cap Value Fund (the “Fund”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Spirit of America Large Cap Value Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 23, 2016

LARGE CAP VALUE FUND	23

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the continuance of a registered management investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). At a meeting held on December 1, 2015, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America Municipal Tax Free Bond Fund, Spirit of America Income Fund, Spirit of America Income & Opportunity Fund, and Spirit of America Energy Fund (collectively, the “Funds”). At the Meeting, the Board, including the Independent Directors voting separately, approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the

Adviser’s responses. In addition, the Directors were provided with the opportunity to request additional materials. In advance of the Meeting, the Board including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15c questionnaire and the responses provided by the Adviser; (ii) comparative information on the investment performance of the Funds, relevant indices and Lipper category peer funds as of September 30, 2015 in the form of reports generated by Strategic Insight Simfund/MF Desktop; (iii) graphs of fee comparisons for the minimum fee, maximum fee, average fee and median fee in the form of reports generated by the Funds’ administrator; (iv) graphs of performance comparisons for the minimum performing fund, the maximum performing fund, average performing fund and median performing fund for the one year, three years, five years and since inception time periods in the form of reports generated by the Funds’ administrator; (v) the allocation of the Funds’ brokerage, the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s compliance departments; (vi) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (vii) the Form ADV of the Adviser; and (viii) a memorandum from Independent Counsel regarding the responsibilities of the Independent Directors related to the approval of the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement, the Board, including the Independent Directors, requested, reviewed and considered materials furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, regarding, among other things, the personnel, each Fund’s performance,

24	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONT.)

operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:

•	The Investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	The fees charged by the Adviser for investment advisory services, as well as the compensation received by the Adviser and its affiliates;

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•

The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•	The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds.

At the Meeting, Independent Counsel also referred to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the 1940 Act with respect to the approval of the continuation of the Investment Advisory Agreement on behalf of each of the Funds. He explained that the Board must consider the (1) nature, extent and quality of services to be provided by the Adviser to the Funds; (2) the investment performance of each Fund independently;

(3) the costs of the services provided and profits realized by the Adviser and its affiliates from the relationship with each Fund; (4) the extent to which economies of scale have been realized as each Fund grows and whether fee levels reflect these economies of scale for the benefit of each Fund’s investors; and (5) any other relevant considerations that the Board deems appropriate. In addition, the Independent Directors met at length with Independent Counsel during the Compliance Committee meeting to discuss the materials provided by the Adviser and to consider any additional questions they had of the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Investment Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an increasingly regulated industry. The Board, including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality of service in the future.

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and

LARGE CAP VALUE FUND	25

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONT.)

long-term investment performance for the Funds over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups, and concluded that each Fund was delivering reasonable performance results, especially over the long-term, consistent with the conservative investment strategies that the Funds pursue.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by Strategic Insight Simfund/MF Desktop, as well as the comparative graphs provided by HASI, regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for each Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Municipal Fund had a gross management fee of 0.60% as compared to the median in its peer group of 0.53%; and, the performance for the 1 year period was 2.28% as compared to the median of its peer group of 2.74%. The Income Fund had a gross management fee of 0.60% as compared to the median in its peer group of 0.60%; and, the performance for the 1 year period was 1.65% as compared to the median of its peer group of (2.29%). The Real Estate Fund had a gross management fee of 0.97% as compared to the median in its peer group of 0.73%; and, the performance for the 1 year period was (1.06%) as compared to the median of its peer group of 0.91%. The Value Fund had a gross management fee of 0.97% as compared to the median in its peer group of 0.69%; and, the performance for the 1 year period was (3.16%) as compared to the median of its peer group of (0.73%). The Opportunity Fund had a gross management fee of 0.65% as compared to the median in its peer group of 1.00%; and, the performance for the 1 year period was (6.21%) as compared to the median of its peer group of (4.57%). The Energy Fund had a gross management fee of 0.95% as compared to the median in its peer group of 0.84%; and, the performance for the 1 year period was (28.09%) as compared to the average of its peer group of (32.16%). The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of each Fund. Recognizing that the fees paid by some Funds were higher than some of the comparable funds and higher than the medians in some Fund’s peer groups, the Board nonetheless noted that the fees were still close enough to the medians in each case and that several peer funds had higher fees. The Board noted that although higher, the fees were not unreasonable.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on small fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. Mr. Chodosh reported that the fund by fund expense analysis is the same as previous years, but that it does not reflect all of the overhead costs paid by DLA which may be attributed to the Adviser. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been

26	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONT.)

economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. Given the size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved at this time.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers offered breakpoints despite having significantly more assets under management. The Board stated that they would continue to review this in future years as the Funds’ assets grow.

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the Funds. The Board considered the recent management structuring changes and concluded that these changes are likely to positively impact the management of the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. The Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Investment Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Investment Advisory Agreement was in the best interests of the shareholders of each Fund. The Independent Directors also determined that the fees charged to each Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that continuation of the Investment Advisory Agreement was in the best interests of each Fund.

LARGE CAP VALUE FUND	27

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, (Age) and Address[1] Position(s) with the Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS
David Lerner[3] (79) Director, Chairman of the Board, President	Since 1998	Founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	6	President and a Director of Spirit of America Management Corp., the Company’s investment adviser.

Daniel Lerner[3] (54) Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	6	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS
Allen Kaufman (79) Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	6	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (79) Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	6	Director of Freight Management Systems, Inc.

Richard Weinberger (79) Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	6	None.

OFFICERS
David Lerner President (see biography above)

Alan P. Chodosh (62) Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Financial and Operations Officer of David Lerner Associates, Inc. since June 1999.	N/A	N/A

Joseph Pickard (55) Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; Senior Vice President and General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	All addresses are in c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset, New York 11791.

2	Each Director serves for an indefinite term, until his successor is elected.

3	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

4	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

28	SPIRIT OF AMERICA

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Large Cap Value Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

Ultimus Asset Services, LLC

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, OH 43219

Independent Registered Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America Large Cap Value Fund, call (800) 452-4892 or (516) 390-5565.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2015 Spirit of America         SOALC-AR15

ANNUAL REPORT

DECEMBER 31, 2015

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We are very pleased to provide the 2015 Annual report for the Spirit of America Municipal Tax Free Bond Fund, (“the Fund”). We look forward to the continued inflows and further development of the Fund.

Our many years of experience in the municipal bond market have helped us to pursue a balance between yield and risk. Our goal is to continue seeking high current income that is exempt from federal income tax, while employing a relatively conservative approach to investing in the municipal market. Although the mandate of the Fund allows it to invest in lower rated securities, at this time, the focus will continue to be investing in bonds which are investment grade.

We appreciate your support of our fund and look forward to your future investment in the Spirit of America Municipal Tax Free Bond Fund.

Thank you for being a part of the Spirit of America Family of Funds.

Sincerely,

David Lerner	Douglas Revello
President	Portfolio Manager
Spirit of America Investment Fund, Inc.

MUNICIPAL TAX FREE BOND FUND	1

MANAGEMENT DISCUSSION (UNAUDITED)

Economic Summary

The Federal Reserve raised rates to a range between 0.25% and 0.5% signaling the beginning of the end for the central bank’s stimulus program as anticipated during their December meeting. Fed officials emphasized that they intend to raise rates gradually and only if economic growth continues. They are predicting that if all goes smoothly short-term rates may rise by about one percentage point a year for the next three years.

At the end of December the Department of Commerce revised the U.S. gross domestic product (GDP) for the 3rd quarter of 2015 up to a 2.0% annual pace. The increase in GDP this quarter primarily reflected positive contributions from personal consumption, nonresidential fixed investment, state and local spending, residential fixed investment, and exports that were partly offset by a negative contribution from private inventory investment and an increase in imports. In the 2nd quarter GDP increased by a 3.9% pace following the 0.02% contraction in the 1st quarter.

The latest employment data released by the Bureau of Labor Statistics in the December jobs report shows total nonfarm payroll employment rose by 292,000 jobs. In 2015, payroll employment growth totaled 2.7 million, compared with 3.1 million in 2014. The unemployment rate was 5.0%, down by 0.6% over the past 12 months.

Market Commentary

The 2015 municipal bond issuance volume totaled $397.7 billion, significantly higher than the previous two years and the highest figure since 2010. Supply outpaced demand in the beginning months of the year, as issuers were concerned that interest rates would increase in the second half of the year. In the second half of the year the supply/demand dynamic reversed as demand began to outpace supply.

Despite the apparent minimal movement of the Municipal Market Data (MMD) Tax-Free 30 Year AAA yield from 2.83 on 1/2/15 to a 2.82 on 12/31/15, when broken down by a quarter by quarter basis it reveals significant movement throughout the year. In the 1st quarter the Municipal Market Data (MMD) Tax-Free 30 Year AAA yield remained relatively stable opening at 2.83 on 1/2/15 and ending at 2.80 on 3/31/15. However, in the 2nd quarter, the yield began to steadily climb, reaching 3.28 on 6/30/15, as supply outpaced demand.

As reported on Bloomberg, “Bond sales fell off the record pace to start the year during the final months of 2015 as the Fed prepared to increase borrowing costs for the first time in almost a decade. That flipped net issuance into negative territory.” In the 3rd quarter, the MMD yield rallied from its 3.28 level to 3.04 on 9/30/15. The lack of new debt coupled with increased demand in the second half of the year helped keep municipal yields low, ending the year with a 2.82 yield.

In 2015 the 30 Year US Treasury yield moved 33 basis points from a 2.69 on 1/2/15 to a 3.02 on 12/31/15.

Fund Summary

The Spirit of America Municipal Tax Free Bond Fund’s (SOAMX), (“the Fund”), seeks to provide high current income that is exempt from federal income tax, including alternative minimum tax. The Fund focuses on quality credits in the municipal market. We are pursuing a balance between yield and risk.

As a Municipal Bond Fund, the mandate allows the Fund to invest in lower rated securities; however we have kept our focus on investing in bonds that are investment grade. Our plan is to continue with this relatively conservative approach to investing in the municipal market.

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

In keeping with this philosophy, the Fund has been able to maintain attractive yields without venturing into the speculative, below investment grade, segment of the municipal market. As of December 31, 2015, approximately 96.18% of the portfolio was above investment grade, with 91.59% rated “A” or better. The average rating of holdings in the Fund is A1/A+.

One of the Fund’s goals has been to diversify with respect to geographic location and sector. As of the end of December 2015, the Fund consists of 336 different positions varied across 44 states, 2 territories and the District of Columbia. The holdings range throughout various sectors, including areas such as: general obligations, healthcare, education, industrial development and other public improvement bonds.

While it certainly has not been a primary goal of the Fund, we have been able to maintain a percentage of bonds in states and territories which have a state tax exemption in New York, New Jersey and Connecticut, where a majority of our clients reside. Additionally, Puerto Rico bonds are exempt from state tax. Due to the struggles Puerto Rico has been facing, the Fund has actively managed its Puerto Rico holdings. As of December 31, 2015, Puerto Rico holdings represent 1.67% of the portfolio, down from 3.64% at the end of 2014.

MUNICIPAL TAX FREE BOND FUND	3

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Return Summary

The Fund’s Net Asset Value (NAV) went from $9.64 to $9.57 during 2015. The Fund is currently at $102.62 million in net assets with 3,696 shareholder accounts as of December 31, 2015.

The Fund had a total one year return of 3.94% (no load, gross of fees) for 2015. This compares to the 3.30% return of its benchmark, the Barclays Municipal Bond Index, for the same period. That result does not take the Fund’s sales charge and expense ratio into account. The main factor that led to the funds outperformance of the index was the security selection.

Including the sales charge and expenses, as of December 31, 2015, the Fund’s one year return was -1.89%. The fund had an annualized five year return of 4.33% and an annualized return since inception of 3.64%.

Our plan is to proceed with the same strategy that we have utilized since the Fund’s inception. We will continue to seek out municipal bonds that provide a balance between credit risk and the potential to offer high current income and consistently attractive yields.

Ratings are provided by Moody’s Investor Services and Standard & Poor’s. The Moody’s ratings in the following ratings explanations are in parenthesis.

AAA (Aaa) - The highest rating assigned by Moody’s and S&P. Capacity to pay interest and repay principal is extremely strong.

AA (Aa) - Debt has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB (Baa) - Debt is regarded as having an adequate capacity to pay interest and repay principal. These ratings by Moody’s and S&P are the “cut-off” for a bond to be considered investment grade. Whereas debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal in this category than in higher-rated categories.

BB (Bb), B, CCC (Ccc), CC (Cc), C - Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or market exposure to adverse conditions and are not considered to be investment grade.

D - Debt rated “D” is in payment default. This rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Ratings are subject to change.

Ratings apply to the bonds in the portfolio. They do not remove market risk associated with the fund.

Ratings are based on Moody’s and S&P, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher of the two rating is applied thus improving the overall evaluation of the portfolio.

4	SPIRIT OF AMERICA

ILLUSTRATION OF INVESTMENT (UNAUDITED)

Summary of Portfolio Holdings (Unaudited)

As of December 31, 2015

New York	24.77%	$25,303,805
New Jersey	11.79%	$12,048,889
Connecticut	10.31%	$10,530,738
Florida	7.30%	$7,458,225
Pennsylvania	6.93%	$7,078,328
Texas	3.72%	$3,803,228
Michigan	3.29%	$3,359,428
Indiana	2.89%	$2,955,694
California	2.44%	$2,490,582
Rhode Island	1.94%	$1,985,592
Washington	1.93%	$1,967,730
Maryland	1.84%	$1,874,856
Georgia	1.76%	$1,800,157
Puerto Rico	1.67%	$1,711,148
New Mexico	1.63%	$1,667,819
Illinois	1.47%	$1,501,395
District of Columbia	1.16%	$1,188,267
Maine	1.10%	$1,123,276
Massachusetts	1.01%	$1,032,029
Missouri	0.99%	$1,009,371
Louisiana	0.89%	$907,103
Ohio	0.71%	$721,839
North Carolina	0.70%	$719,590
Alaska	0.65%	$662,956
Wisconsin	0.60%	$615,574
Colorado	0.60%	$614,500
West Virginia	0.49%	$502,766
Wyoming	0.49%	$498,435
Virginia	0.48%	$492,510
Utah	0.40%	$409,259
Kentucky	0.36%	$371,836
Oregon	0.36%	$370,297
Tennessee	0.33%	$341,119
Iowa	0.33%	$337,974
Nebraska	0.29%	$294,585
Mississippi	0.27%	$280,367
Kansas	0.27%	$275,770
Oklahoma	0.25%	$259,573
Vermont	0.24%	$244,811
Arizona	0.22%	$222,653
New Hampshire	0.12%	$117,912
Virgin Islands	0.11%	$110,138
Alabama	0.11%	$108,286
Nevada	0.10%	$105,628
North Dakota	0.10%	$99,779
South Carolina	0.05%	$54,780
Hawaii	0.04%	$44,978
Money Market	0.50%	$515,330
Total Investments	100.00%	$102,190,905

MUNICIPAL TAX FREE BOND FUND	5

ILLUSTRATION OF INVESTMENT (UNAUDITED) (CONT.)

Average Annual Returns (Unaudited)

(For the Periods Ended December 31, 2015)

	1 Year	5 Year	Since Inception (February 29, 2008)
Spirit of America Municipal Tax Free Bond Fund (NAV)	3.01%	5.35%	4.29%
Spirit of America Municipal Tax Free Bond Fund (POP)	(1.89)%	4.33%	3.64%
Barclays Municipal Bond Index	3.30%	5.35%	5.21%

NAV represents the Net Asset Value. Returns at NAV do not reflect the maximum 4.75% sales charge. POP represents Public Offering Price and returns at POP do reflect the maximum 4.75% sales charge. Total returns for periods less than one year are not annualized.

Performance data quoted represents past performance; past performance is no guarantee of future results.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Growth of $10,000 (Unaudited)

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

*	Fund commenced operations February 29, 2008.
**	The Barclays Municipal Bond Index benchmark is based on a start date of February 29, 2008.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-452-4892.

The Barclays Municipal Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

6	SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX MONTH PERIOD JULY 1, 2015 TO DECEMBER 31, 2015

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the six month period, July 1, 2015 to December 31, 2015.

Spirit of America Municipal Tax Free Bond Fund

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$1,037.10	0.90%	$4.62
Hypothetical 5% Return	$1,000.00	$1,020.67	0.90%	$4.58

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 365.

MUNICIPAL TAX FREE BOND FUND	7

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2015

	Principal Amount	Market Value
Municipal Bonds 98.90%

Alabama 0.11%
Cullman County Health Care Authority, Refunding Revenue Bonds, Series A, Callable 02/01/19 @ 100, (OID), 6.75%, 02/01/29	$100,000	$108,286

Alaska 0.65%
Alaska Housing Finance Corp., State Single-Family Housing, Revenue Bonds, Series A, Callable 06/01/21 @ 100, (OID), 4.25%, 12/01/40	100,000	103,262
Alaska Housing Finance Corp., State Single-Family Housing, Revenue Bonds, Series A, Callable 06/01/21 @ 100, (OID), 4.13%, 12/01/37	100,000	103,174
Northern Tobacco Securitization Corp., Refunding Revenue Bonds, Series A, Callable 01/22/16 @ 100, (OID), 5.00%, 06/01/32	500,000	456,520
		662,956

Arizona 0.22%
Arizona Health Facilities Authority, Refunding Revenue Bonds, Callable 07/01/19 @ 100, (OID), 5.00%, 07/01/28	100,000	110,766
State of Arizona Lottery Revenue, Public Improvements Revenue Bonds, Series A, Callable 01/01/20 @ 100, (AGM), 5.00%, 07/01/28	100,000	111,887
		222,653

California 2.42%
California Educational Facilities Authority, University & College Improvements, Revenue Bonds, Callable 10/01/21 @ 100, (OID), 6.13%, 10/01/30	250,000	302,147
City of Los Angeles, CA Wastewater System Revenue, Refunding Revenue Bonds, Subseries B, Callable 06/01/22 @ 100, (OID), 3.38%, 06/01/29	100,000	103,466
County of San Bernardino, CA, Refunding Bonds, Certificate of Participation, Series A, Callable 08/01/19 @ 100, (OID), 5.25%, 08/01/26	50,000	56,029
County of San Bernardino, CA, Refunding Bonds, Certificate of Participation, Series A, Callable 08/01/19 @ 100, 5.50%, 08/01/22	250,000	284,812
San Francisco, CA Bay Area Rapid Transit, Public & Highway Improvements, General Obligation Unlimited, 5.00%, 08/01/33	250,000	302,437

See accompanying notes which are an integral part of these financial statements.

8	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

California (cont.)
State of California, Public Improvements, General Obligation Unlimited, Callable 04/01/19 @ 100, (OID), 6.00%, 04/01/38	$100,000	$115,603
State of California, Port, Airport & Marina Improvements, General Obligation Unlimited, Callable 11/01/20 @ 100, (OID), 5.25%, 11/01/30	250,000	293,170
State of California, General Obligation Unlimited, Callable 08/01/25 @ 100, 5.00%, 08/01/29	250,000	304,797
State of California, Refunding Bonds, General Obligation Unlimited, Callable 08/01/18 @ 100, (OID), 5.00%, 08/01/34	500,000	546,995
Washington Township Health Care District, Hospital Improvements, General Obligation Unlimited, Series A, Callable 08/01/19 @ 100, (OID), 5.25%, 08/01/28	140,000	158,493
Washington Township Health Care District, Hospital Improvements, General Obligation Unlimited, Series A, Callable 08/01/19 @ 100, (OID), 5.00%, 08/01/20	20,000	22,633
		2,490,582

Colorado 0.60%
Colorado Health Facilities Authority, Refunding Revenue Bonds, Series B, Callable 01/01/20 @ 100, 5.25%, 01/01/30	100,000	113,460
Montrose Memorial Hospital, Inc., Hospital Improvements, Revenue Bonds, Callable 02/08/16 @ 100, (OID), 6.00%, 12/01/33	500,000	501,040
		614,500

Connecticut 10.24%
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries E-1, Callable 05/15/20 @ 100, (GO OF AUTH), 4.88%, 11/15/46	100,000	104,194
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Series E-2, Callable 05/15/21 @ 100, (GO OF AUTH) (OID), 4.63%, 11/15/41	30,000	30,376
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Series G-REMK 11/15/12, Callable 05/15/22 @ 100, 3.05%, 05/15/31	250,000	236,310
Connecticut Housing Finance Authority, Multi-Family Housing, Revenue Bonds, Subseries F-1, Callable 05/15/21 @ 100, (GO OF AUTH), 4.63%, 11/15/41	215,000	223,834
Connecticut Housing Finance Authority, State Single-Family Housing, Revenue Bonds, Subseries C-1, Callable 05/15/21 @ 100, 3.50%, 05/15/31	250,000	251,025

See accompanying notes which are an integral part of these financial statements.

MUNICIPAL TAX FREE BOND FUND	9

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

Connecticut (cont.)
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries C-1, Callable 05/15/21 @ 100, 3.25%, 11/15/27	$150,000	$151,952
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries B-1, Callable 05/15/21 @ 100, (GO OF AUTH), 3.35%, 05/15/28	250,000	253,613
Connecticut Housing Finance Authority, State Single-Family Housing, Revenue Bonds, Subseries D-1, Callable 05/15/21 @ 100, 4.00%, 11/15/34	250,000	255,620
Connecticut Housing Finance Authority, State Single-Family Housing, Revenue Bonds, Subseries D-2, Callable 05/15/21 @ 100, 4.15%, 05/15/42	250,000	254,440
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries G-1, Callable 11/15/21 @ 100, (OID), 3.75%, 11/15/55	250,000	246,423
Connecticut Housing Finance Authority, State Single-Family Housing, Revenue Bonds, Subseries C-1, Callable 05/15/21 @ 100, 3.88%, 11/15/38	750,000	761,407
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Series F-1, Callable 11/15/21 @ 100, (OID), 3.30%, 11/15/37	250,000	237,073
Connecticut Housing Finance Authority, State Single-Family Housing, Revenue Bonds, Subseries C-1, Callable 05/15/21 @ 100, 3.75%, 11/15/35	500,000	504,945
Connecticut State Health & Educational Facility Authority, Revenue Bonds, Callable 07/01/18 @ 100, (BHAC-CR) (NATL-RE) (OID), 5.00%, 07/01/37	150,000	164,463
Connecticut State Health & Educational Facility Authority, Revenue Bonds, Callable 07/01/18 @ 100, (BHAC-CR) (NATL-RE) (OID), 5.00%, 07/01/37	100,000	107,746
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Series E, Callable 07/01/24 @ 100, 5.00%, 07/01/34	100,000	113,284
Connecticut State Health & Educational Facility Authority, University & College Improvements, Revenue Bonds, Series P, Callable 07/01/20 @ 100, 5.00%, 07/01/28	100,000	112,445
Connecticut State Health & Educational Facility Authority, Healthcare, Hospital, & Nursing Home Improvements, Refunding Revenue Bonds, Series A, Callable 07/01/21 @ 100, 5.00%, 07/01/32	440,000	488,202

See accompanying notes which are an integral part of these financial statements.

10	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

Connecticut (cont.)
Connecticut State Health & Educational Facility Authority, University & College Improvements, Revenue Bonds, Series O, Callable 07/01/20 @ 100, (OID), 5.00%, 07/01/40	$125,000	$136,849
Connecticut State Health & Educational Facility Authority, University & College Improvements, Revenue Bonds, Series O, Callable 07/01/20 @ 100, (OID), 4.75%, 07/01/30	100,000	109,804
Connecticut State Health & Educational Facility Authority, Private Primary Schools, Revenue Bonds, Series C, Callable 07/01/22 @ 100, 4.00%, 07/01/33	100,000	104,592
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Series J, Callable 07/01/22 @ 100, (OID), 4.25%, 07/01/31	500,000	522,180
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Series J, Callable 07/01/22 @ 100, (OID), 4.50%, 07/01/38	500,000	513,295
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Series B, Callable 07/01/21 @ 100, (AGM) (OID), 4.00%, 07/01/37	250,000	257,575
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Series J, Callable 07/01/22 @ 100, 5.00%, 07/01/42	500,000	536,280
State of Connecticut, General Obligation Unlimited, Series F, Callable 11/15/25 @ 100, 5.00%, 11/15/26	250,000	306,507
State of Connecticut, General Obligation Unlimited, Series B, Callable 06/15/25 @ 100, 5.00%, 06/15/28	250,000	298,787
State of Connecticut, Public Improvements, General Obligation Unlimited, Series B, Callable 04/15/22 @ 100, 4.00%, 04/15/32	250,000	265,075
State of Connecticut, Public Improvements, General Obligation Unlimited, Series A, Callable 03/01/24 @ 100, (OID), 4.00%, 03/01/33	400,000	424,264
State of Connecticut, General Obligation Unlimited, Series B, 5.00%, 06/15/24	250,000	303,015
State of Connecticut Special Tax Revenue, Highway Improvements, Revenue Bonds, Series A, Callable 10/01/23 @ 100, 5.00%, 10/01/30	250,000	293,512
State of Connecticut Special Tax Revenue, Public Improvements, Revenue Bonds, Callable 01/01/23 @ 100, 3.00%, 01/01/33	1,000,000	977,800
State of Connecticut Special Tax Revenue, Public Improvements, Revenue Bonds, Callable 01/01/23 @ 100, 5.00%, 01/01/28	445,000	521,820

See accompanying notes which are an integral part of these financial statements.

MUNICIPAL TAX FREE BOND FUND	11

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

Connecticut (cont.)
State of Connecticut Special Tax Revenue, Highway Improvements, Revenue Bonds, Callable 11/01/20 @ 100, 5.00%, 11/01/22	$100,000	$115,960
University of Connecticut, University & College Improvements, Revenue Bonds, Series A, Callable 02/15/24 @ 100, 5.00%, 02/15/34	250,000	289,445
University of Connecticut, University & College Improvements, Revenue Bonds, Series A, Callable 02/15/20 @ 100, (GO OF UNIVERSITY), 5.00%, 02/15/28	50,000	56,626
		10,530,738

District of Columbia 1.16%
District of Columbia, Hospital Improvements, Revenue Bonds, Subseries 2, Callable 07/15/18 @ 101, (AGM), 5.45%, 07/15/35	505,000	558,838
District of Columbia Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Callable 06/15/23 @ 100, (Fannie Mae), 4.45%, 06/15/31	320,000	337,504
District of Columbia Housing Finance Agency, State Single-Family Housing, Revenue Bonds, Callable 12/01/21 @ 100, (Fannie Mae), 4.90%, 06/01/40	280,000	291,925
		1,188,267

Florida 7.26%
Citizens Property Insurance Corp., Miscellaneous Purposes, Revenue Bonds, Series A-1, 4.75%, 06/01/20	150,000	169,736
City of Miami, FL, Parking Facility Improvements, Revenue Bonds, Series A, Callable 07/01/20 @ 100, (AGM) (OID), 5.25%, 07/01/35	105,000	117,655
City of Miami, FL, Parking Facility Improvements, Revenue Bonds, Series A, Callable 07/01/20 @ 100, (AGM) (OID), 5.25%, 07/01/39	125,000	138,716
City of Miami, FL Parking System Revenue, Refunding Revenue Bonds, Callable 10/01/19 @ 100, (OID), 5.35%, 10/01/39	500,000	555,795
City of Orlando, FL, Public Improvements, Revenue Bonds, Series B, Callable 10/01/24 @ 100, 5.00%, 10/01/46	1,000,000	1,129,680
County of Miami-Dade, FL, Hospital Improvements, Revenue Bonds, Callable 06/01/19 @ 100, (OID), 5.75%, 06/01/39	110,000	125,018
County of Miami-Dade, FL, Recreational Facility Improvements, Revenue Bonds, Series C, Callable 10/01/19 @ 100, (OID), 5.38%, 10/01/28	250,000	282,630

See accompanying notes which are an integral part of these financial statements.

12	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

Florida (cont.)
County of Miami-Dade, FL, Public Improvements, General Obligation Unlimited, Series B-1, Callable 07/01/18 @ 100, (OID), 5.63%, 07/01/38	$250,000	$276,042
County of Miami-Dade, FL Aviation Revenue, Port, Airport & Marina Improvements, Revenue Bonds, Series A, Callable 10/01/20 @ 100, (OID), 5.25%, 10/01/30	150,000	171,920
Escambia County Health Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 08/15/20 @ 100, (OID), 5.50%, 08/15/24	250,000	286,197
Escambia County Health Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 08/15/20 @ 100, (OID), 5.75%, 08/15/29	160,000	184,456
Florida Gulf Coast University Financing Corp., University & College Improvements, Revenue Bonds, Series A, Callable 02/01/21 @ 100, 5.00%, 02/01/28	100,000	112,900
Florida Higher Educational Facilities Financial Authority, University & College Improvements, Refunding Revenue Bonds, Callable 04/01/21 @ 100, (OID), 6.00%, 04/01/26	130,000	151,086
Florida Housing Finance Corp., State Single-Family Housing, Revenue Bonds, Series 2, Callable 07/01/19 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae), 5.00%, 07/01/39	80,000	81,971
Florida Municipal Loan Council, Water Utility Improvements, Revenue Bonds, Series D, Callable 10/01/21 @ 100, (AGM) (OID), 5.50%, 10/01/41	100,000	117,571
Florida Municipal Loan Council, Water Utility Improvements, Revenue Bonds, Series D, Callable 10/01/21 @ 100, (AGM) (OID), 5.25%, 10/01/33	100,000	115,184
FSU Financial Assistance, Inc., State Single-Family Housing, Refunding Revenue Bonds, Series A, Callable 10/01/22 @ 100, 5.00%, 10/01/30	500,000	568,725
Greater Orlando Aviation Authority, Port, Airport & Marina Improvements, Revenue Bonds, Series A, Callable 10/01/20 @ 100, 5.00%, 10/01/25	200,000	231,486
Hillsborough County Industrial Development Authority, School Improvements, Revenue Bonds, Callable 05/15/17 @ 100, 5.13%, 05/15/37	250,000	250,293
JEA Electric System Revenue, Revenue Bonds, Series THREE-B, Callable 10/01/17 @ 100, (OID), 3.75%, 10/01/39	500,000	500,980
JEA Water & Sewer System Revenue, Revenue Bonds, Series B, Callable 10/01/17 @ 100, (OID), 4.00%, 10/01/41	515,000	519,192
JEA Water & Sewer System Revenue, Revenue Bonds, Subseries B, Callable 10/01/17 @ 100, (OID), 3.88%, 10/01/37	250,000	251,723

See accompanying notes which are an integral part of these financial statements.

MUNICIPAL TAX FREE BOND FUND	13

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

Florida (cont.)
Miami-Dade County Educational Facilities Authority, University & College Improvements, Revenue Bonds, Series B, (AMBAC), 5.25%, 04/01/31	$260,000	$327,460
North Sumter County Utility Dependent District, Water & Utility Improvements, Revenue Bonds, Callable 10/01/20 @ 100, (AGM) (OID), 5.38%, 10/01/40	400,000	449,524
Orange County Health Facilities Authority, Hospital Improvements, Revenue Bonds, 5.25%, 10/01/19	160,000	179,731
Palm Beach County School District, Refunding Bonds, Certificate of Participation, Series A, Callable 08/01/21 @ 100, 5.00%, 08/01/24	45,000	52,210
Tampa-Hillsborough County Expressway Authority, Refunding Revenue Bonds, Series A, Callable 07/01/22 @ 100, 5.00%, 07/01/37	100,000	110,344
		7,458,225

Georgia 1.75%
Albany-Dougherty Inner City Authority, University & College Improvements, Revenue Bonds, Callable 07/01/20 @ 100, 5.00%, 07/01/35	250,000	273,698
Albany-Dougherty Payroll Development Authority, University & College Improvements, Revenue Bonds, Callable 06/15/20 @ 100, (AGM) (OID), 5.50%, 06/15/36	325,000	376,259
City of Atlanta, GA Water & Wastewater Revenue, Refunding Revenue Bonds, Callable 05/01/25 @ 100, 5.00%, 11/01/34	200,000	235,506
City of Atlanta, GA Water & Wastewater Revenue, Refunding Revenue Bonds, Series B, Callable 11/01/19 @ 100, (AGM) (OID), 5.38%, 11/01/39	250,000	280,185
Fulton County Development Authority, Refunding Revenue Bonds, Callable 10/01/22 @ 100, (OID), 4.25%, 10/01/37	100,000	106,064
Fulton County Development Authority, Refunding Revenue Bonds, 5.00%, 10/01/22	150,000	178,016
Fulton County Development Authority, University & College Improvements, Revenue Bonds, Callable 04/01/21 @ 100, (OID), 5.75%, 10/01/31	50,000	59,194
Fulton County Development Authority, University & College Improvements, Revenue Bonds, Callable 04/01/21 @ 100, (OID), 5.75%, 10/01/41	250,000	291,235
		1,800,157

See accompanying notes which are an integral part of these financial statements.

14	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

Hawaii 0.04%
Hawai’i Pacific Health, Hospital Improvements, Revenue Bonds, Series B, Callable 07/01/20 @ 100, (OID), 5.75%, 07/01/40	$40,000	$44,978

Illinois 1.46%
Illinois Finance Authority, Refunding Revenue Bonds, Series A, Callable 02/15/20 @ 100, (OID), 6.00%, 08/15/38	175,000	192,021
Illinois Finance Authority, Hospital Improvements, Revenue Bonds, Series A, Callable 08/15/21 @ 100, (OID), 5.88%, 08/15/34	100,000	118,418
Illinois Finance Authority, Hospital Improvements, Revenue Bonds, Series A, Callable 08/15/18 @ 100, (OID), 5.25%, 08/15/47	250,000	263,553
Illinois Finance Authority, Refunding Revenue Bonds, Series A, Callable 02/15/20 @ 100, (OID), 5.50%, 08/15/24	215,000	239,940
Railsplitter Tobacco Settlement Authority, Public Improvements, Revenue Bonds, Callable 06/01/21 @ 100, (OID), 6.00%, 06/01/28	250,000	295,482
Railsplitter Tobacco Settlement Authority, Public Improvements, Revenue Bonds, (OID), 5.13%, 06/01/19	250,000	277,400
University of Illinois, University & College Improvements, Revenue Bonds, Series A, Callable 04/01/21 @ 100, 5.50%, 04/01/31	100,000	114,581
		1,501,395

Indiana 2.88%
Indiana Finance Authority, Refunding Revenue Bonds, Series A, Callable 12/01/19 @ 100, (OID), 5.25%, 12/01/38	265,000	294,958
Indiana Finance Authority, Refunding Revenue Bonds, Series A, Callable 05/01/19 @ 100, (OID), 5.75%, 05/01/31	115,000	129,729
Indiana Finance Authority, Hospital Improvements, Revenue Bonds, Callable 11/01/19 @ 100, (OID), 5.25%, 11/01/39	250,000	278,167
Town of Munster, IN, Public Improvements, Tax Allocation Bonds, Callable 07/15/21 @ 100, (OID), 5.13%, 01/15/31	2,000,000	2,252,840
		2,955,694

Iowa 0.33%
Iowa Finance Authority, Revenue Bonds, Series A-REMK, Callable 08/15/19 @ 100, (OID), 5.38%, 08/15/29	300,000	337,974

See accompanying notes which are an integral part of these financial statements.

MUNICIPAL TAX FREE BOND FUND	15

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

Kansas 0.27%
Kansas Development Finance Authority, Refunding Revenue Bonds, Series A, Callable 01/01/20 @ 100, 5.00%, 01/01/35	$250,000	$275,770

Kentucky 0.36%
Kentucky Municipal Power Agency, Electric Lights & Power Improvements, Revenue Bonds, Series A, Callable 09/01/20 @ 100, (AGM), 5.00%, 09/01/23	325,000	371,836

Louisiana 0.88%
Louisiana Local Government Environmental Facilities & Community Development Authority, Sewer Improvements, Revenue Bonds, Callable 02/01/23 @ 100, (OID), 4.00%, 02/01/48	500,000	507,690
Louisiana Local Government Environmental Facilities & Community Development Authority, Sewer Improvements, Revenue Bonds, Callable 02/01/23 @ 100, 5.00%, 02/01/35	100,000	112,993
Louisiana Public Facilities Authority, Refunding Revenue Bonds, Series A, Callable 07/01/19 @ 100, (OID), 6.00%, 07/01/29	250,000	286,420
		907,103

Maine 1.09%
Maine Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, Callable 07/01/22 @ 100, (OID), 3.63%, 07/01/41	500,000	505,915
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Series D-2, Callable 11/15/22 @ 100, 4.50%, 11/15/37	250,000	259,625
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Series A-3, Callable 11/15/24 @ 100, 3.75%, 11/15/44	100,000	96,906
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Series B, Callable 11/15/22 @ 100, 3.45%, 11/15/32	100,000	100,011
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Series B, Callable 11/15/22 @ 100, 3.60%, 11/15/36	100,000	99,706
Maine Turnpike Authority, Refunding Revenue Bonds, Callable 07/01/25 @ 100, 5.00%, 07/01/26	50,000	61,113
		1,123,276

See accompanying notes which are an integral part of these financial statements.

16	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

Maryland 1.82%
Maryland Community Development Administration, State Single-Family Housing, Revenue Bonds, Series B, Callable 09/01/18 @ 100, 4.75%, 09/01/39	$250,000	$257,200
Maryland Economic Development Corp., Port, Airport & Marina Improvements, Revenue Bonds, Series B, Callable 06/01/20 @ 100, (OID), 5.75%, 06/01/35	445,000	487,413
Maryland Economic Development Corp., Port, Airport & Marina Improvements, Revenue Bonds, Series B, Callable 06/01/20 @ 100, (OID), 5.38%, 06/01/25	500,000	546,680
Maryland Health & Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 05/15/16 @ 100, 5.25%, 05/15/46	165,000	167,911
Maryland Health & Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 05/15/20 @ 100, (OID), 4.63%, 05/15/35	60,000	65,077
Montgomery County Housing Opportunities Commission, Revenue Bonds, Series B, Callable 01/01/22 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae), 3.63%, 07/01/33	345,000	350,575
		1,874,856

Massachusetts 1.00%
Massachusetts Educational Financing Authority, Refunding Revenue Bonds, Series A, Callable 01/01/20 @ 100, (OID), 5.25%, 01/01/29	60,000	64,340
Massachusetts Educational Financing Authority, Refunding Revenue Bonds, Series A, Callable 01/01/20 @ 100, (OID), 5.20%, 01/01/27	135,000	144,956
Massachusetts Health & Educational Facilities Authority, Healthcare, Hospital, & Nursing Home Improvements, Refunding Revenue Bonds, Series C, Callable 07/01/20 @ 100, (OID), 5.00%, 07/01/30	130,000	138,642
Massachusetts Health & Educational Facilities Authority, Refunding Revenue Bonds, Series C, 4.25%, 07/01/18	150,000	158,933
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series A, Callable 06/01/20 @ 100, (FHA) (INS), 5.25%, 12/01/35	175,000	190,402
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series C, Callable 06/01/19 @ 100, 5.13%, 12/01/39	100,000	104,742
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series C, Callable 06/01/19 @ 100, 4.85%, 12/01/29	100,000	105,198

See accompanying notes which are an integral part of these financial statements.

MUNICIPAL TAX FREE BOND FUND	17

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

Massachusetts (cont.)
Massachusetts School Building Authority, Revenue Bonds, Series C, Callable 08/15/25 @ 100, 5.00%, 08/15/26	$100,000	$124,816
		1,032,029

Michigan 3.27%
Michigan Public Educational Facilities Authority, School Improvements, Refunding Revenue Bonds, Series A, Callable 02/08/16 @ 100, 6.00%, 12/01/35	500,000	496,525
Michigan State Building Authority, Refunding Revenue Bonds, Series I-A, Callable 10/15/21 @ 100, (OID), 5.38%, 10/15/36	100,000	114,845
Michigan State Building Authority, Refunding Revenue Bonds, Series I-A, Callable 10/15/21 @ 100, (OID), 5.20%, 10/15/31	750,000	862,590
Michigan State Housing Development Authority, State Multi-Family Housing, Revenue Bonds, Series A2, Callable 04/01/22 @ 100, (GO OF AUTH), 4.50%, 10/01/36	710,000	729,184
Michigan State Housing Development Authority, State Multi-Family Housing, Revenue Bonds, Series A, Callable 06/01/21 @ 100, (GO OF AUTH), 4.60%, 12/01/26	70,000	73,864
Michigan Tobacco Settlement Finance Authority, Refunding Revenue Bonds, Series A, Callable 06/01/18 @ 100, (OID), 6.88%, 06/01/42	250,000	256,210
Michigan Tobacco Settlement Finance Authority, Miscellaneous Purposes, Revenue Bonds, Series A, Callable 06/01/17 @ 100, (OID), 6.00%, 06/01/48	595,000	530,853
Royal Oak Hospital Finance Authority, Refunding Revenue Bonds, Series W, Callable 08/01/19 @ 100, 6.38%, 08/01/29	250,000	295,357
		3,359,428

Mississippi 0.27%
Mississippi Hospital Equipment & Facilities Authority, Refunding Revenue Bonds, Callable 01/01/20 @ 100, 5.25%, 01/01/30	250,000	280,367

Missouri 0.98%
Hanley Road Corridor Transportation Development District, Refunding Revenue Bonds, Series A, Callable 10/01/19 @ 100, (OID), 5.88%, 10/01/36	275,000	300,798
Health & Educational Facilities Authority of the State of Missouri, Healthcare, Hospital & Nursing Home Improvements, Revenue Bonds, Callable 11/15/22 @ 100, (OID), 3.75%, 11/15/39	100,000	99,840

See accompanying notes which are an integral part of these financial statements.

18	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

Missouri (cont.)
Health & Educational Facilities Authority of the State of Missouri, Healthcare, Hospital & Nursing Home Improvements, Revenue Bonds, Series F, Callable 11/15/24 @ 100, (OID), 4.00%, 11/15/45	$500,000	$508,575
Missouri Housing Development Commission, State Single-Family Housing, Revenue Bonds, Series D, Callable 09/01/19 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae), 4.70%, 03/01/35	95,000	100,158
		1,009,371

Nebraska 0.29%
Nebraska Public Power District, Electric Lights & Power Improvements, Revenue Bonds, Series A, Callable 01/01/22 @ 100, 5.00%, 01/01/25	250,000	294,585

Nevada 0.10%
City of Reno, NV, Hospital Improvements, Revenue Bonds, Callable 06/01/18 @ 100, (AMBAC) (OID), 5.50%, 06/01/28	50,000	54,715
Nevada Housing Division, State Single-Family Housing, Revenue Bonds, Series I, Callable 04/01/20 @ 100, (Fannie Mae) (Ginnie Mae), 4.40%, 04/01/27	50,000	50,913
		105,628

New Hampshire 0.11%
New Hampshire Health and Education Facilities Authority Act, Refunding Revenue Bonds, Callable 10/01/19 @ 100, (FHA), 6.25%, 04/01/26	100,000	117,912

New Jersey 11.72%
Essex County Improvement Authority, Public Improvements, Revenue Bonds, Series B, Callable 11/01/20 @ 100, (AGM) (OID), 5.75%, 11/01/30	250,000	278,722
Hudson County Improvement Authority, Refunding Revenue Bonds, (AGM), 5.40%, 10/01/25	150,000	186,062
New Jersey Economic Development Authority, Revenue Bonds, Series II, Callable 03/01/22 @ 100, 5.00%, 03/01/25	1,000,000	1,080,040
New Jersey Economic Development Authority, Refunding Revenue Bonds, Series GG, Callable 03/01/21 @ 100, (State Appropriation) (OID), 5.25%, 09/01/26	920,000	990,325

See accompanying notes which are an integral part of these financial statements.

MUNICIPAL TAX FREE BOND FUND	19

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

New Jersey (cont.)
New Jersey Economic Development Authority, School Improvements, Revenue Bonds, Series CC-2, Callable 06/15/20 @ 100, 5.00%, 12/15/32	$100,000	$105,278
New Jersey Economic Development Authority, School Improvements, Refunding Revenue Bonds, Callable 03/01/23 @ 100, 5.00%, 03/01/31	300,000	318,102
New Jersey Economic Development Authority, University & College Improvements, Revenue Bonds, Callable 06/15/23 @ 100, 5.00%, 06/15/30	250,000	292,382
New Jersey Health Care Facilities Financing Authority, Hospital Improvements, Revenue Bonds, Callable 10/01/19 @ 100, (State Appropriation) (OID), 5.75%, 10/01/31	545,000	602,852
New Jersey Health Care Facilities Financing Authority, Refunding Revenue Bonds, Callable 07/01/21 @ 100, (OID), 6.00%, 07/01/37	200,000	237,708
New Jersey Health Care Facilities Financing Authority, Refunding Revenue Bonds, Series A, Callable 07/01/18 @ 100, (OID), 5.00%, 07/01/27	275,000	298,754
New Jersey Higher Education Student Assistance Authority, Refunding Revenue Bonds, Series 1A, Callable 12/01/19 @ 100, 5.25%, 12/01/32	100,000	108,149
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Series 2, Callable 12/01/20 @ 100, (OID), 5.00%, 12/01/36	65,000	70,514
New Jersey Higher Education Student Assistance Authority, Refunding Revenue Bonds, Series 1A, Callable 12/01/19 @ 100, 5.25%, 12/01/28	185,000	200,076
New Jersey Housing & Mortgage Finance Agency, State Single-Family Housing, Revenue Bonds, Series CC, Callable 04/01/19 @ 100, 5.00%, 10/01/34	85,000	88,375
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, Series A, Callable 06/15/22 @ 100, (State Appropriation), 5.00%, 06/15/42	1,175,000	1,229,567
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Series D-REMK 11/25, Callable 12/15/24 @ 100, 5.00%, 06/15/32	750,000	797,197
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Series AA, 5.00%, 06/15/21	150,000	165,194
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, Series AA, Callable 06/15/22 @ 100, 5.00%, 06/15/38	1,000,000	1,045,860

See accompanying notes which are an integral part of these financial statements.

20	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

New Jersey (cont.)
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, Series A, Callable 06/15/21 @ 100, (State Appropriation), 5.00%, 06/15/22	$150,000	$164,010
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, Series A, Callable 06/15/21 @ 100, (State Appropriation) (OID), 5.25%, 06/15/31	220,000	236,887
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, Series B, Callable 06/15/21 @ 100, (OID), 5.00%, 06/15/42	100,000	103,509
New Jersey Turnpike Authority, Highway Improvements, Revenue Bonds, Series A, Callable 07/01/22 @ 100, 5.00%, 01/01/31	200,000	229,122
New Jersey Turnpike Authority, Revenue Bonds, Series B, Callable 01/01/23 @ 100, 5.00%, 01/01/29	500,000	576,550
New Jersey Turnpike Authority, Highway Improvements, Revenue Bonds, Series A, Callable 07/01/22 @ 100, 5.00%, 01/01/32	500,000	571,200
Newark Housing Authority, Public Improvements, Revenue Bonds, Callable 12/01/19 @ 100, 6.75%, 12/01/38	750,000	867,495
State of New Jersey, Public Improvements, General Obligation Unlimited, Callable 06/01/25 @ 100, 4.00%, 06/01/34	250,000	261,980
Tenafly School District, Refunding Bonds, General Obligation Unlimited, Callable 07/15/22 @ 100, (OID), 3.00%, 07/15/30	250,000	253,260
Tenafly School District, Refunding Bonds, General Obligation Unlimited, Callable 07/15/22 @ 100, (OID), 3.00%, 07/15/29	250,000	253,560
Tobacco Settlement Financing Corp., Refunding Bonds, Revenue Bonds, Series 1A, Callable 06/01/17 @ 100, (OID), 5.00%, 06/01/41	525,000	436,159
		12,048,889

New Mexico 1.62%
New Mexico Hospital Equipment Loan Council, Hospital Improvements, Revenue Bonds, Callable 08/01/19 @ 100, 5.13%, 08/01/35	445,000	492,023
New Mexico Hospital Equipment Loan Council, Hospital Improvements, Revenue Bonds, Callable 08/01/19 @ 100, (OID), 5.00%, 08/01/39	225,000	246,024
New Mexico Hospital Equipment Loan Council, Hospital Improvements, Revenue Bonds, Callable 08/01/22 @ 100, (OID), 4.00%, 08/01/42	500,000	512,185

See accompanying notes which are an integral part of these financial statements.

MUNICIPAL TAX FREE BOND FUND	21

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

New Mexico (cont.)
New Mexico Mortgage Finance Authority, Revenue Bonds, Callable 03/01/22 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae) (GTD) (INS), 3.25%, 09/01/27	$130,000	$129,435
New Mexico Mortgage Finance Authority, Revenue Bonds, Callable 03/01/22 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae) (GTD) (INS), 3.55%, 09/01/32	210,000	210,124
Village of Los Ranchos de Albuquerque, NM, Refunding Revenue Bonds, Callable 09/01/20 @ 100, (OID), 4.50%, 09/01/40	75,000	78,028
		1,667,819

New York 24.61%
Hudson Yards Infrastructure Corp., Public Improvements, Revenue Bonds, Series A, Callable 02/15/21 @ 100, 5.25%, 02/15/47	200,000	224,584
Hudson Yards Infrastructure Corp., Public Improvements, Revenue Bonds, Series A, Callable 02/15/21 @ 100, 5.75%, 02/15/47	250,000	287,822
Hudson Yards Infrastructure Corp., Transit Improvements, Revenue Bonds, Series A, Callable 02/15/17 @ 100, 5.00%, 02/15/47	60,000	61,949
Long Island Power Authority, Electric Lights & Power Improvements, Revenue Bonds, Series A, Callable 05/01/21 @ 100, (AGM), 5.00%, 05/01/36	125,000	137,979
Long Island Power Authority, Electric Lights & Power Improvements, Revenue Bonds, Series A, Callable 04/01/19 @ 100, (OID), 5.75%, 04/01/39	250,000	280,147
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series D, Callable 11/15/21 @ 100, 5.00%, 11/15/36	250,000	283,565
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series D, Callable 11/15/21 @ 100, (OID), 4.88%, 11/15/46	100,000	108,435
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series D, Callable 11/15/21 @ 100, (OID), 4.75%, 11/15/36	250,000	273,758
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series B, Callable 05/15/23 @ 100, 5.00%, 11/15/33	100,000	114,821
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series A, Callable 05/15/23 @ 100, 5.00%, 11/15/43	500,000	567,335

See accompanying notes which are an integral part of these financial statements.

22	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

New York (cont.)
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series B, Callable 05/15/24 @ 100, 5.25%, 11/15/44	$1,000,000	$1,160,400
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series A, Callable 11/15/21 @ 100, (OID), 5.00%, 11/15/37	250,000	282,112
Metropolitan Transportation Authority, Revenue Bonds, Subseries C-1, Callable 11/15/25 @ 100, 5.25%, 11/15/28	500,000	617,990
Metropolitan Transportation Authority, Transit Improvements, Refunding Revenue Bonds, Series B, Callable 05/15/25 @ 100, 5.00%, 11/15/28	250,000	300,240
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Subseries A-1, Callable 05/15/25 @ 100, 5.00%, 11/15/45	500,000	570,530
Metropolitan Transportation Authority, Refunding Revenue Bonds, Series D, Callable 11/15/23 @ 100, 5.25%, 11/15/28	50,000	60,149
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series D, Callable 11/15/20 @ 100, (OID), 5.25%, 11/15/34	500,000	578,630
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series C, Callable 05/15/23 @ 100, 5.00%, 11/15/32	500,000	575,905
Monroe County Industrial Development Corp., Hospital Improvements, Revenue Bonds, Callable 02/15/21 @ 100, (FHA) (INS), 5.75%, 08/15/35	250,000	293,975
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series C, Callable 11/01/19 @ 100, 4.95%, 05/01/47	500,000	516,465
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series L-1-RMKT 03/16/10, Callable 03/16/20 @ 100, 4.90%, 11/01/40	250,000	260,853
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series D-1-A, Callable 05/01/20 @ 100, 4.85%, 11/01/35	250,000	260,658
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series J-1, 5.00%, 05/01/20	150,000	167,409
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series G, Callable 11/01/20 @ 100, 4.75%, 05/01/41	250,000	262,380
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series F, Callable 05/01/19 @ 100, 4.85%, 05/01/41	250,000	257,235

See accompanying notes which are an integral part of these financial statements.

MUNICIPAL TAX FREE BOND FUND	23

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

New York (cont.)
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series F, Callable 05/01/19 @ 100, 4.60%, 11/01/29	$100,000	$105,469
New York City Housing Development Corp., Refunding Revenue Bonds, Series J, Callable 05/01/19 @ 100, 4.80%, 05/01/36	250,000	259,335
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series K, Callable 05/01/19 @ 100, 4.75%, 11/01/29	100,000	103,769
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, Callable 01/01/19 @ 100, (OID), 6.50%, 01/01/46	650,000	734,376
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, Callable 09/01/16 @ 100, (FGIC) (OID), 4.50%, 03/01/39	100,000	100,520
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, Callable 09/01/16 @ 100, (FGIC), 5.00%, 03/01/46	1,500,000	1,528,905
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, Callable 09/01/16 @ 100, (FGIC), 5.00%, 03/01/31	145,000	148,512
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, Callable 09/01/16 @ 100, 5.00%, 03/01/36	115,000	117,596
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Revenue Bonds, Series S-3, Callable 01/15/19 @ 100, (State Aid Withholding) (OID), 5.38%, 01/15/34	250,000	278,780
New York City Transitional Finance Authority Building Aid Revenue, Public Improvements, Revenue Bonds, Series S-1, Callable 01/15/25 @ 100, (State Aid Withholding), 5.00%, 07/15/27	250,000	302,912
New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds, Series S-1, Callable 01/15/25 @ 100, (State Aid Withholding), 5.00%, 07/15/35	500,000	585,010
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, 5.00%, 08/01/24	100,000	123,783
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, Callable 08/01/25 @ 100, 5.00%, 08/01/27	25,000	30,672

See accompanying notes which are an integral part of these financial statements.

24	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

New York (cont.)
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, Series C, Callable 11/01/20 @ 100, (OID), 5.00%, 11/01/33	$500,000	$575,530
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Callable 08/01/25 @ 100, 5.00%, 08/01/34	1,000,000	1,184,470
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, 5.00%, 08/01/23	100,000	122,390
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, 5.00%, 08/01/21	100,000	118,692
New York City Water & Sewer System, Revenue Bonds, Series EE, Callable 06/15/23 @ 100, 5.00%, 06/15/47	150,000	169,874
New York City Water & Sewer System, Revenue Bonds, Series BB, Callable 12/15/22 @ 100, 5.00%, 06/15/47	325,000	367,848
New York City Water & Sewer System, Refunding Revenue Bonds, Series CC, Callable 12/15/21 @ 100, 5.00%, 06/15/45	250,000	283,862
New York City Water & Sewer System, Refunding Revenue Bonds, Series EE, Callable 06/15/22 @ 100, (OID), 3.38%, 06/15/34	100,000	101,243
New York City Water & Sewer System, Revenue Bonds, Series FF, Callable 06/15/22 @ 100, 5.00%, 06/15/45	1,000,000	1,128,200
New York Liberty Development Corp., Refunding Revenue Bonds, Callable 01/15/20 @ 100, 5.63%, 07/15/47	250,000	282,190
New York State Dormitory Authority, University & College Improvements, Revenue Bonds, Series A, Callable 07/01/21 @ 100, (OID), 5.25%, 07/01/31	40,000	47,132
New York State Dormitory Authority, Revenue Bonds, 5.00%, 08/15/21	100,000	117,814
New York State Dormitory Authority, University & College Improvements, Revenue Bonds, Callable 07/01/19 @ 100, (INS) (OID), 5.25%, 07/01/33	200,000	227,280
New York State Dormitory Authority, Hospital Improvements, Revenue Bonds, Callable 05/01/19 @ 100, 5.50%, 05/01/30	500,000	571,685
New York State Dormitory Authority, School Improvements, Revenue Bonds, Series B, Callable 10/01/20 @ 100, (AGM), 4.75%, 10/01/40	165,000	178,487
New York State Dormitory Authority, Revenue Bonds, 5.00%, 05/15/20	100,000	115,673
New York State Dormitory Authority, Revenue Bonds, 5.00%, 05/15/22	165,000	197,571

See accompanying notes which are an integral part of these financial statements.

MUNICIPAL TAX FREE BOND FUND	25

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

New York (cont.)
New York State Dormitory Authority, Revenue Bonds, Callable 07/01/25 @ 100, 5.00%, 07/01/37	$385,000	$448,159
New York State Dormitory Authority, Refunding Revenue Bonds, Series H, Callable 10/01/22 @ 100, (State Aid Withholding), 3.25%, 04/01/31	280,000	284,917
New York State Dormitory Authority, Revenue Bonds, Series A, Callable 07/01/18 @ 100, 5.25%, 07/01/48	750,000	828,465
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series B, Callable 05/01/20 @ 100, (SONYMA), 4.75%, 05/01/31	200,000	209,646
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series A, Callable 05/01/20 @ 100, 4.85%, 11/01/36	100,000	104,689
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series B, Callable 05/01/19 @ 100, 4.85%, 11/01/41	205,000	213,005
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series B, Callable 05/01/19 @ 100, 5.00%, 11/01/45	150,000	155,936
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series B, Callable 05/01/19 @ 100, 4.80%, 11/01/34	250,000	260,210
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series B, Callable 05/01/20 @ 100, (SONYMA), 5.20%, 05/01/42	500,000	522,545
New York State Urban Development Corp., Public Improvements, Revenue Bonds, Series A, 5.00%, 03/15/20	100,000	114,912
Orange County Funding Corp., University & College Improvements, Revenue Bonds, Series A, Callable 07/01/22 @ 100, (OID), 3.25%, 07/01/32	500,000	460,395
Orange County Funding Corp., University & College Improvements, Revenue Bonds, Series B, Callable 07/01/22 @ 100, (OID), 3.25%, 07/01/32	500,000	460,395
Port Authority of New York & New Jersey, Port, Airport & Marina Improvements, Revenue Bonds, Callable 12/01/22 @ 100, (OID), 3.25%, 12/01/38	250,000	250,148
Port Authority of New York & New Jersey, Port, Airport & Marina Improvements, Revenue Bonds, Callable 12/01/22 @ 100, (OID), 3.25%, 12/01/42	250,000	245,585
State of New York Mortgage Agency, State Single-Family Housing, Revenue Bonds, Series 168, Callable 10/01/21 @ 100, 3.75%, 10/01/32	1,000,000	1,011,030

See accompanying notes which are an integral part of these financial statements.

26	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

New York (cont.)
State of New York Mortgage Agency, State Single-Family Housing, Revenue Bonds, 5.00%, 04/01/18	$50,000	$53,472
Triborough Bridge & Tunnel Authority, Revenue Bonds, Series 2008 B-3-REMK 11/16/15, Callable 11/15/25 @ 100, 5.00%, 11/15/27	100,000	123,096
Triborough Bridge & Tunnel Authority, Revenue Bonds, Series 2008 B-3-REMK 11/16/15, Callable 11/15/25 @ 100, 5.00%, 11/15/35	250,000	296,375
Triborough Bridge & Tunnel Authority, Revenue Bonds, Series B, Callable 11/15/25 @ 100, 5.00%, 11/15/40	310,000	362,564
Triborough Bridge & Tunnel Authority, Revenue Bonds, Series B, 5.00%, 11/15/21	50,000	59,841
Triborough Bridge & Tunnel Authority, Revenue Bonds, Series B, 5.00%, 11/15/23	100,000	123,514
		25,303,805

North Carolina 0.70%
Charlotte-Mecklenburg Hospital Authority/The, Refunding Revenue Bonds, Callable 01/15/19 @ 100, (OID), 5.25%, 01/15/34	100,000	109,802
North Carolina Eastern Municipal Power Agency, Refunding Revenue Bonds, Series B, Callable 01/01/19 @ 100, (OID), 4.50%, 01/01/22	250,000	275,522
North Carolina Turnpike Authority, Highway Improvements, Revenue Bonds, Series A, Callable 01/01/19 @ 100, (OID), 5.75%, 01/01/39	200,000	218,590
University of North Carolina at Charlotte/The, University & College Improvements, Revenue Bonds, Callable 04/01/25 @ 100, 5.00%, 04/01/40	100,000	115,676
		719,590

North Dakota 0.10%
City of Bismarck, ND Sanitary Sewer Revenue, Revenue Bonds, Callable 05/01/25 @ 100, 3.00%, 05/01/29	100,000	99,779

Ohio 0.70%
Buckeye Tobacco Settlement Financing Authority, Miscellaneous Purposes, Revenue Bonds, Series A-2, Callable 06/01/17 @ 100, 6.50%, 06/01/47	80,000	74,271
Buckeye Tobacco Settlement Financing Authority, Miscellaneous Purposes, Revenue Bonds, Series A-2, Callable 06/01/17 @ 100, (OID), 6.00%, 06/01/42	420,000	371,091

See accompanying notes which are an integral part of these financial statements.

MUNICIPAL TAX FREE BOND FUND	27

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

Ohio (cont.)
Ohio Higher Educational Facility Commission, Refunding Revenue Bonds, Callable 07/01/20 @ 100, (OID), 5.00%, 07/01/44	$250,000	$276,477
		721,839

Oklahoma 0.25%
Oklahoma Municipal Power Authority, Electric Lights & Power Improvements, Revenue Bonds, Series A, Callable 01/01/23 @ 100, 4.00%, 01/01/47	250,000	259,573

Oregon 0.36%
Medford Hospital Facilities Authority, Refunding Revenue Bonds, Callable 08/15/20 @ 100, (AGM), 5.00%, 08/15/21	100,000	114,661
Oregon Health & Science University, Refunding Revenue Bonds, Series E, Callable 07/01/22 @ 100, 5.00%, 07/01/32	35,000	40,186
Oregon State Facilities Authority, Refunding Revenue Bonds, Series A, Callable 11/01/19 @ 100, 5.00%, 11/01/39	200,000	215,450
		370,297

Pennsylvania 6.89%
Allegheny County Sanitary Authority, Sewer Improvements, Revenue Bonds, Callable 12/01/23 @ 100, 5.25%, 12/01/44	500,000	572,185
City of Philadelphia, PA, Public Improvements Refunding Bonds, General Obligation Limited, Series B, Callable 07/15/16 @ 100, (OID), 7.13%, 07/15/38	750,000	776,467
City of Philadelphia, PA, Refunding Bonds, General Obligation Unlimited, Callable 08/01/16 @ 100, (OID), 5.88%, 08/01/31	220,000	226,857
City of Philadelphia, PA, Refunding Bonds, General Obligation Unlimited, Callable 08/01/20 @ 100, (AGM) (OID), 5.25%, 08/01/26	135,000	155,277
Montgomery County Industrial Development Authority, Hospital Improvements, Revenue Bonds, Callable 08/01/20 @ 100, (FHA) (INS), 5.38%, 08/01/38	500,000	589,860
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 11/01/22 @ 100, 5.00%, 05/01/42	100,000	105,241
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 11/01/22 @ 100, (OID), 4.00%, 05/01/32	100,000	100,948
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 11/01/22 @ 100, 5.00%, 05/01/37	100,000	105,667

See accompanying notes which are an integral part of these financial statements.

28	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

Pennsylvania (cont.)
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 08/15/21 @ 100, (OID), 5.25%, 08/15/26	$240,000	$281,599
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, Callable 12/01/25 @ 100, 5.00%, 12/01/45	250,000	278,930
Pennsylvania Turnpike Commission, Revenue Bonds, Series A, (AGM), 5.25%, 07/15/28	150,000	188,961
Pennsylvania Turnpike Commission, Highway Improvements, Revenue Bonds, Callable 12/01/22 @ 100, 5.00%, 12/01/43	2,000,000	2,212,200
Pennsylvania Turnpike Commission, Highway Improvements, Revenue Bonds, Subseries D, Callable 12/01/19 @ 100, 5.50%, 12/01/41	500,000	564,375
Philadelphia Municipal Authority, Public Improvements, Revenue Bonds, Callable 04/01/19 @ 100, (OID), 6.50%, 04/01/39	100,000	113,894
Philadelphia Municipal Authority, Public Improvements, Revenue Bonds, Callable 04/01/19 @ 100, (OID), 6.38%, 04/01/29	250,000	286,982
West View Municipal Authority Water Revenue, Water Utility Improvements, Revenue Bonds, Callable 11/15/24 @ 100, (OID), 4.00%, 11/15/43	500,000	518,885
		7,078,328

Puerto Rico 1.66%
Commonwealth of Puerto Rico, General Obligation Unlimited, Series A, Callable 07/01/16 @ 100, (OID), 6.13%, 07/01/33	100,000	65,938
Commonwealth of Puerto Rico, General Obligation Unlimited, Series C, Callable 07/01/21 @ 100, (AGM) (OID), 5.25%, 07/01/26	100,000	102,002
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series A-4-REMK, Callable 01/01/20 @ 101, (AGM), 5.00%, 07/01/31	200,000	200,252
Commonwealth of Puerto Rico, General Obligation Unlimited, Callable 07/01/16 @ 100, 5.00%, 07/01/18	250,000	170,195
Commonwealth of Puerto Rico, General Obligation Unlimited, Series A, 5.50%, 07/01/19	500,000	516,355
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding Revenue Bonds, Series A, 5.00%, 07/01/22	250,000	173,125
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series U, (Commonwealth Guaranteed), 5.00%, 07/01/22	185,000	111,231

See accompanying notes which are an integral part of these financial statements.

MUNICIPAL TAX FREE BOND FUND	29

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

Puerto Rico (cont.)
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series M, (Commonwealth Guaranteed), 6.00%, 07/01/20	$100,000	$64,500
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series P, Callable 02/08/16 @ 100, (Commonwealth Guaranteed), 7.00%, 07/01/25	250,000	158,750
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series P, Callable 07/01/19 @ 100, (Commonwealth Guaranteed) (OID), 6.75%, 07/01/36	240,000	148,800
		1,711,148

Rhode Island 1.93%
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Callable 04/01/21 @ 100, 4.10%, 10/01/37	155,000	157,365
Rhode Island Housing & Mortgage Finance Corp., State Single-Family Housing, Revenue Bonds, Series 5, Callable 04/01/22 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae), 3.45%, 04/01/35	235,000	230,128
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Callable 04/01/21 @ 100, 3.45%, 04/01/26	500,000	510,080
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Series 1, Callable 04/01/20 @ 100, 5.88%, 10/01/51	250,000	268,788
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Series 1, Callable 04/01/20 @ 100, 5.38%, 10/01/35	215,000	231,654
Rhode Island Student Loan Authority, Refunding Revenue Bonds, Series A, Callable 12/01/19 @ 100, 6.35%, 12/01/30	500,000	549,625
Rhode Island Turnpike & Bridge Authority, Highway Improvements, Revenue Bonds, Series A, Callable 12/01/20 @ 100, (OID), 5.00%, 12/01/39	35,000	37,952
		1,985,592

South Carolina 0.05%
South Carolina Jobs-Economic Development Authority, Refunding Revenue Bonds, Callable 08/01/19 @ 100, (OID), 5.75%, 08/01/39	50,000	54,780

Tennessee 0.33%
City of Memphis, TN, General Obligation Unlimited, Series B, Callable 04/01/24 @ 100, 5.00%, 04/01/44	100,000	114,025

See accompanying notes which are an integral part of these financial statements.

30	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

Tennessee (cont.)
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements, Revenue Bonds, Series A-1, Callable 07/01/20 @ 100, 5.00%, 07/01/26	$200,000	$227,094
		341,119

Texas 3.70%
City of Houston, TX, Refunding Revenue Bonds, Series A, Callable 09/01/21 @ 100, 5.25%, 09/01/29	500,000	574,320
Clifton Higher Education Finance Corp., School Improvements, Refunding Revenue Bonds, Callable 08/15/24 @ 100, (GTD), 4.00%, 08/15/44	500,000	515,800
Fort Bend Grand Parkway Toll Road Authority, Refunding Revenue Bonds, Callable 03/01/22 @ 100, 4.00%, 03/01/46	250,000	256,438
Harris County Cultural Education Facilities Finance Corp., Refunding Revenue Bonds, Callable 10/01/19 @ 100, (OID), 4.75%, 10/01/25	175,000	195,722
Harris County Cultural Education Facilities Finance Corp., Refunding Revenue Bonds, 5.00%, 10/01/19	120,000	135,857
North Texas Tollway Authority, Refunding Revenue Bonds, Callable 01/01/21 @ 100, (OID), 6.00%, 01/01/38	100,000	117,697
North Texas Tollway Authority, Refunding Revenue Bonds, Series F, Callable 1/01/16 @ 100, 6.13%, 01/01/31	1,250,000	1,250,000
San Antonio Public Facilities Corp., Public Improvements, Refunding Revenue Bonds, Callable 09/15/22 @ 100, (OID), 4.00%, 09/15/42	250,000	256,788
Tarrant County Cultural Education Facilities Finance Corp., Hospital Improvements, Revenue Bonds, Series B, (OID), 4.50%, 09/01/19	100,000	110,285
Tarrant County Cultural Education Facilities Finance Corp., Hospital Improvements, Revenue Bonds, Series B, Callable 09/01/19 @ 100, (OID), 5.13%, 09/01/25	100,000	112,419
Tarrant County Health Facilities Development Corp., Hospital Improvements, Revenue Bonds, 5.00%, 12/01/16	50,000	51,992
Tarrant County Health Facilities Development Corp., Hospital Improvements, Revenue Bonds, Callable 12/01/19 @ 100, 5.00%, 12/01/23	100,000	114,116
Texas A&M University, Refunding Revenue Bonds, Series B, Callable 05/15/20 @ 100, 5.00%, 05/15/39	100,000	111,794
		3,803,228

See accompanying notes which are an integral part of these financial statements.

MUNICIPAL TAX FREE BOND FUND	31

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

Utah 0.40%
University of Utah, University & College Improvements, Revenue Bonds, Series A, Callable 08/01/23 @ 100, 5.00%, 08/01/43	$250,000	$286,542
Utah Housing Corp., State Single-Family Housing, Revenue Bonds, Series A1 CL III, Callable 01/01/21 @ 100, 5.25%, 01/01/25	45,000	46,092
Utah Housing Corp., State Single-Family Housing, Revenue Bonds, Series A1 CL II, Callable 01/01/21 @ 100, 5.75%, 01/01/33	75,000	76,625
		409,259

Vermont 0.24%
Vermont Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series B, Callable 08/15/22 @ 100, 3.75%, 08/15/37	245,000	244,811

Virgin Islands 0.11%
Virgin Islands Public Finance Authority, Refunding Revenue Bonds, Callable 10/01/19 @ 100, 5.00%, 10/01/25	100,000	110,138

Virginia 0.48%
Virginia Housing Development Authority, State Single-Family Housing, Revenue Bonds, Series E, Callable 04/01/20 @ 100, (GO OF AUTH), 4.50%, 10/01/45	215,000	219,390
Virginia Resources Authority, Revenue Bonds, Callable 11/01/25 @ 100, 4.00%, 11/01/33	250,000	273,120
		492,510

Washington 1.91%
Spokane Public Facilities District, Public Improvements, Revenue Bonds, Series A, Callable 06/01/23 @ 100, 5.00%, 05/01/43	1,000,000	1,106,660
Washington Health Care Facilities Authority, Revenue Bonds, Callable 11/01/19 @ 100, 5.00%, 11/01/28	250,000	279,885
Washington Health Care Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 10/01/19 @ 100, (OID), 5.63%, 10/01/38	500,000	581,185
		1,967,730

See accompanying notes which are an integral part of these financial statements.

32	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

West Virginia 0.49%
West Virginia Hospital Finance Authority, Hospital Improvements, Revenue Bonds, Callable 09/01/19 @ 100, (OID), 5.63%, 09/01/32	$200,000	$226,014
West Virginia Hospital Finance Authority, Hospital Improvements, Revenue Bonds, 5.00%, 09/01/19	250,000	276,752
		502,766

Wisconsin 0.60%
Wisconsin Health & Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 08/15/16 @ 100, 5.25%, 08/15/31	100,000	102,520
Wisconsin Health & Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 08/15/16 @ 100, 5.25%, 08/15/18	400,000	411,076
Wisconsin Housing & Economic Development Authority, State Multi-Family Housing, Revenue Bonds, Series A, Callable 05/01/20 @ 100, (GO OF AUTH) (OID), 5.63%, 11/01/35	95,000	101,978
		615,574

Wyoming 0.49%
Wyoming Community Development Authority, State Single-Family Housing, Revenue Bonds, Series 3, Callable 06/01/24 @ 100, 3.70%, 06/01/39	500,000	498,435
Total Municipal Bonds (Cost $96,376,578)		101,675,575

	Shares

Money Market 0.50%
Federated Municipal Obligations Fund, 0.01% (a)	515,330	515,330
Total Money Market (Cost $515,330)		515,330

Total Investments — 99.40%
(Cost $96,891,908)		102,190,905
Other Assets in Excess of Liabilities — 0.60%		614,418
NET ASSETS — 100.00%		$102,805,323

See accompanying notes which are an integral part of these financial statements.

MUNICIPAL TAX FREE BOND FUND	33

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

(a)	Rate disclosed is the seven day yield as of December 31, 2015.

AGM - Assured Guaranty Municipal Corp.

AMBAC - American Municipal Bond Assurance Corp.

BHAC-CR - Berkshire Hathaway Assurance Corp. Custodial Receipts

FGIC - Financial Guaranty Insurance Co.

FHA - Insured by Federal Housing Administration.

GO - General Obligation

GTD - Guaranteed

INS - Insured

NATL-RE - Insured by National Public Finance Guarantee Corp.

OID - Original Issue Discount

See accompanying notes which are an integral part of these financial statements.

34	SPIRIT OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 2015

ASSETS
Investments in securities at value (cost $96,891,908)	$102,190,905
Receivable for Fund shares sold	325,705
Dividends and interest receivable	1,242,426
Prepaid expenses	4,088
TOTAL ASSETS	103,763,124

LIABILITIES
Payable for Fund shares redeemed	115,442
Payable for investments purchased	618,670
Payable for distributions to shareholders	103,112
Payable for investment advisory fees	33,924
Payable for accounting and administration fees	19,399
Payable for distribution fees	12,874
Payable to custodian	1,508
Payable for audit fees	22,900
Payable for printing fees	22,867
Payable for transfer agent fees	5,116
Payable for chief compliance officer salary	243
Other accrued expenses	1,746
TOTAL LIABILITIES	957,801
NET ASSETS	$102,805,323
Net assets applicable to 10,747,235 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$102,805,323
Net asset value and redemption price per share ($102,805,323 ÷ 10,747,235 shares)	$9.57
Maximum offering price per share ($9.57 ÷ 0.9525)	$10.05

SOURCE OF NET ASSETS
As of December 31 2015, net assets consisted of:
Paid-in capital	$106,192,479
Accumulated net realized loss on investments	(8,686,153)
Net unrealized appreciation on investments	5,298,997
NET ASSETS	$102,805,323

See accompanying notes which are an integral part of these financial statements.

MUNICIPAL TAX FREE BOND FUND	35

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Interest	4,541,358
TOTAL INVESTMENT INCOME	4,541,358

EXPENSES
Investment advisory	619,220
Distribution	154,805
Accounting and Administration	117,266
Transfer agent	63,395
Audit	23,500
Chief Compliance Officer salary	3,113
Custodian	8,558
Directors	11,102
Insurance	22,174
Legal	11,857
Printing	76,398
Registration	17,775
Line of credit	901
Interest	4,712
Other	2,701
TOTAL EXPENSES	1,137,477
Fees waived by Adviser	(203,144)
NET EXPENSES	934,333
NET INVESTMENT INCOME	3,607,025

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investment transactions	(793,373)
Net change in unrealized appreciation (depreciation) of investments	60,925
Net realized and unrealized loss on investments	(732,448)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,874,577

See accompanying notes which are an integral part of these financial statements.

36	SPIRIT OF AMERICA

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

OPERATIONS
Net investment income	$3,607,025	$4,065,338
Net realized loss on investment transactions	(793,373)	(2,320,092)
Net change in unrealized appreciation/depreciation of investments	60,925	10,963,835
Net increase in net assets resulting from operations	2,874,577	12,709,081

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investments income	(3,607,025)	(4,065,338)
Total distributions to shareholders	(3,607,025)	(4,065,338)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold	21,777,653	14,055,325
Shares issued from reinvestment of distributions	2,333,304	2,627,122
Shares redeemed	(27,926,223)	(29,823,607)
Decrease in net assets derived from capital share transactions	(3,815,266)	(13,141,160)
Total decrease in net assets	(4,547,714)	(4,497,417)

NET ASSETS
Beginning of year	107,353,037	111,850,454
End of year	$102,805,323	$107,353,037

Transactions in capital stock were:
Shares sold	2,290,315	1,489,732
Shares issued from reinvestment of distributions	244,840	279,085
Shares redeemed	(2,941,798)	(3,193,377)
Decrease in shares outstanding	(406,643)	(1,424,560)

See accompanying notes which are an integral part of these financial statements.

MUNICIPAL TAX FREE BOND FUND	37

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Year	$9.62	$8.89	$10.08	$9.64	$9.04

Income from Investment Operations:
Net investment income	0.33	0.35	0.36	0.41 [1]	0.49 [1]
Net realized and unrealized gain (loss) on investments	(0.05)	0.73	(1.19)	0.44	0.60
Total income from investment operations	0.28	1.08	(0.83)	0.85	1.09

Less Distributions:
Distributions from net investment income	(0.33)	(0.35)	(0.36)	(0.41)	(0.49)
Total distributions	(0.33)	(0.35)	(0.36)	(0.41)	(0.49)

Net Asset Value, End of Year	$9.57	$9.62	$8.89	$10.08	$9.64
Total Return[2]	3.01%	12.35%	(8.39)%	8.91%	12.41%

Ratios/Supplemental Data:
Net assets, end of year (000)	$102,805	$107,353	$111,850	$156,793	$102,477
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.10%	1.10%	1.11%	1.15%	1.20%
After expense reimbursement or recapture	0.91%[3]	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	3.50%	3.78%	3.78%	4.01%	5.28%
Portfolio turnover	11%	7%	19%	13%	23%

1 Calculated based on the average number of shares outstanding during the period.

2 Calculation does not reflect sales load.

3 Includes interest expense of 0.01%

See accompanying notes which are an integral part of these financial statements.

38	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS	DECEMBER 31, 2015

Note 1 – Organization

Spirit of America Municipal Tax Free Bond Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to August 31, 2015 the Fund was known as the Spirit of America High Yield Tax Free Bond Fund. The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on February 29, 2008. The Fund seeks high current income that is exempt from federal income tax, investing at least 80% of its assets in municipal bonds. The Fund offers one class of shares.

Note 2 – Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

MUNICIPAL TAX FREE BOND FUND	39

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2015

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available

(including the Fund’s own assumptions used in determining the fair value of investments).

The summary of inputs used to value the Fund’s net assets as of December 31, 2015 is as follows:

	Value Inputs
Assets	Level 1	Level 2	Level 3	Totals
Municipal Bonds	$—	$101,675,575	$—	$101,675,575
Money Market	515,330	—	—	515,330

Total	$515,330	$101,675,575	$—	$102,190,905

The Fund did not have any transfers between levels as of December 31, 2015. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E. Use of Estimates: In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be declared daily and paid monthly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares.

Note 3 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the year ended December 31, 2015, excluding short-term investments, were $11,114,939 and $14,209,766, respectively.

Note 4 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.60% of the Fund’s average daily net assets. Investment advisory fees for the year ended December 31, 2015, were $619,220.

40	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2015

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 0.90% of the average daily net assets of the Fund through April 30, 2016. The waiver does not include, front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. For the year ended December 31, 2015, the Adviser waived advisory fees in the amount of $203,144.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. The balance of recoverable expenses to the Adviser as of December 31, 2015 was $715,829.

Of this balance, $301,815 will expire in 2016, $210,870 will expire in 2017 and $203,144 will expire in 2018.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”) a monthly fee of 1/12 of 0.15% of the Funds average daily net assets for the Distributor’s services and expenses in distributing shares of the Fund and providing personal services and/or maintaining shareholder accounts. For the year ended December 31, 2015, fees paid to the Distributor under the Plan were $154,805. The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the year ended December 31, 2015, sales charges received by the Distributor were $914,006. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase. Certain redemptions made within seven years of purchase are subject to a CDSC, in accordance with the Fund’s current prospectus.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $5,250, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2015, the Fund was allocated $3,113 of the Chief Compliance Officer’s salary.

Note 5 – Concentration and Other Risks

The Fund’s performance could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

The Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Fund may invest in junk bonds.

The Fund may be affected by credit risk of lower grade securities, which is the possibility that municipal securities rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than

MUNICIPAL TAX FREE BOND FUND	41

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2015

investment- grade municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Fund may lose its entire investment in those securities.

Other risks include income risk, liquidity risk, municipal project specific risk, municipal lease obligation risk, zero coupon securities risk, market risk, manager risk, taxability risk, state- specific risk and exchange traded funds risk.

Note 6 – Federal Income Taxes

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions
12/31/2015	$26,383	$3,580,642	$—	$3,607,025
12/31/2014	$29,906	$4,035,432	$—	$4,065,338

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

The adjusted cost basis of investment and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

As of December 31, 2015
Gross unrealized appreciation	$6,039,349
Gross unrealized depreciation	(742,628)

Net unrealized appreciation(a)	5,296,721

Cost basis of investments	$96,894,184

(a)	The difference between book-basis and tax- basis net unrealized appreciation is primarily due to wash sales.

At December 31, 2015, the components of accumulated distributable earnings (losses) for the Fund on a tax basis were as follows:

Capital Loss Carryforward	$(8,683,877)
Unrealized appreciation	5,296,721

Total accumulated earnings (losses)	$(3,387,156)

At December 31, 2015, the Fund had net capital loss carryforwards for federal income tax purposes of $8,683,877, of which $522,821 is available to reduce future required distributions of net capital gains to shareholders through the year 2017. The remaining capital loss carryforward is not subject to expiration and retains the character as follows:

	Short- Term	Long- Term	Total
Capital Loss Carryforward not subject to expiration	$2,453,547	$5,707,509	$8,161,056

Non-expiring carryforwards will be utilized prior to the utilization of carryforwards with expiration dates.

42	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2015

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Note 7 – Line of Credit

The Fund participates in a short-term credit agreement (“Line of Credit) with The Huntington National Bank, the custodian of the Fund’s investments expiring on May 25, 2016. Borrowing under this agreement bear interest at London Interbank Offered Rate (“LIBOR”) plus 1.500%. Maximum borrowings for the Fund is the lesser of $3,000,000 or 10% of the Fund’s daily market value.

Total bank line of credit as of December 31, 2015	$3,000,000
Average borrowings during year	147,856
Number of days outstanding*	65
Average interest rate during year	1.688%
Highest balance drawn during year	1,291,860
Highest balance interest rate	1.922%
Interest expense incurred	$4,712
Interest rate at December 31, 2015	1.922%

*	Number of days outstanding represents the total days during the six months ended December 31, 2015 that the Fund utilized the line of credit.

Note 8– Other Matters

On May 7, 2010, each of William Mason, the Portfolio Manager for the Real Estate Fund, Income Fund, and Opportunity Fund, and DLA, the Fund’s principal underwriter and distributor, received a Notice of Complaint from the Department of Enforcement of the Financial Industry Regulatory Authority (“FINRA”) relating to Mr. Mason’s activities as head of the fixed income trading department of DLA and DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Complaint alleges that each of Mr. Mason and DLA had violated certain NASD and Municipal

Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. On April 4, 2012, a FINRA hearing panel issued a decision in this matter and assessed monetary fines and other sanctions against DLA and Mr. Mason, including a suspension of Mr. Mason from association with a FINRA member firm for six (6) months. Both DLA and Mr. Mason appealed the decision.

On May 27, 2011, FINRA filed a complaint against DLA, the Fund’s principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). More specifically, FINRA alleged that DLA failed to conduct adequate due diligence, thereby leaving it without a reasonable basis for recommending customer purchases of Apple REIT, in addition to using false, exaggerated and misleading statements regarding the performance of earlier closed Apple REITs. In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to add David Lerner as an individual respondent and alleged violations of Section 17(a) of the Securities Act of 1933, as amended, including allegations of false, exaggerated and misleading communications to the public, through customer correspondence and investment seminars, about the investment returns, market values, performance of earlier closed Apple REITs as well as allegations of untrue statements and/or omitted material facts concerning the prior performance, steady distribution rates, unchanging valuations, and prospects of the earlier closed Apple REITs and/or Apple REIT. On October 22, 2012, DLA, Mr. Lerner and Mr. Mason settled all of the foregoing FINRA investigations and actions involving Apple REIT securities and municipal bond and collateralized mortgage obligation pricing. Without admitting or denying the allegations, in connection with

MUNICIPAL TAX FREE BOND FUND	43

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2015

the settlement, DLA, Mr. Lerner and Mr. Mason each agreed, among other things, to pay a fine; and Mr. Lerner agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of one year and in any principal capacity for a period of two years thereafter beginning on November 19, 2012; and Mr. Mason agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of six months, which suspension ended on June 16, 2013. The fines and suspensions do not involve the Energy Fund or the Adviser. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013, plaintiffs filed a notice of appeal of the class action dismissal. On April 23, 2014, the United States Court of Appeals for the Second Circuit substantially affirmed the April 3, 2013 decision of United States District Judge, Kiyo A. Matsumoto, dismissing with prejudice the class action complaint in In Re Apple REITs Litigation. The Second Circuit held that Judge Matsumoto correctly found that there were no material misrepresentations or omissions in the offering materials for Apple REITs Six through Ten. The appeals court upheld dismissal of ten of the thirteen claims in the case, including all federal and state securities law claims, and also upheld Judge Matsumoto’s refusal to allow plaintiffs to amend their complaint. The appeals court remanded three state common law claims to the District Court for the Eastern District of New York for further proceedings. On March 25, 2015, the District Court dismissed the remaining state common law claims against DLA, with prejudice. Plaintiffs did not file an appeal. Neither the Adviser nor the Fund were a party to any of the investigations or actions listed in this section.

In October 2013, a class action litigation, titled Lewis v. Delaware Charter Guarantee & Trust Company, et al., (the “Litigation”) was commenced in federal court in Nevada against DLA, the Funds’ principal underwriter and distributor, along with other defendants, alleging, inter alia, breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence and misrepresentation. The plaintiffs, purportedly customers who maintain individual retirement accounts at DLA which contained non-traded REIT securities, allege, among other things, that the defendants failed to accurately provide annual fair market values for those REIT securities. The Litigation was transferred to the U.S. District Court for the Eastern District of New York. On March 30, 2015, the District Court dismissed all claims against DLA, with prejudice. Plaintiffs appealed the decision dismissing the claims. While it is unlikely that plaintiffs’ appeal will be successful, there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of an appeal of the decision dismissing the claims against DLA that such outcome would not materially affect DLA’s ability to act as the Funds’ principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Neither the Adviser nor the Fund are a party to the Litigation.

Note 9 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Exempt Interest Dividends

For the period ended December 31, 2015, in accordance with the Internal Revenue Code 852 (b)(5), the Fund qualifies to designate $3,580,642 as exempt-interest dividends. Shareholders may treat these distributions as excludable from gross income per Internal Revenue Code 103(a).

44	SPIRIT OF AMERICA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spirit of America Municipal Tax Free Bond Fund and Board of Directors Spirit of America Investment Fund, Inc.

Syosset, New York

We have audited the accompanying statement of assets and liabilities of the Spirit of America Municipal Tax Free Bond Fund, formerly known as Spirit of America High Yield Tax Free Bond Fund (the “Fund”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Spirit of America Municipal Tax Free Bond Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 23, 2016

MUNICIPAL TAX FREE BOND FUND	45

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the continuance of a registered management investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). At a meeting held on December 1, 2015, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America Municipal Tax Free Bond Fund, Spirit of America Income Fund, Spirit of America Income & Opportunity Fund, and Spirit of America Energy Fund (collectively, the “Funds”). At the Meeting, the Board, including the Independent Directors voting separately, approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the

Adviser’s responses. In addition, the Directors were provided with the opportunity to request additional materials. In advance of the Meeting, the Board including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15c questionnaire and the responses provided by the Adviser; (ii) comparative information on the investment performance of the Funds, relevant indices and Lipper category peer funds as of September 30, 2015 in the form of reports generated by Strategic Insight Simfund/MF Desktop; (iii) graphs of fee comparisons for the minimum fee, maximum fee, average fee and median fee in the form of reports generated by the Funds’ administrator; (iv) graphs of performance comparisons for the minimum performing fund, the maximum performing fund, average performing fund and median performing fund for the one year, three years, five years and since inception time periods in the form of reports generated by the Funds’ administrator; (v) the allocation of the Funds’ brokerage, the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s compliance departments; (vi) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (vii) the Form ADV of the Adviser; and (viii) a memorandum from Independent Counsel regarding the responsibilities of the Independent Directors related to the approval of the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement, the Board, including the Independent Directors, requested, reviewed and considered materials furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, regarding, among other things, the personnel, each Fund’s performance,

46	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONT.)

operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:

•	The Investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	The fees charged by the Adviser for investment advisory services, as well as the compensation received by the Adviser and its affiliates;

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•

The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•	The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds.

At the Meeting, Independent Counsel also referred to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the 1940 Act with respect to the approval of the continuation of the Investment Advisory Agreement on behalf of each of the Funds. He explained that the Board must consider the (1) nature, extent and quality of services to be provided by the Adviser to the Funds; (2) the investment performance of each Fund independently; (3) the costs of the services provided and profits realized by the Adviser and its affiliates from the relationship with each Fund; (4) the extent to which economies of scale have been realized as each Fund grows and whether fee levels reflect these economies of scale for the benefit of each Fund’s investors; and (5) any other relevant considerations that the Board deems appropriate. In addition, the Independent Directors met at length with Independent Counsel during the Compliance Committee meeting to discuss the materials provided by the Adviser and to consider any additional questions they had of the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Investment Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an increasingly regulated industry. The Board, including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality of service in the future.

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and long-term investment performance for the Funds

MUNICIPAL TAX FREE BOND FUND	47

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONT.)

over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups, and concluded that each Fund was delivering reasonable performance results, especially over the long-term, consistent with the conservative investment strategies that the Funds pursue.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by Strategic Insight Simfund/MF Desktop, as well as the comparative graphs provided by HASI, regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for each Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Municipal Fund had a gross management fee of 0.60% as compared to the median in its peer group of 0.53%; and, the performance for the 1 year period was 2.28% as compared to the median of its peer group of 2.74%. The Income Fund had a gross management fee of 0.60% as compared to the median in its peer group of 0.60%; and, the performance for the 1 year period was 1.65% as compared to the median of its peer group of (2.29%). The Real Estate Fund had a gross management fee of 0.97% as compared to the median in its peer group of 0.73%; and, the performance for the 1 year period was (1.06%) as compared to the median of its peer group of 0.91%. The Value Fund had a gross management fee of 0.97% as compared to the median in its peer group of 0.69%; and, the performance for the 1 year period was (3.16%) as compared to the median of its peer group of (0.73%). The Opportunity Fund had a gross management fee of 0.65% as compared to the median in its peer group of 1.00%; and, the performance for the 1 year period was (6.21%) as compared to the median of its peer group of (4.57%). The Energy Fund had a gross management fee of 0.95% as compared to the median in its peer group of 0.84%; and, the performance for the

1 year period was (28.09%) as compared to the average of its peer group of (32.16%). The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of each Fund. Recognizing that the fees paid by some Funds were higher than some of the comparable funds and higher than the medians in some Fund’s peer groups, the Board nonetheless noted that the fees were still close enough to the medians in each case and that several peer funds had higher fees. The Board noted that although higher, the fees were not unreasonable.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on small fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. Mr. Chodosh reported that the fund by fund expense analysis is the same as previous years, but that it does not reflect all of the overhead costs paid by DLA which may be attributed to the Adviser. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been economies of scale with respect to the

48	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONT.)

management of the Funds and whether the Funds have appropriately benefited from any economies of scale. Given the size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved at this time.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers offered breakpoints despite having significantly more assets under management. The Board stated that they would continue to review this in future years as the Funds’ assets grow.

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the Funds. The Board considered the recent management structuring changes and concluded that these changes are likely to positively impact the management of the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. The Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Investment Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Investment Advisory Agreement was in the best interests of the shareholders of each Fund. The Independent Directors also determined that the fees charged to each Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that continuation of the Investment Advisory Agreement was in the best interests of each Fund.

MUNICIPAL TAX FREE BOND FUND	49

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, (Age) and Address[1] Position(s) with the Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS
David Lerner[3] (79) Director, Chairman of the Board, President	Since 1998	Founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	6	President and a Director of Spirit of America Management Corp., the Company’s investment adviser.

Daniel Lerner[3] (54) Director	Since 1998	Executive Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	6	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS
Allen Kaufman (79) Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	6	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (79) Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	6	Director of Freight Management Systems, Inc.

Richard Weinberger (79) Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	6	None.

OFFICERS
David Lerner President (see biography above)
Alan P. Chodosh (62) Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Financial and Operations Officer of David Lerner Associates, Inc. since June 1999.	N/A	N/A

Joseph Pickard (55) Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; Senior Vice President and General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	All addresses are in c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset, New York 11791.

2	Each Director serves for an indefinite term, until his successor is elected.

3	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

4	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

50	SPIRIT OF AMERICA

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Municipal Tax Free Bond Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

Ultimus Asset Services, LLC

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, OH 43219

Independent Registered Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America Municipal Tax Free Bond Fund, call (800) 452-4892 or (516) 390-5565.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2015 Spirit of America        SOAMX-AR15

ANNUAL REPORT

DECEMBER 31, 2015

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We are pleased to send you the 2015 Annual Report for the Spirit of America Income Fund, (the “Fund”). The Fund began operations on December 31, 2008.

As 2015 comes to an end, we could not be more proud and excited about the progress of this fund. The Fund has over $200 million in assets under management and over 11,000 investors.

We firmly maintain our philosophy that striving for the optimal balance between yield and risk will continue to position us to achieve long term success. Our dedication to providing our investors with a fund that will merit their long term commitment and satisfaction has never been stronger. Now is an excellent time to team up with your Investment Counselor to evaluate your portfolio and make sure you are properly positioned to achieve your investment goals.

Your support is sincerely appreciated and we look forward to your continued confidence in the Spirit of America Income Fund.

Sincerely,

David Lerner	William Mason
President	Portfolio Manager
Spirit of America Investment Fund, Inc.

INCOME FUND	1

MANAGEMENT DISCUSSION (UNAUDITED)

Economic Summary

The Federal Reserve raised rates to a range between 0.25% and 0.5% signaling the beginning of the end for the central bank’s stimulus program as anticipated during their December meeting. Fed officials emphasized that they intend to raise rates gradually and only if economic growth continues. They are predicting that if all goes smoothly short-term rates may rise by about one percentage point a year for the next three years.

At the end of December the Department of Commerce revised the U.S. gross domestic product (GDP) for the 3rd quarter of 2015 up to a 2.0% annual pace. The increase in GDP this quarter primarily reflected positive contributions from personal consumption, nonresidential fixed investment, state and local spending, residential fixed investment, and exports that were partly offset by a negative contribution from private inventory investment and an increase in imports. In the 2nd quarter GDP increased by a 3.9% pace following the 0.02% contraction in the 1st quarter.

The latest employment data released by the Bureau of Labor Statistics in the December jobs report shows total nonfarm payroll employment rose by 292,000 jobs. In 2015, payroll employment growth totaled 2.7 million, compared with 3.1 million in 2014. The unemployment rate was 5.0%, down by 0.6% over the past 12 months.

Market Commentary

This past year the S&P 500 hit a record high in May only to slump in August over fears of a China-led global economic slowdown. For the year, the S&P 500 was down 0.73%. The Dow Jones industrial average lost 2.23% for the year, its first annual decline since 2008. The Nasdaq

Composite gained 5.73% after surpassing levels not seen since the dot-com bubble in 2000.

The Fund invests a portion of its assets in Master Limited Partnerships (MLPs). The Alerian MLP Index (AMZ), a capitalization-weighted composite of 50 energy Master Limited Partnerships, had a total return of -32.59% for the period of December 31, 2014 through December 31, 2015.

Treasuries and taxable municipal bonds were down in 2015. The 30 Year US Treasury Yield moved from a 2.69 on 1/2/15 to a 3.02 12/31/15. At the same time, the MMD Taxable 30 Year AAA yield began the year at a 3.49 on 1/2/15 and ended the year at a 3.86 on 12/31/15.

Fund Summary

The Spirit of America Income Fund, (SOAIX) (the “Fund”) is the second largest fund of the Spirit of America Family of Funds in assets under management. The Fund’s objective is to seek high current income. The emphasis of the Fund is focused on investing in a diversified portfolio of taxable municipal bonds, income producing convertible securities, high yield U.S. corporate bonds, preferred stocks, collateralized mortgage obligations, and master limited partnerships (MLPs).

At the end of 2015, the Fund had over 73% of its assets in taxable municipal bonds, 10% in preferred stock, over 8% in corporate bonds, and over 3% in MLPs. We remain diligent in our approach to the market. Here at Spirit of America each and every credit goes through vigorous credit analysis and we have a wealth of knowledge and experience in trading.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

works for us; we do not work for technology. We do not receive buy signals from a computer generated model.

We invest the old fashioned way – utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on experience. When we began the Fund, we felt the environment was favorable to start an income fund and while past performance is no guarantee of future results; our results have validated that belief.

Return Summary

Despite the decline in 30 Year Treasury and taxable municipal market, the Fund had a total return of 0.92% (no load, gross of fees) for the year ending December 31, 2015. This compares to the 0.55% return of its benchmark, the Barclay U.S. Aggregate Index, for the same period. That result does not take the Fund’s sales charge and expense ratio into account.

Including the sales charge and expenses, as of December 31, 2015, the Fund’s one year return was -4.92%. The Fund, which began operations in January 2009, had an annualized five year return of 6.10% and an annualized return since inception of 7.90%.

We plan to proceed with the same game plan we have employed since the Fund began: pursuing a balance between yield and risk.

INCOME FUND	3

ILLUSTRATION OF INVESTMENT (UNAUDITED)

Summary of Portfolio Holdings (Unaudited)

As of December 31, 2015

Municipal Bonds	74.26%	$147,822,107
Preferred Stocks	10.07%	20,055,310
Corporate Bonds	8.46%	16,842,934
Common Stocks	5.02%	9,992,908
Collateralized Mortgage Obligations	0.19%	372,459
Money Market	2.00%	3,990,251
Total Investments	100.00%	$199,075,969

Average Annual Returns (Unaudited)

(For the Periods Ended December 31, 2015)

	1 Year	5 Year	Since Inception (December 31, 2008)
Spirit of America Income Fund (NAV)	(0.17)%	7.14%	8.66%
Spirit of America Income Fund (POP)	(4.92)%	6.10%	7.90%
The Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.05%

NAV represents the Net Asset Value. Returns at NAV do not reflect the maximum 4.75% sales charge. POP represents Public Offering Price and returns at POP do reflect the maximum 4.75% sales charge. Total returns for periods less than one year are not annualized.

Performance data quoted represents past performance; past performance is no guarantee of future results.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

4	SPIRIT OF AMERICA

ILLUSTRATION OF INVESTMENT (UNAUDITED) (CONT.)

Growth of $10,000 (Unaudited)

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

*	Fund commenced operations December 31, 2008.
**	The Barclays U.S. Aggregate Bond Index benchmark is based on a start date of December 31, 2008.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800- 452-4892.

The Barclays U.S. Aggregate Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

INCOME FUND	5

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX MONTH PERIOD JULY 1, 2015 TO DECEMBER 31, 2015

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the six month period, July 1, 2015 to December 31, 2015.

Spirit of America Income Fund

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$1,005.60	1.10%	$5.56
Hypothetical 5% Return	$1,000.00	$1,019.66	1.10%	$5.60

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 365.

6	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2015

	Principal Amount	Market Value
Collateralized Mortgage Obligations 0.19%
CHL Mortgage Pass-Through Trust 2005-21, A27, 5.50%, 10/25/35	$68,694	$64,687
CHL Mortgage Pass-Through Trust 2005-21, A7, 5.50%, 10/25/35	74,264	69,932
Citicorp Mortgage Securities, Inc., 1A12, 5.00%, 02/25/35	238,404	237,840
Total Collateralized Mortgage Obligations (Cost $258,178)		372,459

Municipal Bonds 73.28%

Alabama 2.66%
Health Care Authority for Baptist Health/The, Refunding Revenue Bonds, Series A, 5.50%, 11/15/43	4,000,000	4,008,760
University of Alabama/The, University & College Improvements, Build America Revenue Bonds, Callable 06/01/20 @ 100, (OID), 6.13%, 06/01/39	715,000	795,259
University of Alabama/The, University & College Improvements, Build America Revenue Bonds, Callable 06/01/20 @ 100, (OID), 6.13%, 06/01/42	500,000	555,690
		5,359,709

Arizona 1.49%
Arizona School Facilities Board, School Improvements, Certificate Participation, 6.00%, 09/01/27	225,000	244,154
Northern Arizona University, University & College Improvements, Build America Revenue Bonds, Callable 08/01/20 @ 100, 5.92%, 08/01/22	1,365,000	1,525,879
University of Arizona, University & College Improvements, Build America Revenue Bonds, Callable 08/01/20 @ 100, 6.64%, 08/01/44	1,085,000	1,227,330
		2,997,363

California 6.05%
Alhambra Unified School District, University & College Improvements, General Obligation Unlimited, 6.70%, 02/01/26	465,000	573,726
Bay Area Toll Authority, Highway Improvements, Build America Revenue Bonds, Series S1-SUB, 6.92%, 04/01/40	250,000	330,245
City of Tulare, CA Sewer Revenue, Sewer Improvements, Build America Revenue Bonds, Callable 11/15/19 @ 100, (AGM) (OID), 8.75%, 11/15/44	1,000,000	1,168,400
Colton Joint Unified School District, School Improvements, General Obligation Unlimited, Series C, 6.01%, 08/01/26	1,000,000	1,157,170

See accompanying notes which are an integral part of these financial statements.

INCOME FUND	7

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

California (cont.)
County of San Bernardino, CA, Refunding Revenue Bonds, (AGM), 6.02%, 08/01/23	$190,000	$208,713
Los Angeles Department of Water & Power, Electric Light & Power Improvements, Build America Revenue Bonds, Callable 07/01/21 @ 100, 7.00%, 07/01/41	500,000	582,110
Napa Valley Unified School District, School Improvements, General Obligation Unlimited, 6.51%, 08/01/43	500,000	625,070
Oakland Redevelopment Agency Successor Agency, Economic Improvements, Tax Allocation, Series T, (OID), 8.50%, 09/01/20	500,000	572,525
Peralta Community College District, Refunding Revenue Bonds, 7.31%, 08/01/31	1,310,000	1,557,957
Peralta Community College District, Refunding Revenue Bonds, 6.91%, 08/01/25	500,000	587,055
San Bernardino City Unified School District, School Improvements, Certificate Participation, (AGM) (OID), 8.05%, 02/01/23	1,000,000	1,228,710
San Bernardino City Unified School District, School Improvements, Certificate Participation, (AGM) (OID), 8.25%, 02/01/26	500,000	637,495
State of California, Recreational Facility, Water Facility & Correctional Facility Improvements, Build America Bonds, General Obligation Unlimited, (AGM-CR) (OID), 6.88%, 11/01/26	1,000,000	1,287,010
University of California, University & College Improvements, Refunding Revenue Bonds, Series J, 3.66%, 05/15/27	250,000	250,200
West Contra Costa Unified School District, School Improvements, General Obligation Unlimited, Series A-1-, 6.25%, 08/01/30	1,250,000	1,440,437
		12,206,823

Colorado 1.01%
Adams State University, University & College Improvements, Build America Revenue Bonds, Callable 05/15/19 @ 100, (State Higher Education Intercept Program) (OID), 6.47%, 05/15/38	250,000	272,658
City of Brighton, CO, Public Improvements, Build America Bonds, Certificate Participation, Callable 12/01/20 @ 100, (AGM) (OID), 6.75%, 12/01/35	250,000	271,420
Colorado Mesa University, University & College Improvements, Build America Revenue Bonds, Series B, (State Higher Education Intercept Program), 6.75%, 05/15/42	1,000,000	1,234,120

See accompanying notes which are an integral part of these financial statements.

8	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

Colorado (cont.)
County of Gunnison, CO, Public Improvements, Build America Bonds, Certificate Participation, Series B-BUILD AMER BDS, Callable 07/15/20 @ 100, 5.95%, 07/15/30	$250,000	$269,510
		2,047,708

Connecticut 0.85%
City of Bridgeport, CT, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 08/15/20 @ 100, (AGM), 6.57%, 08/15/28	1,000,000	1,152,120
City of Waterbury, CT, Public Improvements, General Obligation Unlimited, Callable 09/01/20 @ 100, (AGM), 6.10%, 09/01/30	500,000	555,645
		1,707,765

District of Columbia 0.28%
Washington Metropolitan Area Transit Authority, Transit Improvements, Build America Revenue Bonds, Callable 07/01/19 @ 100, (OID), 7.00%, 07/01/34	500,000	568,650

Florida 6.15%
City of Lake City, FL Utility System Revenue, Water Utility Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, (AGM), 6.03%, 07/01/30	100,000	109,054
City of Lake City, FL Utility System Revenue, Water Utility Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, (AGM), 6.28%, 07/01/40	200,000	220,256
City of Miami Gardens, FL, Public Improvements, Build America Bonds, Certificate Participation, 7.17%, 06/01/26	1,250,000	1,496,725
City of Oakland Park, FL Water & Sewer Revenue, Sewer Improvements, Build America Revenue Bonds, Callable 09/01/20 @ 100, (AGM), 6.14%, 09/01/35	300,000	318,294
City of Orlando, FL, Recreational Facilities Improvements, Build America Revenue Bonds, Callable 10/01/19 @ 100, 7.10%, 10/01/39	415,000	474,926
City of Orlando, FL, Recreational Facilities Improvements, Build America Revenue Bonds, Callable 10/01/19 @ 100, 6.85%, 10/01/29	250,000	284,665
County of Miami-Dade, FL, Port, Airport & Marina Improvements, Build America Revenue Bonds, (AGM) (OID), 7.50%, 04/01/40	1,000,000	1,288,010
County of Miami-Dade, FL, Public Improvements, Build America Revenue Bonds, Series B, Callable 04/01/20 @ 100, 6.54%, 04/01/30	500,000	569,650

See accompanying notes which are an integral part of these financial statements.

INCOME FUND	9

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

Florida (cont.)
County of Miami-Dade, FL, Public Improvements, Build America Revenue Bonds, Callable 04/01/19 @ 100, 6.97%, 04/01/39	$750,000	$825,825
County of Miami-Dade, FL, Recreational Facility Improvements, Revenue Bonds, Series D, (AGM), 7.08%, 10/01/29	250,000	281,450
County of Miami-Dade, FL Transit System, Transit Improvements, Build America Revenue Bonds, Series B, 5.53%, 07/01/32	500,000	551,450
County of Miami-Dade, FL Transit System, Transit Improvements, Build America Revenue Bonds, Series B, Callable 07/01/19 @ 100, 6.91%, 07/01/39	1,000,000	1,133,640
Florida Atlantic University Finance Corp., University & College Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, 7.64%, 07/01/40	165,000	194,099
Florida Department of Environmental Protection, Public Improvements, Build America Revenue Bonds, Callable 07/01/19 @ 100, 7.05%, 07/01/29	1,500,000	1,730,745
Florida Governmental Utility Authority, Build America Revenue Bonds, Callable 10/01/20 @ 100, 6.55%, 10/01/40	1,000,000	1,102,970
Florida State Board of Governors, University & College Improvements, Build America Revenue Bonds, Callable 11/01/20 @ 100, 7.50%, 11/01/35	250,000	263,350
Osceola County School Board, School Improvements, Certificate Participation, 6.66%, 04/01/27	1,000,000	1,071,190
Town of Davie, FL Water & Sewer Revenue, Water Utility Improvements, Build America Revenue Bonds, Series B, Callable 10/01/20 @ 100, (AGM), 6.85%, 10/01/40	250,000	292,807
Town of Miami Lakes, FL, Public Improvements, Build America Revenue Bonds, 7.59%, 12/01/30	150,000	192,279
		12,401,385

Georgia 2.39%
Municipal Electric Authority of Georgia, Electric Lights & Power Improvements, Build America Bonds, Refunding Revenue Bonds, 7.06%, 04/01/57	2,500,000	2,799,375
State of Georgia, Public Improvements, General Obligation Unlimited, Series B, Callable 02/01/24 @ 100, 3.84%, 02/01/32	2,000,000	2,025,720
		4,825,095

See accompanying notes which are an integral part of these financial statements.

10	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

Hawaii 0.75%
State of Hawaii, General Obligation Unlimited, Series FA, Callable 10/01/25 @ 100, 4.05%, 10/01/32	$1,495,000	$1,504,508

Idaho 0.44%
Idaho Water Resource Board, Water Utility Improvements, Revenue Bonds, Callable 09/01/22 @ 100, (OID), 5.25%, 09/01/24	900,000	896,211

Illinois 3.31%
City of Chicago Heights, IL, Refunding Bonds, General Obligation Unlimited, Callable 01/15/21 @ 100, (AGM) (OID), 6.00%, 01/15/28	150,000	160,086
City of Chicago Heights, IL, Refunding Bonds, General Obligation Unlimited, Callable 01/15/21 @ 100, (AGM) (OID), 5.50%, 01/15/24	500,000	524,730
City of Chicago, IL Waterworks Revenue, Water Utility Improvements, Build America Revenue Bonds, 6.74%, 11/01/40	250,000	285,185
Henry Hospital District, Hospital Improvements, Build America Bonds, General Obligation Unlimited, Callable 12/01/19 @ 100, (AGM), 6.65%, 12/01/29	840,000	890,375
Lake County Community Unit School District No. 187 North Chicago, School Improvements, General Obligation Unlimited, Series B, Callable 01/01/20 @ 100, (AGM) (OID), 7.13%, 01/01/35	1,000,000	1,093,700
Northern Illinois University, University & College Improvements, Build America Revenue Bonds, Callable 04/01/20 @ 100, (AGM), 8.15%, 04/01/41	570,000	650,569
Northern Illinois University, University & College Improvements, Build America Revenue Bonds, Callable 04/01/20 @ 100, (AGM), 7.75%, 04/01/30	250,000	283,200
Village of Glenwood, IL, Public Improvements, Build America Bonds, General Obligation Unlimited, (AGM), 7.03%, 12/01/28	1,500,000	1,774,080
Village of Rosemont, IL, Public Improvements, General Obligation Unlimited, Series B, (AGM) (OID), 6.13%, 12/01/30	500,000	542,330
Will County Forest Preservation District, Public Improvements, Build America Bonds, General Obligation Limited, 5.71%, 12/15/30	400,000	469,208
		6,673,463

See accompanying notes which are an integral part of these financial statements.

INCOME FUND	11

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

Indiana 1.42%
Anderson School Building Corp., Refunding Bonds, General Obligation Limited, Callable 07/05/23 @ 100, 3.95%, 07/05/29	$1,000,000	$979,060
Anderson School Building Corp., Refunding Bonds, General Obligation Limited, Callable 07/05/23 @ 100, (OID), 3.75%, 07/05/28	1,000,000	976,400
Evansville Redevelopment Authority, Recreational Facility Improvements, Build America Refunding Revenue Bonds, Callable 08/01/20 @ 100, 7.21%, 02/01/39	800,000	907,312
		2,862,772

Kansas 0.71%
Kansas Development Finance Authority, Public Improvements, Build America Revenue Bonds, Callable 11/01/19 @ 100, 6.26%, 11/01/28	390,000	432,268
Kansas Development Finance Authority, Revenue Bonds, Series H, 4.73%, 04/15/37	1,000,000	1,004,400
		1,436,668

Kentucky 1.38%
Kentucky Municipal Power Agency, Electric Lights & Power Improvements, Build America Revenue Bonds, Callable 09/01/20 @ 100, (AGM), 6.49%, 09/01/37	250,000	269,463
Kentucky State Property & Building Commission, Economic Improvements, University & College Improvements, Build America Revenue Bonds, Series C, 5.37%, 11/01/25	400,000	444,684
Paducah Independent School District Finance Corp., School Improvements, Revenue Bonds, Callable 12/01/21 @ 100, (SEEK), 5.00%, 12/01/30	1,000,000	1,035,320
Perry County School District Finance Corp., School Improvements, Revenue Bonds, Callable 12/01/21 @ 100, (SEEK), 5.00%, 12/01/30	1,000,000	1,045,550
		2,795,017

Louisiana 1.55%
City of New Orleans, LA, Swap Termination Refunding Bonds, General Obligation Limited, Callable 09/01/22 @ 100, 4.59%, 09/01/27	500,000	510,695
East Baton Rouge Sewerage Commission, Refunding Revenue Bonds, Series A, Callable 02/01/25 @ 100, 3.95%, 02/01/30	1,000,000	992,510

See accompanying notes which are an integral part of these financial statements.

12	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

Louisiana (cont.)
Tangipahoa Parish Hospital Service District No. 1, Hospital Improvements, Build America Revenue Bonds, Callable 02/01/20 @ 100, 7.20%, 02/01/42	$1,540,000	$1,628,242
		3,131,447

Massachusetts 0.65%
City of Worcester, MA, Pension Funding, General Obligation Limited, (AGM) (OID), 6.25%, 01/01/28	230,000	259,985
Massachusetts Health & Educational Facilities Authority, Refunding Revenue Bonds, 6.43%, 10/01/35	750,000	875,827
University of Massachusetts Building Authority, University & College Improvements, Build America Revenue Bonds, Callable 05/01/19 @ 100, 6.57%, 05/01/39	165,000	182,549
		1,318,361

Michigan 3.99%
Avondale School District, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, (AGM), 5.75%, 05/01/32	500,000	534,465
Belding Area Schools, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 01/07/16 @ 103, 6.67%, 05/01/40	1,490,000	1,534,953
Belding Area Schools, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 01/07/16 @ 103, 6.62%, 05/01/35	310,000	319,353
Chippewa Valley Schools, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, 6.85%, 05/01/35	100,000	105,282
Chippewa Valley Schools, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, 6.60%, 05/01/30	150,000	158,819
Comstock Park Public Schools, School Improvements, General Obligation Unlimited, Callable 05/01/21 @ 100, 6.20%, 05/01/24	200,000	220,982
County of Macomb, MI, Retirement Facilities, General Obligation Limited, Callable 11/01/25 @ 100, 4.13%, 11/01/30	250,000	254,173
Eastern Michigan University, University & College Improvements, Build America Revenue Bonds, Callable 02/15/19 @ 100, 7.21%, 02/15/38	250,000	266,573
Lincoln Consolidated School District, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, (AGM), 6.83%, 05/01/40	250,000	271,563

See accompanying notes which are an integral part of these financial statements.

INCOME FUND	13

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

Michigan (cont.)
Michigan Finance Authority, Revenue Bonds, Series A, Callable 09/01/25 @ 100, 3.90%, 09/01/30	$250,000	$244,145
Michigan Finance Authority, School Improvements, Revenue Bonds, Series C, Callable 05/01/21 @ 100, 6.20%, 05/01/22	495,000	540,456
Michigan Finance Authority, School Improvements, Revenue Bonds, Callable 11/01/20 @ 100, 6.38%, 11/01/25	500,000	555,135
Michigan Tobacco Settlement Finance Authority, Miscellaneous Purposes Revenue Bonds, Series A, Callable 02/01/23 @ 100, (OID), 7.31%, 06/01/34	2,635,000	2,279,749
Milan Area Schools, School Improvements, General Obligation Unlimited, Callable 05/01/19 @ 100, (OID), 7.10%, 05/01/34	485,000	539,029
Onsted Community Schools, School Improvements, General Obligation Unlimited, Callable 05/01/20 @ 100, 5.90%, 05/01/27	150,000	158,030
St Johns Public Schools, General Obligation Unlimited, Callable 05/01/20 @ 100, 6.65%, 05/01/40	5,000	5,348
Warren Consolidated Schools, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, (OID), 6.70%, 05/01/35	50,000	52,181
		8,040,236

Mississippi 0.47%
State of Mississippi, Refunding Bonds, General Obligation Unlimited, Series D, 3.43%, 10/01/29	1,000,000	956,300

Missouri 2.77%
City of Kansas City, MO, Revenue Bonds, Series D, 7.83%, 04/01/40	2,500,000	3,159,000
City of Sedalia, MO, Sewer Improvements, Build America Bonds, Certificate Participation, Callable 06/01/20 @ 100, (AGM), 6.50%, 06/01/24	250,000	263,295
City of St Charles, MO, Water Utility Improvements Build America Bonds, Certificate Participation, Callable 08/01/20 @ 100, 5.65%, 02/01/30	275,000	278,982
Missouri Joint Municipal Electric Utility Commission, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.90%, 01/01/42	1,000,000	1,297,110
Missouri Joint Municipal Electric Utility Commission, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.73%, 01/01/39	475,000	590,311
		5,588,698

See accompanying notes which are an integral part of these financial statements.

14	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

Nebraska 0.11%
Nebraska Public Power District, Electric Lights & Power Improvements, Build America Revenue Bonds, 5.32%, 01/01/30	$200,000	$218,094

Nevada 3.02%
City of Las Vegas, NV, Public Improvements, Build America Bonds, Certificate Participation, Callable 09/01/19 @ 100, (OID), 7.75%, 09/01/29	1,100,000	1,294,458
County of Clark, NV, Transit Improvements, Build America Bonds, General Obligation Limited, Callable 07/01/20 @ 100, (OID), 7.00%, 07/01/38	1,000,000	1,170,010
County of Washoe, NV, Public Improvements, Build America Revenue Bonds, 7.88%, 02/01/40	250,000	319,895
County of Washoe, NV, Public Improvements, Build America Revenue Bonds, 7.97%, 02/01/40	1,590,000	2,018,887
Las Vegas Valley Water District, Water Utility Improvements, Build America Bonds, General Obligation Limited, Callable 06/01/19 @ 100, 7.10%, 06/01/39	925,000	1,059,782
Pershing County School District, School Improvements, Build America Bonds, General Obligation Limited, Callable 04/01/20 @ 100, (GTD), 6.25%, 04/01/30	220,000	229,977
		6,093,009

New Jersey 2.83%
Essex County Improvement Authority, Refunding Revenue Bonds, Series B, Callable 02/08/16 @ 100, (AMBAC) (GTD) (OID), 5.00%, 10/01/24	500,000	500,770
New Jersey Economic Development Authority, School Improvements, Build America Revenue Bonds, Series CC-1, Callable 06/15/20 @ 100, 6.43%, 12/15/35	500,000	525,935
New Jersey Educational Facilities Authority, University & College Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, 6.19%, 07/01/40	500,000	532,730
New Jersey Educational Facilities Authority, University & College Improvements, Build America Revenue Bonds, Callable 07/01/19 @ 100, 7.40%, 07/01/40	1,000,000	1,104,190
New Jersey Housing & Mortgage Finance Agency, State Multi Family Housing, Refunding Revenue Bonds, Series E, Callable 11/01/24 @ 100, 4.27%, 11/01/30	390,000	384,996
New Jersey Turnpike Authority, Highway Improvements, Build America Revenue Bonds, 7.10%, 01/01/41	250,000	343,865

See accompanying notes which are an integral part of these financial statements.

INCOME FUND	15

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

New Jersey (cont.)
South Jersey Transportation Authority LLC, Highway Improvements, Build America Revenue Bonds, (OID), 7.00%, 11/01/38	$500,000	$542,225
Township of Brick, NJ, General Obligation Unlimited, Callable 09/01/23 @ 100, 3.75%, 09/01/28	1,780,000	1,772,809
		5,707,520

New York 8.90%
City of New York, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, Callable 12/01/19 @ 100, 6.39%, 12/01/29	500,000	563,845
City of New York, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, 5.21%, 10/01/31	100,000	121,237
City of New York, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, Callable 10/01/20 @ 100, 5.82%, 10/01/31	250,000	275,523
City of New York, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, Callable 03/01/20 @ 100, 6.27%, 03/01/31	500,000	562,705
City of New York, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, 5.70%, 03/01/27	145,000	173,176
County of Nassau, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, Callable 10/01/20 @ 100, 7.40%, 10/01/35	500,000	566,235
County of Nassau, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, Series G, 5.38%, 10/01/24	500,000	578,285
Long Island Power Authority, Revenue Bonds, (OID), 5.85%, 05/01/41	195,000	218,490
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.59%, 11/15/30	100,000	123,342
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.67%, 11/15/39	1,000,000	1,307,590
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 5.99%, 11/15/30	125,000	151,461
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, Callable 11/15/20 @ 100, 7.13%, 11/15/30	500,000	595,890
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.20%, 11/15/26	875,000	1,024,756
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.69%, 11/15/40	1,500,000	1,980,255

See accompanying notes which are an integral part of these financial statements.

16	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

New York (cont.)
New York City Housing Development Corp., Multi-Family Housing Revenue Bonds, Series I, Callable 05/01/19 @ 100, 6.42%, 11/01/39	$2,500,000	$2,672,275
New York City Industrial Development Agency, Recreational Facilities Improvements Revenue Bonds, 5.90%, 03/01/46	680,000	704,711
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Build America Revenue Bonds, Callable 07/15/20 @ 100, (State Aid Withholding), 7.13%, 07/15/30	500,000	591,180
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Build America Revenue Bonds, (State Aid Withholding), 6.83%, 07/15/40	500,000	662,320
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Build America Revenue Bonds, 5.47%, 05/01/36	300,000	348,777
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Build America Revenue Bonds, Callable 05/01/20 @ 100, 5.72%, 05/01/30	1,000,000	1,072,350
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Build America Revenue Bonds, Callable 08/01/20 @ 100, 5.81%, 08/01/30	500,000	562,205
New York City Water & Sewer System, Build America Refunding Revenue Bonds, Callable 06/15/20 @ 100, 6.49%, 06/15/42	200,000	226,560
New York Municipal Bond Bank Agency, Build America Refunding Revenue Bonds, Callable 12/15/19 @ 100, 6.88%, 12/15/34	500,000	528,130
Port Authority of New York & New Jersey, Port, Airport & Marina Improvements, Revenue Bonds, Series 187, Callable 10/15/24 @ 100, 3.92%, 10/15/28	2,115,000	2,152,837
Western Nassau County Water Authority, Build America Revenue Bonds, 6.70%, 04/01/40	150,000	183,554
		17,947,689

North Carolina 0.13%
County of Cabarrus, NC, School Improvements, Revenue Bonds, Callable 04/01/21 @ 100, 5.50%, 04/01/26	235,000	256,824

See accompanying notes which are an integral part of these financial statements.

INCOME FUND	17

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

Ohio 3.13%
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 7.83%, 02/15/41	$430,000	$592,187
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 7.50%, 02/15/50	1,350,000	1,788,885
American Municipal Power, Inc., Build America Refunding Revenue Bonds, Callable 02/15/20 @ 100, 5.96%, 02/15/24	500,000	550,360
Cincinnati City School District, Refunding Bonds, Certificate Participation, Callable 12/15/24 @ 100, (OID), 4.00%, 12/15/32	200,000	189,020
County of Cuyahoga, OH, Hospital Improvements, Build America Revenue Bonds, 8.22%, 02/15/40	1,000,000	1,211,190
Franklin County Convention Facilities Authority, Economic Improvements, Build America Revenue Bonds, 6.64%, 12/01/42	500,000	607,925
Madison Local School District/Lake County, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 10/01/20 @ 100, (School District Credit Program), 5.70%, 04/01/35	250,000	261,923
Mariemont City School District, Build America Bonds, General Obligation Unlimited, Callable 12/01/20 @ 100, 5.90%, 12/01/30	115,000	128,511
Olentangy Local School District, Refunding Bonds, General Obligation Unlimited, Series A, Callable 06/01/25 @ 100, 3.50%, 12/01/29	500,000	482,065
Springfield Local School District/Summit County, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 09/01/19 @ 100, (School District Credit Program), 5.65%, 09/01/31	200,000	204,714
State of Ohio, Public Improvements, Build America Revenue Bonds, Callable 10/01/19 @ 100, 6.52%, 10/01/28	250,000	293,135
		6,309,915

Oklahoma 0.27%
Bryan County Independent School District No. 72 Durant, School Improvements, Build America Bonds, Certificate Participation, Callable 12/01/19 @ 102, (OID), 6.80%, 12/01/33	500,000	548,060

Oregon 0.14%
State of Oregon Department of Administrative Services, Hospital Improvements, Build America Bonds, Certificate Participation, Series B, Callable 05/01/20 @ 100, 6.18%, 05/01/35	250,000	278,230

See accompanying notes which are an integral part of these financial statements.

18	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

Pennsylvania 1.42%
Philadelphia Authority for Industrial Development, Pension Funding, Revenue Bonds, Series A, (AGM) (OID), 6.35%, 04/15/28	$630,000	$701,940
Philadelphia Municipal Authority, Public Improvements, Revenue Bonds, 5.09%, 03/15/28	500,000	493,730
Pittsburgh Water & Sewer Authority, Refunding Revenue Bonds, Series A, (AGM), 6.61%, 09/01/24	300,000	361,689
Sports & Exhibition Authority of Pittsburgh and Allegheny County, Recreational Facilities Improvements, Revenue Bonds, 7.04%, 11/01/39	1,000,000	1,135,880
Township of Bristol, PA, Pension Funding, General Obligation Unlimited, Callable 09/15/18 @ 100, (AGM), 7.15%, 09/15/38	150,000	172,650
		2,865,889

Rhode Island 0.05%
Rhode Island Housing & Mortgage Finance Corp, Refunding Revenue Bonds, Callable 10/01/22 @ 100, 4.46%, 10/01/31	100,000	100,000

South Carolina 0.13%
Moncks Corner Regional Recreation Corp., Recreational Facility Improvements, Build America Revenue Bonds, Callable 12/01/20 @ 100, 6.55%, 12/01/39	250,000	261,743

South Dakota 0.22%
South Dakota State Building Authority, University & College Improvements, Build America Revenue Bonds, Callable 06/01/21 @ 100, 6.15%, 06/01/31	400,000	438,244

Tennessee 2.58%
Coffee County Public Building Authority, Public Improvements, Build America Revenue Bonds, Callable 06/01/19 @ 100, (GTD), 7.20%, 06/01/44	1,500,000	1,626,465
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements, Build America Revenue Bonds, 7.43%, 07/01/43	2,000,000	2,588,400
Metropolitan Government of Nashville & Davidson County, TN, Refunding Bonds, General Obligation Unlimited, Series B, 3.29%, 07/01/27	500,000	492,130
Metropolitan Government of Nashville & Davidson County, TN, Refunding Bonds, General Obligation Unlimited, Series B, 3.39%, 07/01/28	500,000	490,405
		5,197,400

See accompanying notes which are an integral part of these financial statements.

INCOME FUND	19

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

Texas 5.91%
Austin Community College District, University & College Improvements, Revenue Bonds, Series A, Callable 02/01/19 @ 100, 5.00%, 02/01/26	$985,000	$1,043,736
City of Lancaster, TX, Public Improvements, Build America Bonds, General Obligation Limited, Callable 02/15/20 @ 100, 6.53%, 02/15/40	750,000	842,917
City of Laredo, TX Sports Venue Sales Tax Revenue, Recreational Facility Improvements, Revenue Bonds, Callable 03/15/18 @ 100, (AGM) (OID), 5.45%, 03/15/31	500,000	517,110
City of San Antonio, TX, Public Improvements, Build America Bonds, General Obligation Limited, Callable 08/01/20 @ 100, 6.04%, 08/01/40	250,000	281,098
County of Bexar, TX, Public Improvements, Build America Bonds, General Obligation Limited, Callable 06/15/19 @ 100, 6.63%, 06/15/39	500,000	566,900
Dallas Convention Center Hotel Development Corp., Public Improvements, Build America Revenue Bonds, 7.09%, 01/01/42	1,500,000	1,933,410
Ector County Hospital District, Hospital Improvements, Build America Revenue Bonds, Callable 09/15/20 @ 100, 7.18%, 09/15/35	250,000	270,090
El Paso Downtown Development Corp., Recreational Facility Improvements, Revenue Bonds, 7.25%, 08/15/43	1,000,000	1,099,320
Frisco Economic Development Corp., Public Improvements, Revenue Bonds, Callable 02/15/24 @ 100, 4.20%, 02/15/34	1,000,000	971,300
Midland County Hospital District, Health, Hospital, & Nursing Home Improvements, Build America Bonds, General Obligation Limited, 6.44%, 05/15/39	260,000	313,357
North Texas Tollway Authority, Highway Improvements, Build America Revenue Bonds, Callable 02/01/20 @ 100, 8.91%, 02/01/30	2,000,000	2,379,720
Orchard Cultural Education Facilities Finance Corp., Recreational Facility Improvements, Revenue Bonds, Callable 11/15/20 @ 100, 6.48%, 11/15/34	860,000	937,400
San Antonio Industrial Development Corp., Refunding Revenue Bonds, Callable 08/15/23 @ 100, 4.75%, 08/15/33	750,000	765,787
		11,922,145

Utah 0.27%
Central Weber Sewer Improvement District, Sewer Improvements, Build America Revenue Bonds, Callable 03/01/19 @ 100, (OID), 6.38%, 03/01/34	500,000	550,255

See accompanying notes which are an integral part of these financial statements.

20	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

Virgin Islands 0.97%
Virgin Islands Water & Power Authority—Electric System, Electric Lights & Power Improvements, Build America Revenue Bonds, (AGM), 6.85%, 07/01/35	$1,000,000	$1,051,300
Virgin Islands Water & Power Authority—Electric System, Electric Lights & Power Improvements, Build America Revenue Bonds, (AGM), 6.65%, 07/01/28	840,000	898,632
		1,949,932

Virginia 2.33%
Tobacco Settlement Financing Corp., Refunding Revenue Bonds, Series A-1, Callable 01/22/16 @ 100, (OID), 6.71%, 06/01/46	6,085,000	4,705,835

Washington 1.08%
City of Seattle, WA Municipal Light & Power Revenue, Electric Lights & Power Improvements, Build America Revenue Bonds, (OID), 5.57%, 02/01/40	250,000	283,923
Douglas County Public Utility District No. 1, Electric Lights & Power Improvements, Revenue Bonds, Series A, 5.35%, 09/01/30	250,000	273,620
Klickitat County Public Utility District No. 1, Electric Lights & Power Improvements, Refunding Revenue Bonds, Callable 12/01/21 @ 100, 5.25%, 12/01/29	705,000	760,117
Public Utility District No. 1 of Cowlitz County, WA, Electric Lights & Power Improvements, Build America Revenue Bonds, 6.88%, 09/01/32	500,000	579,855
Snohomish County Public Utility District No. 1, Electric Lights & Power Improvements, Build America Revenue Bonds, (OID), 5.68%, 12/01/40	250,000	282,693
		2,180,208

West Virginia 0.94%
Tobacco Settlement Finance Authority, Miscellaneous Purposes Revenue Bonds, Series A, 7.47%, 06/01/47	2,200,000	1,907,356

Wisconsin 0.53%
Glendale Community Development Authority, Economic Improvements Tax Allocation Bonds, Callable 10/01/17 @ 100, 6.97%, 10/01/29	1,000,000	1,065,580
Total Municipal Bonds (Cost $138,489,020)		147,822,107

See accompanying notes which are an integral part of these financial statements.

INCOME FUND	21

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

Common Stocks 4.95%

Energy 3.53%
Buckeye Partners LP	$10,590	$698,516
Calumet Specialty Products Partners LP	8,500	169,235
Cone Midstream Partners LP	8,500	83,725
Enbridge Energy Partners LP	34,519	796,353
Energy Transfer Partners LP	33,631	1,134,374
EnLink Midstream Partners LP	33,865	561,482
Global Partners LP	7,215	126,768
Kinder Morgan, Inc.	51,442	767,515
MPLX LP	14,800	582,084
Plains All American Pipeline LP	3,200	73,920
Targa Resources Partners LP	20,547	339,642
TC PipeLines LP	10,695	531,648
Tesoro Logistics LP	6,405	322,300
USA Compression Partners LP	12,796	147,026
Western Gas Partners LP	6,500	308,945
Williams Partners LP	17,022	474,063
		7,117,596

Financials 0.10%
Blackstone Group LP/The	7,100	207,604

Real Estate Investment Trusts 1.22%
Apple Hospitality REIT, Inc.	21,850	436,344
Blackstone Mortgage Trust, Inc.	11,565	309,479
City Office REIT, Inc.	20,000	243,600
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	77,792	1,471,825
		2,461,248

Telecommunication Services 0.10%
AT&T, Inc.	6,000	206,460
Total Common Stocks (Cost $11,999,578)		9,992,908

Corporate Bonds 8.35%
Choice Hotels International, Inc., 5.70%, 08/28/20	200,000	215,000
DDR Corp., 7.50%, 07/15/18	500,000	561,373
Digital Realty Trust LP, 5.88%, 02/01/20	1,000,000	1,103,465
Dow Chemical Co./The, 3.05%, 02/15/22	1,000,000	995,530
Duke Realty LP, 4.38%, 06/15/22	250,000	257,970
Entergy Texas, Inc., 5.15%, 06/01/45	100,000	98,418

See accompanying notes which are an integral part of these financial statements.

22	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

Corporate Bonds (cont.)
Exelon Generation Co. LLC, 5.60%, 06/15/42 (a)	$400,000	$373,705
Fifth Third Bancorp, 8.25%, 03/01/38	250,000	350,187
General Electric Co, 4.00%, 12/29/49 (b)	1,765,335	1,767,542
Goldman Sachs Group, Inc./The, 6.45%, 05/01/36	500,000	566,899
Goldman Sachs Group, Inc./The, 6.75%, 10/01/37	1,350,000	1,582,859
Hospitality Properties Trust, 4.50%, 03/15/25	500,000	480,936
Kilroy Realty LP, 4.80%, 07/15/18	100,000	105,017
Kinder Morgan Energy Partners LP, 6.50%, 02/01/37	250,000	215,332
MetLife Capital Trust X, 9.25%, 04/08/38 (a)	1,500,000	2,073,750
MetLife, Inc., 10.75%, 08/01/39	1,000,000	1,568,750
National Retail Properties, Inc., 5.50%, 07/15/21	350,000	386,925
Noble Holding International Ltd., 6.05%, 03/01/41	1,000,000	599,345
PECO Energy Capital Trust IV, 5.75%, 06/15/33	1,000,000	954,592
Qwest Corp., 7.13%, 11/15/43	1,000,000	953,250
Simon Property Group LP, 10.35%, 04/01/19	150,000	184,146
SL Green Realty Corp., 7.75%, 03/15/20	1,000,000	1,168,239
Valero Energy Corp., 8.75%, 06/15/30	224,000	279,704
Total Corporate Bonds (Cost $16,409,352)		16,842,934

	Shares

Preferred Stocks 9.94%

Financials 2.29%
Aegon NV, 8.00%	12,900	355,266
Aflac, Inc., 5.50%	8,850	228,684
American Financial Group, Inc., 6.00%	8,700	223,329
Aviva PLC, 8.25%	12,990	343,845
Bank of New York Mellon Corp./The, 5.20%	8,700	223,764
First Republic Bank, 5.70%	9,000	229,500
Hancock Holding Co., 5.95%	3,700	90,687
JPMorgan Chase & Co, 5.45%	4,480	113,075
JPMorgan Chase & Co., 6.30%	8,750	229,775
KKR Financial Holdings LLC, 7.50%	10,000	261,700
KKR Financial Holdings LLC, 8.38%	30,000	794,100
PNC Financial Services Group, Inc./The, 5.38%	4,250	108,588
Protective Life Corp., 6.25%	11,300	296,625
Royal Bank of Canada, 5.50%	11,700	296,010
State Street Corp., 5.25%	8,050	210,910
U.S. Bancorp, 6.50%	7,300	209,510
Wells Fargo & Co., 5.20%	15,850	402,273
		4,617,641

See accompanying notes which are an integral part of these financial statements.

INCOME FUND	23

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Shares	Market Value
Preferred Stocks (cont.)

Industrials 0.34%
Pitney Bowes, Inc., 6.70%	5,700	$153,672
Stanley Black & Decker, Inc., 5.75%	20,687	536,000
		689,672

Real Estate Investment Trusts 6.76%
DDR Corp., 6.50%	9,184	231,437
Digital Realty Trust, Inc., 6.35%	16,000	410,880
Digital Realty Trust, Inc., 6.63%	11,552	302,200
Digital Realty Trust, Inc., 7.00%	33,392	862,515
Equity Commonwealth, 5.75%	10,000	245,100
Kilroy Realty Corp., 6.88%	20,264	523,014
Kimco Realty Corp., 6.00%	32,490	840,516
Kimco Realty Corp., 5.50%	39,809	982,486
Kimco Realty Corp., 5.63%	24,367	611,124
National Retail Properties, Inc., 6.63%	14,440	376,306
PS Business Parks, Inc., 6.45%	13,537	356,429
PS Business Parks, Inc., 6.00%	40,522	1,034,932
PS Business Parks, Inc., 5.70%	6,498	162,515
Public Storage, 5.90%	12,487	323,164
Public Storage, 5.88%	7,076	187,160
Public Storage, 6.35%	32,490	839,217
Public Storage, 6.50%	14,440	366,920
Regency Centers Corp., 6.00%	28,225	721,431
Regency Centers Corp., 6.63%	36,221	958,045
Senior Housing Properties Trust, 5.63%	40,000	1,015,200
Taubman Centers, Inc., 6.25%	13,046	332,673
Taubman Centers, Inc., 6.50%	9,416	240,296
Ventas Capital Corp., 5.45%	10,000	261,100
Vornado Realty Trust, 6.88%	16,170	413,629
Vornado Realty Trust, 5.40%	12,298	298,841
Welltower, Inc., 6.50%	28,880	746,259
		13,643,389

Utilities 0.55%
Duke Energy Corp., 5.13%	9,030	231,710
NextEra Energy Capital Holdings, Inc., 5.00%	6,700	165,959
NextEra Energy Capital Holdings, Inc., 5.63%	8,775	222,885
SCE Trust I, 5.63%	19,125	484,054
		1,104,608
Total Preferred Stocks
(Cost $19,549,291)		20,055,310

See accompanying notes which are an integral part of these financial statements.

24	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Shares	Market Value

Money Market 1.98%
Fidelity Prime Money Market Portfolio, Institutional Class, 0.32% (c)	3,990,251	3,990,251
Total Money Market (Cost $3,990,251)		3,990,251

Total Investments — 98.69%
(Cost $190,695,670)		199,075,969
Other Assets in Excess of Liabilities — 1.31%		2,642,525

NET ASSETS — 100.00%		$201,718,494

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2015, total illiquid restricted securities amounted to $2,447,455 or 1% of net assets.
(b)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2015.
(c)	Rate disclosed is the seven day yield as of December 31, 2015.

AGM - Assured Guaranty Municipal Corp.

AGM-CR - Assured Guaranty Municipal Corp. Custody Receipts

AMBAC - American Municipal Bond Assurance Corp.

GTD - Guaranteed

OID - Original Issue Discount

SEEK - Support Education Excellence in Kentucky

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC (formerly Huntington Asset Services, Inc.).

See accompanying notes which are an integral part of these financial statements.

INCOME FUND	25

STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 2015

ASSETS
Investments in securities at value (cost $190,695,670)	$199,075,969
Receivable for Fund shares sold	703,473
Dividends and interest receivable	2,692,824
Prepaid expenses	9,464
TOTAL ASSETS	202,481,730

LIABILITIES
Payable for Fund shares redeemed	209,688
Payable for distributions to shareholders	325,737
Payable for investment advisory fees	90,936
Payable for accounting and administration fees	19,694
Payable for distribution fees	42,034
Payable to custodian	3,138
Payable for audit fees	22,900
Payable for printing fees	29,745
Payable for transfer agent fees	15,146
Payable for chief compliance officer salary	477
Other accrued expenses	3,741
TOTAL LIABILITIES	763,236
NET ASSETS	$201,718,494
Net assets applicable to 17,294,738 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$201,718,494
Net asset value and redemption price per share ($201,718,494 ÷ 17,294,738 shares)	$11.66
Maximum offering price per share ($11.66 ÷ 0.9525)	$12.24

SOURCE OF NET ASSETS
As of December 31, 2015, net assets consisted of:
Paid-in capital	$196,628,905
Accumulated undistributed net investment loss	(327,157)
Accumulated net realized loss on investments	(2,963,553)
Net unrealized appreciation on investments	8,380,299
NET ASSETS	$201,718,494

See accompanying notes which are an integral part of these financial statements.

26	SPIRIT OF AMERICA

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends	$1,542,632
Interest	9,524,956
TOTAL INVESTMENT INCOME	11,067,588

EXPENSES
Investment advisory	1,243,825
Distribution	518,258
Accounting and Administration	163,444
Transfer agent	182,968
Audit	23,500
Chief Compliance Officer salary	6,261
Custodian	18,178
Directors	22,280
Insurance	44,816
Legal	18,113
Printing	111,064
Registration	19,205
Line of credit	1,807
Interest	2,668
Other	6,364
TOTAL EXPENSES	2,382,751
Fees waived by Adviser	(98,192)
NET EXPENSES	2,284,559
NET INVESTMENT INCOME	8,783,029

REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS
Net realized loss from investment transactions	(1,218,733)
Net change in unrealized appreciation (depreciation) of investments	(7,969,270)
Net realized and unrealized loss on investments	(9,188,003)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(404,974)

See accompanying notes which are an integral part of these financial statements.

INCOME FUND	27

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

OPERATIONS
Net investment income	$8,783,029	$9,064,400
Net realized gain (loss) on investment transactions	(1,218,733)	269,420
Net change in unrealized appreciation/depreciation of investments	(7,969,270)	18,943,376
Net increase (decrease) in net assets resulting from operations	(404,974)	28,277,196

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investments income	(8,752,009)	(9,156,574)
Distributions from return of capital	(773,014)	(914,734)
Total distributions to shareholders	(9,525,023)	(10,071,308)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold	52,557,128	38,522,474
Shares issued from reinvestment of distributions	6,629,987	6,871,241
Shares redeemed	(57,808,173)	(65,531,345)
Increase (decrease) in net assets derived from capital share transactions	1,378,942	(20,137,630)
Total decrease in net assets	(8,551,055)	(1,931,742)

NET ASSETS
Beginning of year	210,269,549	212,201,291
End of year	$201,718,494	$210,269,549

Accumulated undistributed net investment income (loss)	$(327,157)	$(378,484)

Transactions in capital stock were:
Shares sold	4,385,572	3,226,699
Shares issued from reinvestment of distributions	552,485	575,098
Shares redeemed	(4,830,992)	(5,575,874)
Increase (decrease) in shares outstanding	107,065	(1,774,077)

See accompanying notes which are an integral part of these financial statements.

28	SPIRIT OF AMERICA

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value, Beginning of Year	$12.23	$11.19	$12.24	$11.69	$10.73

Income from Investment Operations:
Net investment income	0.51	0.53	0.53	0.59	0.70 [1]
Net realized and unrealized gain (loss) on investments	(0.53)	1.10	(1.00)	0.61	0.98
Total income from investment operations	(0.02)	1.63	(0.47)	1.20	1.68

Less Distributions:
Distributions from net investment income	(0.51)	(0.54)	(0.52)	(0.60)	(0.71)
Distributions from capital gains	—	—	—	(0.05)	(0.01)
Distributions from return of capital	(0.04)	(0.05)	(0.06)	—	—
Total distributions	(0.55)	(0.59)	(0.58)	(0.65)	(0.72)

Net Asset Value, End of Year	$11.66	$12.23	$11.19	$12.24	$11.69
Total Return[2]	(0.17)%	14.79%	(3.97)%	10.51%	16.12%

Ratios/Supplemental Data:
Net assets, end of year (000)	$201,718	$210,270	$212,201	$252,025	$150,472
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.15%	1.15%	1.19%	1.22%	1.30%
After expense reimbursement or recapture	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	4.24%	4.44%	4.47%	4.85%	6.19%
Portfolio turnover	9%	9%	25%	3%	3%

1 Calculated based on the average number of shares outstanding during the period.

2 Calculation does not reflect sales load.

See accompanying notes which are an integral part of these financial statements.

INCOME FUND	29

NOTES TO FINANCIAL STATEMENTS	DECEMBER 31, 2015

Note 1 – Organization

Spirit of America Income Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on December 31, 2008. The Fund seeks high current income, investing at least 80% of its assets in a portfolio of taxable municipal bonds, income producing convertible securities, preferred stocks, high yield U.S. corporate bonds (frequently called “junk” bonds), and collateralized mortgage obligations (“CMOs”). The Fund offers one class of shares.

Note 2 – Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

30	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2015

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

The summary of inputs used to value the Fund’s net assets as of December 31, 2015 is as follows:

Value Inputs
Assets	Level 1	Level 2	Level 3	Totals
Collateralized Mortgage Obligations	$—	$372,459	$—	$372,459
Municipal Bonds	—	147,822,107	—	147,822,107
Common Stocks*	9,992,908	—	—	9,992,908
Corporate Bonds	—	16,842,934	—	16,842,934
Preferred Stocks*	20,055,310	—	—	20,055,310
Money Market	3,990,251	—	—	3,990,251

Total	$34,038,469	$165,037,500	$—	$199,075,969

The Fund did not have any transfers between levels as of December 31, 2015. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E. Use of Estimates: In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be declared daily and paid monthly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares.

INCOME FUND	31

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2015

Note 3 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the year ended December 31, 2015, excluding short-term investments, were $17,473,645 and $20,018,961, respectively.

Note 4 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.60% of the Fund’s average daily net assets. Investment advisory fees for the year ended December 31, 2015, were $1,243,825.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 1.10% of the average daily net assets of the Fund through April 30, 2016. The waiver does not include, front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. For the year ended December 31, 2015, the Adviser waived advisory fees in the amount of $98,192.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. The balance of recoverable expenses to the Adviser as of December 31, 2015 was $426,344. Of this balance, $230,568 will expire in 2016, $97,584 will expire in 2017 and $98,192 will expire in 2018.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”) a monthly fee of 1/12 of 0.25% of the Fund’s average daily net assets for the Distributor’s services and expenses in distributing shares of the Fund and providing personal services and/or maintaining shareholder accounts. For the year ended December 31, 2015, fees paid to the Distributor under the Plan were $518,258.

The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the year ended December 31, 2015, sales charges received by the Distributor were $2,337,919. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $5,250, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2015, the Fund was allocated $6,261 of the Chief Compliance Officer’s salary.

Note 5 – Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense,

32	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2015

either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Board. At December 31, 2015, the Fund held illiquid restricted securities representing 1% of net assets, as listed below:

Issuer Description	Acquisition Date	Principal Amount	Cost	Value
Corporate Bonds
Exelon Generation Co. LLC, 5.60%, 06/15/42	7/12/2012	$400,000	$421,894	$373,705
MetLife Capital Trust X, 9.25%, 04/08/38	6/4/2013	$1,500,000	$2,113,430	$2,073,750

				$2,447,455

Note 6 – Concentration and Other Risks

The Fund’s performance could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

The Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Fund may invest in junk bonds.

The Fund may be affected by credit risk of lower grade securities, which is the possibility that municipal securities rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment- grade municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Fund may lose its entire investment in those securities.

Other risks include income risk, liquidity risk, prepayment risk on collateralized mortgage obligations, municipal project specific risk, municipal lease obligation risk, zero coupon securities risk, market risk, manager risk, taxability risk, state- specific risk and exchange traded funds risk.

INCOME FUND	33

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2015

Note 7 – Federal Income Taxes

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Taxable Basis Distributions

	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions
12/31/2015	$8,752,009	$—	$—	$773,014	$9,525,023
12/31/2014	$9,156,574	$—	$—	$914,734	$10,071,308

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

The adjusted cost basis of investment and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

As of December 31, 2015
Gross unrealized appreciation	$15,059,505
Gross unrealized depreciation	(6,693,400)

Net unrealized appreciation	8,366,105

Cost basis of investments	$190,709,864

At December 31, 2015, the components of accumulated distributable earnings for the Fund on a tax basis were as follows:

Unrealized appreciation	$8,366,105
Other accumulated losses	(3,276,516)

Total accumulated earnings (losses)	$5,089,589

Other accumulated losses consist of distribution payable of $325,737 not deducted for tax purposes, capital loss carryforwards and post-October losses.

At December 31, 2015, the Fund had short-term and long-term capital loss carryforwards of $1,559,189 and $1,246,148, respectively,

which do not expire, and Deferred Post-October Losses of $145,442. The difference between appreciation for book purposes and tax purposes is primarily due to Trust Preferred securities and wash sales.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Note 8 – Reclassification

Permanent differences, incurred during the year ended December 31, 2015, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in capital as follows:

Undistributed Net Investment Income	$20,307
Accumulated Net Realized Gain (Loss)	(11,740)
Paid-In Capital	(8,567)

Note 9 – Line of Credit

The Fund participates in a short-term credit agreement (“Line of Credit) with The Huntington National Bank, the custodian of the Fund’s investments expiring on May 25, 2016. Borrowing under this agreement bear interest at London Interbank Offered Rate (“LIBOR”) plus 1.500%. Maximum

34	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2015

borrowings for the Fund is the lesser of $3,000,000 or 10% of the Fund’s daily market value.

Total bank line of credit as of December 31, 2015	$3,000,000
Average borrowings during year	175,408
Number of days outstanding*	48
Average interest rate during year	1.688%
Highest balance drawn during year	1,776,257
Highest balance interest rate	1.922%
Interest expense incurred	$2,668
Interest rate at December 31, 2015	1.922%

*	Number of days outstanding represents the total days during the year ended December 31, 2015 that the Fund utilized the line of credit.

Note 10 – Other Matters

On May 7, 2010, each of William Mason, the Portfolio Manager for the Real Estate Fund, Income Fund, and Opportunity Fund, and DLA, the Fund’s principal underwriter and distributor, received a Notice of Complaint from the Department of Enforcement of the Financial Industry Regulatory Authority (“FINRA”) relating to Mr. Mason’s activities as head of the fixed income trading department of DLA and DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Complaint alleges that each of Mr. Mason and DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. On April 4, 2012, a FINRA hearing panel issued a decision in this matter and assessed monetary fines and other sanctions against DLA and Mr. Mason, including a suspension of Mr. Mason from association with a FINRA member firm for six (6) months. Both DLA and Mr. Mason appealed the decision.

On May 27, 2011, FINRA filed a complaint against DLA, the Fund’s principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). More specifically, FINRA alleged that DLA failed to conduct adequate due diligence, thereby leaving it without a reasonable basis for recommending customer purchases of Apple REIT, in addition to using false, exaggerated and misleading statements regarding the performance of earlier closed Apple REITs. In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to add David Lerner as an individual respondent and alleged violations of Section 17(a) of the Securities Act of 1933, as amended, including allegations of false, exaggerated and misleading communications to the public, through customer correspondence and investment seminars, about the investment returns, market values, performance of earlier closed Apple REITs as well as allegations of untrue statements and/or omitted material facts concerning the prior performance, steady distribution rates, unchanging valuations, and prospects of the earlier closed Apple REITs and/or Apple REIT. On October 22, 2012, DLA, Mr. Lerner and Mr. Mason settled all of the foregoing FINRA investigations and actions involving Apple REIT securities and municipal bond and collateralized mortgage obligation pricing. Without admitting or denying the allegations, in connection with the settlement, DLA, Mr. Lerner and Mr. Mason each agreed, among other things, to pay a fine; and Mr. Lerner agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of one year and in any principal capacity for a period of two years thereafter beginning on November 19, 2012; and Mr. Mason agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of six months, which suspension ended on June 16, 2013. The fines and suspensions

INCOME FUND	35

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2015

do not involve the Energy Fund or the Adviser. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013, plaintiffs filed a notice of appeal of the class action dismissal. On April 23, 2014, the United States Court of Appeals for the Second Circuit substantially affirmed the April 3, 2013 decision of United States District Judge, Kiyo A. Matsumoto, dismissing with prejudice the class action complaint in In Re Apple REITs Litigation. The Second Circuit held that Judge Matsumoto correctly found that there were no material misrepresentations or omissions in the offering materials for Apple REITs Six through Ten. The appeals court upheld dismissal of ten of the thirteen claims in the case, including all federal and state securities law claims, and also upheld Judge Matsumoto’s refusal to allow plaintiffs to amend their complaint. The appeals court remanded three state common law claims to the District Court for the Eastern District of New York for further proceedings. On March 25, 2015, the District Court dismissed the remaining state common law claims against DLA, with prejudice. Plaintiffs did not file an appeal. Neither the Adviser nor the Fund were a party to any of the investigations or actions listed in this section.

In October 2013, a class action litigation, titled Lewis v. Delaware Charter Guarantee & Trust Company, et al., (the “Litigation”) was commenced in federal court in Nevada against DLA, the Funds’ principal underwriter and distributor, along with other defendants, alleging, inter alia, breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence and misrepresentation. The plaintiffs, purportedly customers who maintain individual retirement accounts at DLA which contained non-traded REIT securities, allege, among other things, that the defendants failed to accurately provide annual fair market values for those REIT securities. The Litigation was transferred to the U.S. District Court for the Eastern District of New York. On March 30, 2015, the District Court dismissed all claims against DLA, with prejudice. Plaintiffs appealed the decision dismissing the claims. While it is unlikely that plaintiffs’ appeal will be successful, there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of an appeal of the decision dismissing the claims against DLA that such outcome would not materially affect DLA’s ability to act as the Funds’ principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Neither the Adviser nor the Fund are a party to the Litigation.

Note 11 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Dividend Income

For the year ended December 31, 2015, 6.87% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction

For the year ended December 31, 2015, 8.56% of the ordinary income distribution qualifies for the Dividends Received Deduction available to corporations.

36	SPIRIT OF AMERICA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spirit of America Income Fund and

Board of Directors Spirit of America Investment Fund, Inc.

Syosset, New York

We have audited the accompanying statement of assets and liabilities of the Spirit of America Income Fund (the “Fund”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit

procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Spirit of America Income Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 23, 2016

INCOME FUND	37

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the continuance of a registered management investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). At a meeting held on December 1, 2015, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America Municipal Tax Free Bond Fund, Spirit of America Income Fund, Spirit of America Income & Opportunity Fund, and Spirit of America Energy Fund (collectively, the “Funds”). At the Meeting, the Board, including the Independent Directors voting separately, approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request additional materials. In advance of the Meeting, the Board including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15c questionnaire and the responses provided by the Adviser; (ii) comparative information on the investment performance of the Funds, relevant indices and Lipper category peer funds as of September 30, 2015 in the form of reports generated by Strategic Insight Simfund/MF Desktop; (iii) graphs of fee comparisons for the minimum fee, maximum fee, average fee and median fee in the form of reports generated by the Funds’ administrator; (iv) graphs of performance comparisons for the minimum performing fund, the maximum performing fund, average performing fund and median performing fund for the one year, three years, five years and since inception time periods in the form of reports generated by the Funds’ administrator; (v) the allocation of the Funds’ brokerage, the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s compliance departments; (vi) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (vii) the Form ADV of the Adviser; and (viii) a memorandum from Independent Counsel regarding the responsibilities of the Independent Directors related to the approval of the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement, the Board, including the Independent Directors, requested, reviewed and considered materials furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio

38	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONT.)

managers, regarding, among other things, the personnel, each Fund’s performance, operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:

•	The Investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	The fees charged by the Adviser for investment advisory services, as well as the compensation received by the Adviser and its affiliates;

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•

The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•	The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds.

At the Meeting, Independent Counsel also referred to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the 1940 Act with respect to the approval of the continuation of the Investment Advisory Agreement on behalf of each of the Funds. He explained that the Board must consider the (1) nature, extent and quality of services to be provided by the Adviser to the Funds; (2) the investment performance of each Fund independently; (3) the costs of the services provided and profits realized by the Adviser and its affiliates from the relationship with each Fund; (4) the extent to which economies of scale have been realized as each Fund grows and whether fee levels reflect these economies of scale for the benefit of each Fund’s investors; and (5) any other relevant considerations that the Board deems appropriate. In addition, the Independent Directors met at length with Independent Counsel during the Compliance Committee meeting to discuss the materials provided by the Adviser and to consider any additional questions they had of the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Investment Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an increasingly regulated industry. The Board, including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality of service in the future.

INCOME FUND	39

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONT.)

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and long-term investment performance for the Funds over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups, and concluded that each Fund was delivering reasonable performance results, especially over the long-term, consistent with the conservative investment strategies that the Funds pursue.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by Strategic Insight Simfund/MF Desktop, as well as the comparative graphs provided by HASI, regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for each Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Municipal Fund had a gross management fee of 0.60% as compared to the median in its peer group of 0.53%; and, the performance for the 1 year period was 2.28% as compared to the median of its peer group of 2.74%. The Income Fund had a gross management fee of 0.60% as compared to the median in its peer group of 0.60%; and, the performance for the 1 year period was 1.65% as compared to the median of its peer group of (2.29%). The Real Estate Fund had a gross management fee of 0.97% as compared to the median in its peer group of 0.73%; and, the performance for the 1 year period was (1.06%) as compared to the median of its peer group of 0.91%. The Value Fund had a gross management fee of 0.97% as compared to the median in its peer group of 0.69%; and, the performance for the 1 year period was (3.16%) as compared to the median of its peer group of (0.73%). The Opportunity Fund had a gross management fee of 0.65% as compared to the median in its peer group of 1.00%; and, the performance for the 1 year period was (6.21%) as compared to the median of its peer group of (4.57%). The Energy Fund had a gross management fee of 0.95% as compared to the median in its peer group of 0.84%; and, the performance for the 1 year period was (28.09%) as compared to the average of its peer group of (32.16%). The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of each Fund. Recognizing that the fees paid by some Funds were higher than some of the comparable funds and higher than the medians in some Fund’s peer groups, the Board nonetheless noted that the fees were still close enough to the medians in each case and that several peer funds had higher fees. The Board noted that although higher, the fees were not unreasonable.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on small fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. Mr. Chodosh reported that the fund by fund expense analysis is the same as previous years, but that it does not reflect all of the overhead costs paid by DLA which may be attributed to the Adviser. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered.

40	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONT.)

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. Given the size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved at this time.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers offered breakpoints despite having significantly more assets under management. The Board stated that they would continue to review this in future years as the Funds’ assets grow.

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the

Funds. The Board considered the recent

management structuring changes and concluded that these changes are likely to positively impact the management of the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. The Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Investment Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Investment Advisory Agreement was in the best interests of the shareholders of each Fund. The Independent Directors also determined that the fees charged to each Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that continuation of the Investment Advisory Agreement was in the best interests of each Fund.

INCOME FUND	41

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, (Age) and Address[1] Position(s) with the Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS
David Lerner[3] (79) Director, Chairman of the Board, President	Since 1998	Founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	6	President and a Director of Spirit of America Management Corp., the Company’s investment adviser.

Daniel Lerner[3] (54) Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	6	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS
Allen Kaufman (79) Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	6	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (79) Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	6	Director of Freight Management Systems, Inc.

Richard Weinberger (79) Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	6	None.

OFFICERS
David Lerner President (see biography above)

Alan P. Chodosh (62) Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Financial and Operations Officer of David Lerner Associates, Inc. since June 1999.	N/A	N/A

Joseph Pickard (55) Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; Senior Vice President and General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	All addresses are in c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset, New York 11791.

2	Each Director serves for an indefinite term, until his successor is elected.

3	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

4	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

42	SPIRIT OF AMERICA

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Income Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

Ultimus Asset Services, LLC

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, OH 43219

Independent Registered Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America Income Fund, call (800) 452-4892 or (516) 390-5565.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2015 Spirit of America        SOAIN-AR15

ANNUAL REPORT

DECEMBER 31, 2015

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We are pleased to send you the Annual Report for The Spirit of America Income and Opportunity Fund, (the “Fund”). The Fund began operations on July 4, 2013.

We hope you are as excited as we are to be a part of our fund, which we anticipate will continue to grow and is designed to deliver attractive returns to our investors. Since its inception the Fund has experienced an increase in assets under management and we look forward to continued inflows and further development in the upcoming year.

We firmly believe that striving for the optimal balance between yield and risk will position us to achieve long term success. Our dedication to providing our investors with a fund that will merit their long term commitment and satisfaction has never been stronger. Now is an excellent time to team up with your Investment Counselor to evaluate your portfolio and make sure you are properly positioned to achieve your investment goals for the upcoming year.

We appreciate your support of our fund and look forward to your continued investment in The Spirit of America Income and Opportunity Fund.

Sincerely,

David Lerner	William Mason
President	Portfolio Manager
Spirit of America Investment Fund, Inc.

INCOME & OPPORTUNITY FUND	1

MANAGEMENT DISCUSSION (UNAUDITED)

Economic Summary

The Federal Reserve raised rates to a range between 0.25% and 0.5% signaling the beginning of the end for the central bank’s stimulus program as anticipated during their December meeting. Fed officials emphasized that they intend to raise rates gradually and only if economic growth continues. They are predicting that if all goes smoothly short-term rates may rise by about one percentage point a year for the next three years.

At the end of December the Department of Commerce revised the U.S. gross domestic product (GDP) for the 3rd quarter of 2015 up to a 2.0% annual pace. The increase in GDP this quarter primarily reflected positive contributions from personal consumption, nonresidential fixed investment, state and local spending, residential fixed investment, and exports that were partly offset by a negative contribution from private inventory investment and an increase in imports. In the 2nd quarter GDP increased by a 3.9% pace following the 0.02% contraction in the 1st quarter.

The latest employment data released by the Bureau of Labor Statistics in the December jobs report shows total nonfarm payroll employment rose by 292,000 jobs. In 2015, payroll employment growth totaled 2.7 million, compared with 3.1 million in 2014. The unemployment rate was 5.0%, down by 0.6% over the past 12 months.

Market Commentary

This past year the S&P 500 hit a record high in May only to slump in August over fears of a China-led global economic slowdown. For the year, the S&P 500 was down 0.73%. The Dow Jones industrial average lost 2.23% for the year, its first annual decline since 2008. The Nasdaq

Composite gained 5.73% after surpassing levels not seen since the dot-com bubble in 2000.

The Fund invests a portion of its assets in Master Limited Partnerships (MLPs). The Alerian MLP Index (AMZ), a capitalization-weighted composite of 50 energy Master Limited Partnerships, had a total return of -32.59% for the period of December 31, 2014 through December 31, 2015.

Treasuries and taxable municipal bonds were down in 2015. The 30 Year US Treasury Yield moved from a 2.69 on 1/2/15 to a 3.02 12/31/15. At the same time, the MMD Taxable 30 Year AAA yield began the year at a 3.49 on 1/2/15 and ended the year at a 3.86 on 12/31/15.

Fund Summary

The Spirit of America Income and Opportunity Fund’s, (SOAIX) (the “Fund”) objective is to provide shareholders with current income and the potential for capital appreciation. The emphasis of the Fund is focused on investing in a diversified portfolio of equity securities, fixed income securities, REIT’s, and master limited partnerships (MLPs).

At the end of 2015, the Fund had 38% of its assets invested in taxable municipal bonds, over 19% in preferred stock, over 13% in master limited partnerships (MLPs), over 5% in corporate bonds, and over 20% in non-MLP common stock positions.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model. We invest the old fashioned way — utilizing hard work, intensive research, and intuitive

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

decisions. Our decisions are based on experience.

Return Summary

The Spirit of America Income and Opportunity Fund, SOAOX (the “Fund”), had a total one year return of -5.01% (no load, gross of fees) as of December 31, 2015. This compares to the 0.55% return of its benchmark, the Barclay U.S. Aggregate Index, for the same period. That result does not take the Fund’s sales charge and expense ratio into account.

As we mentioned earlier, the yield increased on both the US 30 Year Treasury and taxable municipal market during 2015. The upward trajectory of the yields in the bond market led fixed income securities to decrease in value contributing to the Fund’s negative return. The major factor contributing to the Fund’s underperformance compared to the index is the Fund’s allocation in common stock, MLP and preferred stock positions. These asset classes are not included in the index.

Including the sales charge and expenses, as of December 31, 2015, the Fund’s one year return was -10.66%. The Fund, which began operations in July 2013, had a return since inception of -0.73% as December 31, 2015.

We plan to proceed with the same game plan we have employed since the Fund began: pursuing a balance between yield and risk.

INCOME & OPPORTUNITY FUND	3

ILLUSTRATION OF INVESTMENT (UNAUDITED)

Summary of Portfolio Holdings (Unaudited)

As of December 31, 2015

Municipal Bonds	38.03%	$19,482,342
Common Stocks	34.32	17,586,763
Preferred Stocks	19.52	10,001,787
Corporate Bonds	5.30	2,716,957
Money Market Securities	2.83	1,450,221
Total Investments	100.00%	$51,238,070

4	SPIRIT OF AMERICA

ILLUSTRATION OF INVESTMENT (UNAUDITED) (CONT.)

Average Annual Returns (Unaudited)

(For the Periods Ended December 31, 2015)

	1 Year	Since Inception (July 8, 2013)
Spirit of America Income & Opportunity Fund (NAV)	(6.19)%	1.24%
Spirit of America Income & Opportunity Fund (POP)	(10.66)%	(0.73)%
Barclays U.S. Aggregate Bond Index	0.55%	3.19%

NAV represents the Net Asset Value. Returns at NAV do not reflect the maximum 4.75% sales charge. POP represents Public Offering Price and returns at POP do reflect the maximum 4.75% sales charge. Total returns for periods less than one year are not annualized.

Performance data quoted represents past performance; past performance is no guarantee of future results.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Growth of $10,000 (Unaudited)

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

*	Fund commenced operations July 8, 2013.
**	The Barclays U.S. Aggregate Bond Index benchmark is based on a start date of July 8, 2013.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800- 452-4892.

The Barclays U.S. Aggregate Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

INCOME & OPPORTUNITY FUND	5

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX MONTH PERIOD JULY 1, 2015 TO DECEMBER 31, 2015

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the six month period, July 1, 2015 to December 31, 2015.

Spirit of America Income & Opportunity Fund

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$956.60	1.25%	$6.16
Hypothetical 5% Return	$1,000.00	$1,018.90	1.25%	$6.36

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 365.

6	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2015

	Principal Amount	Market Value
Municipal Bonds 37.81%

Alabama 1.95%
Health Care Authority for Baptist Health/The, Health, Hospital, Nursing Home Improvements, Refunding Revenue Bonds, Series A, 5.50%, 11/15/43	$1,000,000	$1,002,190

Arizona 2.14%
City of Glendale, AZ, Senior Excise Tax Revenue, Refunding Revenue Bonds, 3.93%, 07/01/31	500,000	474,975
City of Tucson, AZ, Certificate Participation, Refunding Revenue Bonds, (AGM), 4.83%, 07/01/34	620,000	630,143
		1,105,118

California 3.31%
City of Newport Beach, CA, Certificate Participation, Public Improvements, Build America Revenue Bonds, 7.17%, 07/01/40	800,000	1,008,064
San Bernardino Community College District, Public Improvements, General Obligation Unlimited, 7.63%, 08/01/44	505,000	698,966
		1,707,030

Florida 1.89%
Pasco County School Board, School Improvements, Certificate Participation, Callable 12/01/24 @ 100, (AGM), 5.00%, 12/01/37	1,000,000	974,240

Georgia 2.17%
Municipal Electric Authority of Georgia, Electric Lights & Power Improvements, Build America Refunding Revenue Bonds, 7.06%, 04/01/57	1,000,000	1,119,750

Kansas 1.95%
Kansas Development Finance Authority, Revenue Bonds, Series H, 4.73%, 04/15/37	1,000,000	1,004,400

Louisiana 0.97%
City of New Orleans, LA, Public & Recreational Facilities Improvements, General Obligation Unlimited, Series A, Callable 12/01/24 @ 100, (AGM) (OID), 4.00%, 12/01/31	500,000	499,400

See accompanying notes which are an integral part of these financial statements.

INCOME & OPPORTUNITY FUND	7

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

Michigan 1.97%
County of Macomb, MI, Retirement Facilities, General Obligation Limited, Callable 11/01/25 @ 100, 4.42%, 11/01/35	$1,000,000	$1,017,180

Minnesota 0.49%
Housing & Redevelopment Authority of The City of St Paul Minnesota, Revenue Bonds, 4.19%, 07/01/27	250,000	250,803

Nebraska 3.05%
Public Power Generation Agency, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.24%, 01/01/41	1,315,000	1,569,400

Nevada 0.25%
County of Washoe, NV, Public & Highway Improvements, Build America Revenue Bonds, 7.97%, 02/01/40	100,000	126,974

New Jersey 1.40%
New Jersey Housing & Mortgage Finance Agency, State Multi-Family Housing, Refunding Revenue Bonds, Series E, Callable 11/01/24 @ 100, 4.47%, 11/01/37	750,000	720,015

New York 1.19%
Metropolitan Transportation Authority, Revenue Bonds, 6.65%, 11/15/39	225,000	292,916
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Miscellaneous Purposes Revenue Bonds, (State Aid Withholding), 5.00%, 07/15/30	300,000	320,598
		613,514

Ohio 5.76%
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 8.08%, 02/15/50	1,000,000	1,475,840
American Municipal Power, Inc., Revenue Bonds, 7.83%, 02/15/41	1,000,000	1,377,180
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 5.94%, 02/15/47	100,000	115,685
		2,968,705

See accompanying notes which are an integral part of these financial statements.

8	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Principal Amount	Market Value

Oregon 1.89%
Washington & Multnomah Counties School District No. 48J Beaverton, Pension Funding, General Obligation Limited, Callable 06/30/25 @ 100, 4.06%, 06/30/34	$1,000,000	$975,700

Pennsylvania 2.02%
City of Reading, PA, General Obligation Unlimited, Refunding Revenue Bonds, Callable 11/01/24 @ 100, (AGM) (OID), 5.30%, 11/01/33	1,000,000	1,040,650

Tennessee 1.45%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements, Revenue Bonds, 7.43%, 07/01/43	500,000	647,100
Metropolitan Government of Nashville & Davidson County, TN, General Obligation Unlimited, Refunding Revenue Bonds, Series B, 3.49%, 07/01/29	100,000	97,558
		744,658

Texas 1.60%
El Paso Downtown Development Corp., Recreational Facility Improvements, Revenue Bonds, 7.25%, 08/15/43	750,000	824,490

Wisconsin 2.36%
Public Finance Authority, Parking Facility Improvements, Revenue Bonds, Callable 11/01/24 @ 100, (OID), 5.00%, 11/01/44	1,250,000	1,218,125
Total Municipal Bonds (Cost $19,412,170)		19,482,342

	Shares	Market Value

Preferred Stocks 19.41%

Consumer Staples 1.26%
CHS, Inc., 7.50%	24,000	$649,200

Energy 0.05%
Vanguard Natural Resources LLC, 7.63%	3,100	28,365

Financials 6.14%
Aegon NV, 8.00%	2,000	55,080
Aegon NV, 6.38%	10,000	258,000

See accompanying notes which are an integral part of these financial statements.

INCOME & OPPORTUNITY FUND	9

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Shares	Market Value

Financials (cont.)
Aviva PLC, 8.25%	2,000	$52,940
Capital One Financial Corp., 6.70%	10,000	275,500
Citigroup, Inc., 6.88%	12,000	334,320
First Republic Bank, 5.70%	10,000	255,000
Hancock Holding Co., 5.95%	10,200	250,002
JPMorgan Chase & Co., 6.10%	10,000	258,800
JPMorgan Chase & Co., 6.70%	10,000	274,800
JPMorgan Chase & Co., 6.30%	15,750	413,595
Northern Trust Corp., 5.85%	6,000	160,560
Zions Bancorp, 6.95%	20,000	575,200
		3,163,797

Industrials 0.63%
Pitney Bowes, Inc., 6.70%	12,000	323,520

Real Estate Investment Trusts 8.48%
Alexandria Real Estate Equities, Inc., 6.45%	10,800	279,828
CBL & Associates Properties, Inc., 6.63%	2,640	65,868
CBL & Associates Properties, Inc., 7.38%	4,800	121,392
DDR Corp., 6.50%	11,500	289,800
Digital Realty Trust, Inc., 7.38%	13,848	372,511
Digital Realty Trust, Inc., 6.35%	10,000	256,800
Equity Commonwealth, 5.75%	10,000	245,100
Equity Commonwealth, 7.25%	14,060	359,795
Equity Commonwealth, 6.50%	6,000	148,440
Gramercy Property Trust, 7.13%	3,000	74,400
Kilroy Realty Corp., 6.88%	2,495	64,396
LaSalle Hotel Properties, 7.50%	10,339	258,475
Pebblebrook Hotel Trust, 8.00%	2,600	67,132
Pebblebrook Hotel Trust, 7.88%	6,000	150,720
Realty Income Corp., 6.63%	6,500	172,185
SL Green Realty Corp., 6.50%	8,100	206,226
Taubman Centers, Inc., 6.25%	3,211	81,881
Taubman Centers, Inc., 6.50%	16,436	419,447
Urstadt Biddle Properties, Inc., 6.75%	4,000	104,920
Urstadt Biddle Properties, Inc., 7.13%	10,000	258,600
VEREIT, Inc., 6.70%	15,029	369,713
		4,367,629

Telecommunication Services 1.02%
Qwest Corp., 6.88%	12,000	309,000
United States Cellular Corp., 7.25%	8,500	217,940
		526,940

See accompanying notes which are an integral part of these financial statements.

10	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Shares	Market Value

Utilities 1.83%
Duke Energy Corp., 5.13%	10,000	$256,600
Entergy Mississippi, Inc., 6.00%	2,150	55,836
NextEra Energy Capital Holdings, Inc., 5.63%	10,000	254,000
SCE Trust I, 5.63%	10,000	253,100
SCE Trust II, 5.10%	5,000	122,800
		942,336
Total Preferred Stocks (Cost $9,658,529)		10,001,787

Common Stocks 34.14%

Consumer Staples 1.81%
Altria Group, Inc.	6,590	383,604
Philip Morris International, Inc.	4,210	370,101
Reynolds American, Inc.	3,852	177,770
		931,475

Energy 14.36%
American Midstream Partners LP	17,415	140,887
Buckeye Partners LP	5,705	376,302
Calumet Specialty Products Partners LP	14,620	291,084
Cheniere Energy Partners LP	11,400	297,198
Cone Midstream Partners LP	21,900	215,715
DCP Midstream Partners LP	10,415	256,938
Enbridge Energy Partners LP	22,561	520,482
Energy Transfer Partners LP	15,903	536,408
EnLink Midstream Partners LP	20,140	333,921
Enterprise Products Partners LP	18,180	465,044
Global Partners LP	11,665	204,954
Kinder Morgan, Inc.	19,832	295,894
MPLX LP	8,000	314,640
NGL Energy Partners LP	8,449	93,277
Plains All American Pipeline LP	13,870	320,397
Rose Rock Midstream LP	4,340	65,274
Southcross Energy Partners LP	17,861	63,585
Sunoco Logistics Partners LP	12,900	331,530
Sunoco LP	7,200	285,192
Targa Resources Partners LP	12,500	206,625
TC PipeLines LP	6,320	314,167
Tesoro Logistics LP	14,285	718,821
USA Compression Partners LP	16,966	194,939
Williams Partners LP	19,985	556,582
		7,399,856

See accompanying notes which are an integral part of these financial statements.

INCOME & OPPORTUNITY FUND	11

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Shares	Market Value

Financials 2.03%
BGC Partners, Inc.	69,044	$677,322
Blackstone Group LP/The	12,505	365,646
		1,042,968

Real Estate Investment Trusts 12.58%
Apple Hospitality REIT, Inc.	27,150	542,186
Blackstone Mortgage Trust, Inc.	18,305	489,842
City Office REIT, Inc.	56,470	687,805
Digital Realty Trust, Inc.	4,760	359,951
Gramercy Property Trust	49,314	380,704
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	77,829	1,472,525
HCP, Inc.	12,482	477,312
Independence Realty Trust, Inc.	76,579	575,108
Lexington Realty Trust	65,336	522,688
Starwood Property Trust, Inc.	19,990	410,994
WP Carey, Inc.	9,550	563,450
		6,482,565

Telecommunication Services 1.66%
AT&T, Inc.	24,864	855,570

Utilities 1.70%
American Electric Power Co., Inc.	6,170	359,526
Consolidated Edison, Inc.	8,010	514,803
		874,329
Total Common Stocks (Cost $20,513,396)		17,586,763

	Principal Amount	Market Value

Corporate Bonds 5.27%
American University, 4.32%, 04/01/45	$250,000	$234,457
Entergy Texas, Inc., 5.15%, 06/01/45	100,000	98,418
Ford Motor Co., 9.98%, 02/15/47	500,000	702,371
McLaren Health Care Corp., 4.53%, 05/15/38	290,000	271,225
QUALCOMM, Inc., 4.80%, 05/20/45	1,000,000	890,486
Wells Fargo & Co., 7.98%, 03/29/49 (a)	500,000	520,000
Total Corporate Bonds (Cost $2,882,800)		2,716,957

See accompanying notes which are an integral part of these financial statements.

12	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2015

	Shares	Market Value

Money Market 2.82%
Fidelity Prime Money Market Portfolio, Institutional Class, 0.32% (b)	1,450,221	$1,450,221

Total Money Market (Cost $1,450,221)		1,450,221

Total Investments — 99.45%
(Cost $53,917,116)		51,238,070
Other Assets in Excess of Liabilities — 0.55%		284,743

NET ASSETS — 100.00%		$51,522,813

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2015.
(b)	Rate disclosed is the seven day yield as of December 31, 2015.

AGM - Assured Guaranty Municipal Corp.

OID - Original Issue Discount

REIT - Real Estate Investment Trust

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC (formerly Huntington Asset Services, Inc.).

See accompanying notes which are an integral part of these financial statements.

INCOME & OPPORTUNITY FUND	13

STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 2015

ASSETS
Investments in securities at value (cost $53,917,116)	$51,238,070
Receivable for Fund shares sold	103,332
Dividends and interest receivable	471,917
Prepaid expenses	5,006
TOTAL ASSETS	51,818,325

LIABILITIES
Payable for Fund shares redeemed	109,126
Payable for distributions to shareholders	104,091
Payable for investment advisory fees	22,217
Payable for accounting and administration fees	4,561
Payable for distribution fees	10,699
Payable to custodian	800
Payable for audit fees	22,900
Payable for printing fees	12,978
Payable for transfer agent fees	3,419
Payable for chief compliance officer salary	123
Other accrued expenses	4,598
TOTAL LIABILITIES	295,512
NET ASSETS	$51,522,813
Net assets applicable to 5,627,258 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$51,522,813
Net asset value and redemption price per share ($51,522,813 ÷ 5,627,258 shares)	$9.16
Maximum offering price per share ($9.16 ÷ 0.9525)	$9.62

SOURCE OF NET ASSETS
As of December 31 2015, net assets consisted of:
Paid-in capital	$55,910,096
Accumulated undistributed net investment loss	(99,905)
Accumulated net realized loss on investments	(1,608,332)
Net unrealized depreciation on investments	(2,679,046)
NET ASSETS	$51,522,813

See accompanying notes which are an integral part of these financial statements.

14	SPIRIT OF AMERICA

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends	$813,513
Interest	949,625
TOTAL INVESTMENT INCOME	1,763,138

EXPENSES
Investment advisory	294,908
Distribution	113,426
Accounting and Administration	34,396
Transfer agent	35,004
Audit	23,500
Chief Compliance Officer salary	1,366
Custodian	5,005
Directors	4,885
Insurance	8,878
Legal	3,875
Printing	38,988
Registration	15,301
Line of credit	375
Other	3,482
TOTAL EXPENSES	583,389
Fees waived by Adviser	(15,173)
NET EXPENSES	568,216
NET INVESTMENT INCOME	1,194,922

REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS
Net realized loss from investment transactions	(1,137,541)
Net change in unrealized appreciation (depreciation) of investments	(3,394,005)
Net realized and unrealized loss on investments	(4,531,546)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,336,624)

See accompanying notes which are an integral part of these financial statements.

INCOME & OPPORTUNITY FUND	15

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

OPERATIONS
Net investment income	$1,194,922	$576,567
Net realized loss on investment transactions	(1,137,541)	(472,009)
Net change in unrealized appreciation/depreciation of investments	(3,394,005)	865,721
Net increase (decrease) in net assets resulting from operations	(3,336,624)	970,279

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investments income	(1,244,119)	(620,404)
Distributions from return of capital	(800,789)	(245,196)
Total distributions to shareholders	(2,044,908)	(865,600)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold	37,720,439	25,306,364
Shares issued from reinvestment of distributions	1,418,799	665,850
Shares redeemed	(12,705,183)	(3,004,299)
Increase in net assets derived from capital share transactions	26,434,055	22,967,915
Total increase in net assets	21,052,523	23,072,594

NET ASSETS
Beginning of year	30,470,290	7,397,696
End of year	$51,522,813	$30,470,290

Accumulated undistributed net investment income (loss)	$(99,905)	$(50,587)

Transactions in capital stock were:
Shares sold	3,803,916	2,447,021
Shares issued from reinvestment of distributions	146,268	64,327
Shares redeemed	(1,311,154)	(292,409)
Increase in shares outstanding	2,639,030	2,218,939

See accompanying notes which are an integral part of these financial statements.

16	SPIRIT OF AMERICA

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	For the Period Ended December 31, 2013*

Net Asset Value, Beginning of Period	$10.20	$9.62	$10.00

Income from Investment Operations:
Net investment income	0.25	0.39	0.14
Net realized and unrealized gain (loss) on investments	(0.86)	0.73	(0.31)
Total income from investment operations	(0.61)	1.12	(0.17)

Less Distributions:
Distributions from net investment income	(0.26)	(0.39)	(0.15)
Distributions from capital gains	—	—	(0.01)
Distributions from return of capital	(0.17)	(0.15)	(0.05)
Total distributions	(0.43)	(0.54)	(0.21)

Net Asset Value, End of Period	$9.16	$10.20	$9.62
Total Return[1]	(6.19)%	11.74%	(1.63)%[2]

Ratios/Supplemental Data:
Net assets, end of period (000)	$51,523	$30,470	$7,398
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.28%	1.66%[4]	2.72%[3]
After expense reimbursement or recapture	1.25%	1.26%[4]	1.50%[3]
Ratio of net investment income to average net assets	2.63%	3.83%	3.25%[3]
Portfolio turnover	8%	20%	12%[2]

1 Calculation does not reflect sales load.

2 Calculation is not annualized.

3 Calculation is annualized.

4 Includes interest expense of 0.01%

* For the period July 8, 2013 (commencement of operations) to December 31, 2013.

See accompanying notes which are an integral part of these financial statements.

INCOME & OPPORTUNITY FUND	17

NOTES TO FINANCIAL STATEMENTS	DECEMBER 31, 2015

Note 1 – Organization

Spirit of America Income & Opportunity Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on July 8, 2013. The Fund seeks to achieve its investment objective of providing shareholders with current income and the potential for capital appreciation by investing a substantial percentage of its total assets in a portfolio of common and preferred stocks, fixed income securities of any grade, as well non-rated fixed income securities, both short-term and long- term, including zero-coupon securities, taxable and tax-free municipal bonds, income producing convertible securities, corporate bonds, including high-yield U.S. corporate bonds, floating rate bonds and step coupon bonds, municipal lease agreements, certificates of participation and collateralized mortgage obligations (“CMOs”), U.S. government agency securities, including securities issued by the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and the Government National Mortgage Association (“GNMA”), equity real estate investment companies (“REITs”), which are subject to federal income tax, and Master Limited Partnerships (“MLPs”). The Fund offers one class of shares.

Note 2 – Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

18	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2015

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

The summary of inputs used to value the Fund’s net assets as of December 31, 2015 is as follows:

	Value Inputs
Assets	Level 1	Level 2	Level 3	Totals
Municipal Bonds	$—	$19,482,342	$—	$19,482,342
Preferred Stocks*	10,001,787	—	—	10,001,787
Common Stocks*	17,586,763	—	—	17,586,763
Corporate Bonds	—	2,716,957	—	2,716,957
Money Market Securities	1,450,221	—	—	1,450,221

Total	$29,038,771	$22,199,299	$—	$51,238,070

The Fund did not have any transfers between levels as of December 31, 2015. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E. Use of Estimates: In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INCOME & OPPORTUNITY FUND	19

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2015

F. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be declared daily and paid monthly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares.

Note 3 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the year ended December 31, 2015, excluding short-term investments, were $31,620,792 and $3,209,768, respectively.

Note 4 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.65% of the Fund’s average daily net assets. Investment advisory fees for the year ended December 31, 2015, were $294,908.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 1.25% of the average daily net assets of the Fund through April 30, 2016. The waiver does not include, front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. For the year ended December 31, 2015, the Adviser waived advisory fees in the amount of $15,173.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. The balance of recoverable expenses to the Adviser as of December 31, 2015 was $102,757. Of this balance, $27,925 will expire in 2016, $59,659 will expire in 2017 and $15,173 will expire in 2018.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”) a monthly fee of 1/12 of 0.25% of the Funds average daily net assets for the Distributor’s services and expenses in distributing shares of the Fund and providing personal services and/or maintaining shareholder accounts. For the year ended December 31, 2015, fees paid to the Distributor under the Plan were $113,426.

The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the year ended December 31, 2015, sales charges received by the Distributor were $1,643,990. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $5,250, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the

20	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2015

services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2015, the Fund was allocated $1,366 of the Chief Compliance Officer’s salary.

Note 5 – Concentration and Other Risks

The Fund is non-diversified such that the Fund may invest a larger percentage of its assets in a given security than a diversified fund.

The Fund’s performance could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

The Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Fund may invest in junk bonds.

The Fund may be affected by credit risk of lower grade securities, which is the possibility that municipal securities rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment- grade municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Fund may lose its entire investment in those securities.

Other risks include income risk, liquidity risk, prepayment risk on collateralized mortgage obligations, municipal project specific risk, municipal lease obligation risk, zero coupon securities risk, market risk, manager risk, taxability risk, state-specific risk and exchange traded funds risk.

Note 6 – Federal Income Taxes

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Taxable Basis Distributions

	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions
12/31/2015	$1,244,119	$—	$—	$800,789	$2,044,908
12/31/2014	$620,404	$—	$—	$245,196	$865,600

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

INCOME & OPPORTUNITY FUND	21

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2015

The adjusted cost basis of investment and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

As of December 31, 2015
Gross unrealized appreciation	$1,986,299
Gross unrealized depreciation	(4,675,174)

Net unrealized depreciation(a)	(2,688,875)

Cost basis of investments	$53,926,945

(a)	The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to wash sales and the tax treatment of Trust Preferred securities.

At December 31, 2015, the components of accumulated distributable earnings (losses) for the Fund on a tax basis were as follows:

Unrealized depreciation	$(2,688,875)
Other accumulated losses	(1,698,408)

Total accumulated earnings (losses)	$(4,387,283)

Other accumulated losses consist of distribution payable of $104,091 not deducted for tax purposes, $892,914 of capital loss carryforwards, and $701,403 of post-October losses.

As of December 31, 2015, the Fund had available for federal tax purposes $793,691 and $99,223 in short-term and long-term capital loss carryforwards, respectively, with no expiration, which are available for offset against future taxable net capital gains.

Certain capital and qualified late year losses incurred after October 31 and within the current taxable year are deemed to arise on the first business day of the Fund’s following taxable year. For the year ended December 31, 2015, the Fund deferred post-October losses in the amount of $701,403.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Note 7 – Reclassification

Permanent differences, incurred during the year ended December 31, 2015, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in capital as follows:

Undistributed Net Investment Income	$(121)
Accumulated Net Realized Gain (Loss)	1,218
Paid-In Capital	(1,097)

Note 8 – Line of Credit

The Fund participates in a short-term credit agreement (“Line of Credit) with The Huntington National Bank, the custodian of the Fund’s investments expiring on May 25, 2016. Borrowing under this agreement bear interest at London Interbank Offered Rate (“LIBOR”) plus 1.500%. Maximum borrowings for the Fund is the lesser of $3,000,000 or 10% of the Fund’s daily market value.

22	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2015

Total bank line of credit as of December 31, 2015	$3,000,000
Average borrowings during year	7,504
Number of days outstanding*	3
Average interest rate during year	1.688%
Highest balance drawn during year	12,857
Highest balance interest rate	1.922%
Interest expense incurred	$—
Interest rate at December 31, 2015	1.922%

*	Number of days outstanding represents the total days during the year ended December 31, 2015 that the Fund utilized the line of credit.

Note 9 – Other Matters

On May 7, 2010, each of William Mason, the Portfolio Manager for the Real Estate Fund, Income Fund, and Opportunity Fund, and DLA, the Fund’s principal underwriter and distributor, received a Notice of Complaint from the Department of Enforcement of the Financial Industry Regulatory Authority (“FINRA”) relating to Mr. Mason’s activities as head of the fixed income trading department of DLA and DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Complaint alleges that each of Mr. Mason and DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. On April 4, 2012, a FINRA hearing panel issued a decision in this matter and assessed monetary fines and other sanctions against DLA and Mr. Mason, including a suspension of Mr. Mason from association with a FINRA member firm for six (6) months. Both DLA and Mr. Mason appealed the decision.

On May 27, 2011, FINRA filed a complaint against DLA, the Fund’s principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). More specifically, FINRA alleged that DLA failed to conduct adequate due diligence, thereby leaving it without a reasonable basis for recommending customer purchases of Apple REIT, in addition to using false, exaggerated and misleading statements regarding the performance of earlier closed Apple REITs. In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to add David Lerner as an individual respondent and alleged violations of Section 17(a) of the Securities Act of 1933, as amended, including allegations of false, exaggerated and misleading communications to the public, through customer correspondence and investment seminars, about the investment returns, market values, performance of earlier closed Apple REITs as well as allegations of untrue statements and/or omitted material facts concerning the prior performance, steady distribution rates, unchanging valuations, and prospects of the earlier closed Apple REITs and/or Apple REIT. On October 22, 2012, DLA, Mr. Lerner and Mr. Mason settled all of the foregoing FINRA investigations and actions involving Apple REIT securities and municipal bond and collateralized mortgage obligation pricing. Without admitting or denying the allegations, in connection with the settlement, DLA, Mr. Lerner and Mr. Mason each agreed, among other things, to pay a fine; and Mr. Lerner agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of one year and in any principal capacity for a period of two years thereafter beginning on November 19, 2012; and Mr. Mason agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of six months, which suspension ended

INCOME & OPPORTUNITY FUND	23

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2015

on June 16, 2013. The fines and suspensions do not involve the Energy Fund or the Adviser. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013, plaintiffs filed a notice of appeal of the class action dismissal. On April 23, 2014, the United States Court of Appeals for the Second Circuit substantially affirmed the April 3, 2013 decision of United States District Judge, Kiyo A. Matsumoto, dismissing with prejudice the class action complaint in In Re Apple REITs Litigation. The Second Circuit held that Judge Matsumoto correctly found that there were no material misrepresentations or omissions in the offering materials for Apple REITs Six through Ten. The appeals court upheld dismissal of ten of the thirteen claims in the case, including all federal and state securities law claims, and also upheld Judge Matsumoto’s refusal to allow plaintiffs to amend their complaint. The appeals court remanded three state common law claims to the District Court for the Eastern District of New York for further proceedings. On March 25, 2015, the District Court dismissed the remaining state common law claims against DLA, with prejudice. Plaintiffs did not file an appeal. Neither the Adviser nor the Fund were a party to any of the investigations or actions listed in this section.

In October 2013, a class action litigation, titled Lewis v. Delaware Charter Guarantee & Trust Company, et al., (the “Litigation”) was commenced in federal court in Nevada against DLA, the Funds’ principal underwriter and distributor, along with other defendants, alleging, inter alia, breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence and misrepresentation. The plaintiffs, purportedly customers who maintain individual retirement accounts at DLA which contained non-traded REIT securities, allege, among other things, that the defendants failed to accurately provide annual fair market values for those REIT securities. The Litigation was transferred to the U.S. District Court for the Eastern District of New York. On March 30,

2015, the District Court dismissed all claims against DLA, with prejudice. Plaintiffs appealed the decision dismissing the claims. While it is unlikely that plaintiffs’ appeal will be successful, there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of an appeal of the decision dismissing the claims against DLA that such outcome would not materially affect DLA’s ability to act as the Funds’ principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Neither the Adviser nor the Fund are a party to the Litigation.

Note 10 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Dividend Income

For the year ended December 31, 2015, 30.71% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction

For the year ended December 31, 2015, 47.87% of the ordinary income distribution qualifies for the Dividends Received Deduction available to corporations.

24	SPIRIT OF AMERICA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spirit of America Income and Opportunity Fund and Board of Directors Spirit of America Investment Fund, Inc.

Syosset, New York

We have audited the accompanying statement of assets and liabilities of the Spirit of America Income and Opportunity Fund (the “Fund”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments as of December 31, 2015, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period July 8, 2013 (commencement of operations) through December 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Spirit of America Income and Opportunity Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period July 8, 2013 (Commencement of operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 23, 2016

INCOME & OPPORTUNITY FUND	25

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the continuance of a registered management investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). At a meeting held on December 1, 2015, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America Municipal Tax Free Bond Fund, Spirit of America Income Fund, Spirit of America Income & Opportunity Fund, and Spirit of America Energy Fund (collectively, the “Funds”). At the Meeting, the Board, including the Independent Directors voting separately, approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the

Adviser’s responses. In addition, the Directors were provided with the opportunity to request additional materials. In advance of the Meeting, the Board including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15c questionnaire and the responses provided by the Adviser; (ii) comparative information on the investment performance of the Funds, relevant indices and Lipper category peer funds as of September 30, 2015 in the form of reports generated by Strategic Insight Simfund/MF Desktop; (iii) graphs of fee comparisons for the minimum fee, maximum fee, average fee and median fee in the form of reports generated by the Funds’ administrator; (iv) graphs of performance comparisons for the minimum performing fund, the maximum performing fund, average performing fund and median performing fund for the one year, three years, five years and since inception time periods in the form of reports generated by the Funds’ administrator; (v) the allocation of the Funds’ brokerage, the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s compliance departments; (vi) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (vii) the Form ADV of the Adviser; and (viii) a memorandum from Independent Counsel regarding the responsibilities of the Independent Directors related to the approval of the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement, the Board, including the Independent Directors, requested, reviewed and considered materials furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, regarding, among other things, the personnel, each Fund’s performance,

26	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONT.)

operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:

•	The Investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	The fees charged by the Adviser for investment advisory services, as well as the compensation received by the Adviser and its affiliates;

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•

The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•	The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds.

At the Meeting, Independent Counsel also referred to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the 1940 Act with respect to the approval of the continuation of the Investment Advisory Agreement on behalf of each of the Funds. He explained that the Board must consider the (1) nature, extent and quality of services to be provided by the Adviser to the Funds; (2) the investment performance of each Fund independently; (3) the costs of the services provided and profits realized by the Adviser and its affiliates from the relationship with each Fund; (4) the extent to which economies of scale have been realized as each Fund grows and whether fee levels reflect these economies of scale for the benefit of each Fund’s investors; and (5) any other relevant considerations that the Board deems appropriate. In addition, the Independent Directors met at length with Independent Counsel during the Compliance Committee meeting to discuss the materials provided by the Adviser and to consider any additional questions they had of the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Investment Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an increasingly regulated industry. The Board, including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality of service in the future.

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and long-term investment performance for the Funds

INCOME & OPPORTUNITY FUND	27

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONT.)

over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups, and concluded that each Fund was delivering reasonable performance results, especially over the long-term, consistent with the conservative investment strategies that the Funds pursue.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by Strategic Insight Simfund/MF Desktop, as well as the comparative graphs provided by HASI, regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for each Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Municipal Fund had a gross management fee of 0.60% as compared to the median in its peer group of 0.53%; and, the performance for the 1 year period was 2.28% as compared to the median of its peer group of 2.74%. The Income Fund had a gross management fee of 0.60% as compared to the median in its peer group of 0.60%; and, the performance for the 1 year period was 1.65% as compared to the median of its peer group of (2.29%). The Real Estate Fund had a gross management fee of 0.97% as compared to the median in its peer group of 0.73%; and, the performance for the 1 year period was (1.06%) as compared to the median of its peer group of 0.91%. The Value Fund had a gross management fee of 0.97% as compared to the median in its peer group of 0.69%; and, the performance for the 1 year period was (3.16%) as compared to the median of its peer group of (0.73%). The Opportunity Fund had a gross management fee of 0.65% as compared to the median in its peer group of 1.00%; and, the performance for the 1 year period was (6.21%) as compared to the median of its peer group of (4.57%). The Energy Fund had a gross management fee of 0.95% as compared to the median in its peer group of 0.84%; and, the performance for the

1 year period was (28.09%) as compared to the average of its peer group of (32.16%). The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of each Fund. Recognizing that the fees paid by some Funds were higher than some of the comparable funds and higher than the medians in some Fund’s peer groups, the Board nonetheless noted that the fees were still close enough to the medians in each case and that several peer funds had higher fees. The Board noted that although higher, the fees were not unreasonable.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on small fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. Mr. Chodosh reported that the fund by fund expense analysis is the same as previous years, but that it does not reflect all of the overhead costs paid by DLA which may be attributed to the Adviser. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been

28	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONT.)

economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. Given the size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved at this time.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers offered breakpoints despite having significantly more assets under management. The Board stated that they would continue to review this in future years as the Funds’ assets grow.

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the Funds. The Board considered the recent management structuring changes and concluded that these changes are likely to positively impact the management of the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. The Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Investment Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Investment Advisory Agreement was in the best interests of the shareholders of each Fund. The Independent Directors also determined that the fees charged to each Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that continuation of the Investment Advisory Agreement was in the best interests of each Fund.

INCOME & OPPORTUNITY FUND	29

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, (Age) and Address[1] Position(s) with the Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS
David Lerner[3] (79) Director, Chairman of the Board, President	Since 1998	Founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	6	President and a Director of Spirit of America Management Corp., the Company’s investment adviser.

Daniel Lerner[3] (54) Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	6	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS
Allen Kaufman (79) Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	6	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (79) Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	6	Director of Freight Management Systems, Inc.

Richard Weinberger (79) Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	6	None.

OFFICERS
David Lerner President (see biography above)

Alan P. Chodosh (62) Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Financial and Operations Officer of David Lerner Associates, Inc. since June 1999.	N/A	N/A

Joseph Pickard (55) Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; Senior Vice President and General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	All addresses are in c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset, New York 11791.

2	Each Director serves for an indefinite term, until his successor is elected.

3	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

4	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

30	SPIRIT OF AMERICA

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Income & Opportunity Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

Ultimus Asset Services, LLC

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, OH 43219

Independent Registered

Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America Income & Opportunity Fund, call (800) 452-4892 or (516) 390-5565.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2015 Spirit of America        SOAIO-AR15

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e)	Not applicable.

(f) The registrant has included a copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. This code of ethics is included as an Exhibit on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2015: $100,600

Fiscal year ended 2014: $98,100

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2015: $0

Fiscal year ended 2014: $0

Fees for 2015 and 2014 related to the agreed-upon review of items within the Management’s Discussion of Fund Performance sections of the Funds’ Form N-CSR filing. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2015: $18,500

Fiscal year ended 2014: $18,000

Fees for 2015 and 2014 related to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2015: $0

Fiscal year ended 2014: $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X

Pre-Approval of Audit and Permitted Non-Audit Services Provided to the Company

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefor. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (B) shall be presented to the full Committee at each of its scheduled meetings.

De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended December 31, 2014 and December 31, 2015 are $0 and $0, respectively

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Spirit of America Investment Fund, Inc.

By (Signature and Title)	/s/ David Lerner
David Lerner, Principal Executive Officer

Date	2/25/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David Lerner
David Lerner, Principal Executive Officer

Date	2/25/16

By (Signature and Title)	/s/ Alan P. Chodosh
Alan P. Chodosh, Principal Financial Officer

Date	2/25/16